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                                                                    EXHIBIT 10.4

                PROTOTYPE DEFINED BENEFIT PENSION PLAN AND TRUST

                                  SPONSORED BY

                                      SBERA

                             BASIC PLAN DOCUMENT #02

COPYRIGHT 2002 MCKAY HOCHMAN CO., INC.                               AUGUST 2002

                                                                            8/02

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THIS DOCUMENT IS COPYRIGHTED UNDER THE LAWS OF THE UNITED STATES. ITS USE,
DUPLICATION OR REPRODUCTION, INCLUDING THE USE OF ELECTRONIC MEANS, IS PROHIBITED BY LAW WITHOUT THE EXPRESS CONSENT OF THE AUTHOR.

                                TABLE OF CONTENTS

   1.2    ACTUARIAL EQUIVALENT (EQUIVALENCE)........................................................................2
   1.3    ADOPTION AGREEMENT........................................................................................2
   1.4    ANNIVERSARY DATE..........................................................................................2
   1.5    ANNUAL ADDITIONS..........................................................................................2
   1.6    ANNUAL BENEFIT............................................................................................2
   1.7    ANNUITY STARTING DATE.....................................................................................3
   1.8    APPLICABLE INTEREST RATE..................................................................................3
   1.9    APPLICABLE LIFE EXPECTANCY................................................................................3
   1.10   APPLICABLE MORTALITY TABLE................................................................................3
   1.11   AVERAGE ANNUAL COMPENSATION...............................................................................3
   1.12   BASIC NORMAL RETIREMENT BENEFIT...........................................................................3
   1.13   BREAK IN SERVICE..........................................................................................4
   1.14   CODE......................................................................................................4
   1.15   COMPENSATION..............................................................................................4
   1.16   COVERED COMPENSATION......................................................................................6
   1.17   CUSTODIAN.................................................................................................6
   1.18   DEFINED BENEFIT PLAN......................................................................................6
   1.19   DEFINED BENEFIT PLAN DOLLAR LIMITATION....................................................................6
   1.20   DEFINED BENEFIT (PLAN) FRACTION...........................................................................6
   1.21   DEFINED CONTRIBUTION PLAN.................................................................................7
   1.22   DEFINED CONTRIBUTION (PLAN) FRACTION......................................................................7
   1.23   DESIGNATED BENEFICIARY....................................................................................7
   1.24   DIRECT ROLLOVER...........................................................................................7
   1.25   DISABILITY................................................................................................7
   1.26   DISTRIBUTEE...............................................................................................7
   1.27   DISTRIBUTION CALENDAR YEAR................................................................................7
   1.28   EARLIEST RETIREMENT AGE...................................................................................7
   1.29   EARLY RETIREMENT AGE......................................................................................8
   1.30   EARNED INCOME.............................................................................................8
   1.31   EFFECTIVE DATE............................................................................................8
   1.32   ELECTION PERIOD...........................................................................................8
   1.33   ELAPSED TIME..............................................................................................8
   1.34   ELIGIBLE RETIREMENT PLAN..................................................................................8
   1.35   ELIGIBLE ROLLOVER DISTRIBUTION............................................................................8
   1.36   EMPLOYEE..................................................................................................8
   1.37   EMPLOYER..................................................................................................9
   1.38   ENTRY DATE................................................................................................9
   1.39   ERISA.....................................................................................................9
   1.40   FIRST DISTRIBUTION CALENDAR YEAR..........................................................................9
   1.41   FRESH-START DATE..........................................................................................9
   1.42   FRESH-START GROUP.........................................................................................9
   1.43   FROZEN ACCRUED BENEFIT....................................................................................9
   1.44   FROZEN PROJECTED BENEFIT.................................................................................10
   1.45   FUND.....................................................................................................10
   1.46   HIGHEST AVERAGE COMPENSATION.............................................................................10
   1.47   HIGHLY COMPENSATED EMPLOYEE..............................................................................10
   1.48   HOUR OF SERVICE..........................................................................................11
   1.49   JOINT AND SURVIVOR ANNUITY...............................................................................11
   1.50   KEY EMPLOYEE.............................................................................................12
   1.51   LEASED EMPLOYEE..........................................................................................12
   1.52   LIMITATION YEAR..........................................................................................12
   1.53   LOOKBACK MONTH...........................................................................................12

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
   1.54   MAXIMUM PERMISSIBLE AMOUNT...............................................................................12
   1.55   MASTER OR PROTOTYPE PLAN.................................................................................13
   1.56   MONTH OF SERVICE.........................................................................................13
   1.57   NORMAL RETIREMENT AGE....................................................................................13
   1.58   NORMAL RETIREMENT BENEFIT................................................................................14
   1.59   NORMAL RETIREMENT DATE...................................................................................14
   1.60   OWNER-EMPLOYEE...........................................................................................14
   1.61   PAIRED PLANS.............................................................................................14
   1.62   PARTICIPANT..............................................................................................14
   1.63   PERIOD OF SEVERANCE......................................................................................14
   1.64   PERMISSIVE AGGREGATION GROUP.............................................................................14
   1.65   PLAN.....................................................................................................14
   1.66   PLAN ADMINISTRATOR.......................................................................................14
   1.67   PLAN YEAR................................................................................................14
   1.68   PRESENT VALUE............................................................................................14
   1.69   PROJECTED ANNUAL BENEFIT.................................................................................15
   1.70   QUALIFIED DEFERRED COMPENSATION PLAN.....................................................................15
   1.71   QUALIFIED DOMESTIC RELATIONS ORDER.......................................................................15
   1.72   QUALIFIED EARLY RETIREMENT AGE...........................................................................15
   1.73   QUALIFIED JOINT AND SURVIVOR ANNUITY.....................................................................15
   1.74   QUALIFIED VOLUNTARY CONTRIBUTION.........................................................................15
   1.75   REQUIRED AGGREGATION GROUP...............................................................................15
   1.76   REQUIRED BEGINNING DATE..................................................................................15
   1.77   RETIREMENT PROTECTION ACT OF 1999 (RPA '94) OLD LAW BENEFIT..............................................16
   1.78   ROLLOVER CONTRIBUTION....................................................................................16
   1.79   SELF-EMPLOYED INDIVIDUAL.................................................................................16
   1.80   SERVICE..................................................................................................16
   1.81   SHAREHOLDER EMPLOYEE.....................................................................................16
   1.82   SIMPLIFIED EMPLOYEE PENSION PLAN.........................................................................16
   1.83   SOCIAL SECURITY RETIREMENT AGE...........................................................................16
   1.84   SPONSOR..................................................................................................16
   1.85   SPOUSE...................................................................................................17
   1.86   STABILITY PERIOD.........................................................................................17
   1.87   STRAIGHT LIFE ANNUITY....................................................................................17
   1.88   SUPER TOP-HEAVY PLAN.....................................................................................17
   1.89   TAX REFORM ACT OF 1986 (TRA '86) ACCRUED BENEFIT.........................................................17
   1.90   TAXABLE WAGE BASE........................................................................................17
   1.91   THEORETICAL CONTRIBUTION.................................................................................17
   1.92   THEORETICAL ILP RESERVE..................................................................................17
   1.93   TOP-HEAVY DETERMINATION DATE.............................................................................17
   1.94   TOP-HEAVY PLAN...........................................................................................17
   1.95   TOP-HEAVY RATIO..........................................................................................18
   1.96   TOP-PAID GROUP...........................................................................................18
   1.97   TRANSFER CONTRIBUTION....................................................................................19
   1.98   TRUST....................................................................................................19
   1.99   TRUSTEE..................................................................................................19
   1.100    USERRA.................................................................................................19
   1.101    VALUATION DATE.........................................................................................19
   1.102    VESTED ACCRUED BENEFIT.................................................................................19
   1.103    VOLUNTARY AFTER-TAX CONTRIBUTION.......................................................................19
   1.104    WELFARE BENEFIT FUND...................................................................................19
   1.105    YEAR OF PARTICIPATION..................................................................................20
   1.106    YEAR OF SERVICE........................................................................................20

ELIGIBILITY REQUIREMENTS...........................................................................................21

   2.1    PARTICIPATION............................................................................................21
   2.2    CHANGE IN CLASSIFICATION OF EMPLOYMENT...................................................................21
   2.3    COMPUTATION PERIOD.......................................................................................21
   2.4    EMPLOYMENT RIGHTS........................................................................................21
   2.5    SERVICE WITH CONTROLLED GROUPS...........................................................................21

                                       ii
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
   2.6    LEASED EMPLOYEES.........................................................................................21

EMPLOYER CONTRIBUTIONS.............................................................................................23

   3.1    AMOUNT...................................................................................................23
   3.2    EXPENSES AND FEES........................................................................................23
   3.3    RESPONSIBILITY FOR CONTRIBUTIONS.........................................................................23
   3.4    ALLOCATIONS OF  BENEFITS.................................................................................23
   3.5    RETURN OF CONTRIBUTIONS..................................................................................24

EMPLOYEE CONTRIBUTIONS.............................................................................................25

   4.1    VOLUNTARY AFTER-TAX CONTRIBUTIONS........................................................................25
   4.2    QUALIFIED VOLUNTARY CONTRIBUTIONS........................................................................25
   4.3    ROLLOVER CONTRIBUTION....................................................................................25
   4.4    TRANSFER CONTRIBUTION....................................................................................25
   4.5    DIRECT ROLLOVER OF BENEFITS..............................................................................26
   4.6    SEPARATE ACCOUNTS........................................................................................26
   4.7    ADJUSTMENTS TO PARTICIPANT ACCOUNTS......................................................................26
   4.8    NONFORFEITABILITY........................................................................................27
   4.9    IN-SERVICE WITHDRAWALS OF EMPLOYEE CONTRIBUTIONS.........................................................27
   4.10   WITHDRAWAL ON TERMINATION OF EMPLOYMENT..................................................................27
   4.11   WITHDRAWAL ON DEATH......................................................................................27

RETIREMENT BENEFITS................................................................................................28

   5.1    NORMAL RETIREMENT BENEFIT................................................................................28
   5.2    ADJUSTING FROZEN ACCRUED BENEFITS........................................................................28
   5.3    LATE RETIREMENT BENEFIT..................................................................................28
   5.4    DISABILITY RETIREMENT BENEFIT............................................................................29
   5.5    DEFINITE BENEFIT REQUIREMENTS............................................................................29
   5.6    EARLY RETIREMENT BENEFIT.................................................................................30
   5.7    CASH-OUT OF ACCRUED BENEFITS.............................................................................30
   5.8    RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS..................................................................30
   5.9    NORMAL FORM OF PAYMENT...................................................................................31
   5.10   OPTIONAL FORMS OF PAYMENT................................................................................31
   5.11   COMMENCEMENT OF BENEFITS.................................................................................32
   5.12   IN-SERVICE WITHDRAWALS OF EMPLOYER CONTRIBUTIONS.........................................................32
   5.13   CLAIMS PROCEDURES........................................................................................32
   5.14   SUSPENSION OF BENEFITS...................................................................................32
   5.15   SPECIAL RULES FOR FULLY INSURED PLANS....................................................................33

DISTRIBUTION REQUIREMENTS..........................................................................................35

   6.1    JOINT AND SURVIVOR ANNUITY REQUIREMENTS..................................................................35
   6.2    MINIMUM DISTRIBUTION REQUIREMENTS........................................................................35
   6.3    LIMITS ON DISTRIBUTION PERIODS...........................................................................35
   6.4    REQUIRED BEGINNING DATE..................................................................................35
   6.5    DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR......................................................36
   6.6    ELIGIBILITY FOR DEATH BENEFITS...........................................................................38
   6.7    DEATH AFTER COMMENCEMENT OF BENEFITS.....................................................................38
   6.8    DEATH PRIOR TO COMMENCEMENT OF BENEFITS..................................................................38
   6.9    LIFE EXPECTANCY..........................................................................................39
   6.10   BENEFICIARY ELECTION OF DISTRIBUTION METHOD..............................................................39
   6.11   PAYMENTS TO A CHILD OF THE PARTICIPANT...................................................................39
   6.12   DEEMED DISTRIBUTION STARTING DATE........................................................................39
   6.13   NO BENEFICIARY...........................................................................................39
   6.14   TRANSITIONAL RULES.......................................................................................39

JOINT AND SURVIVOR ANNUITY REQUIREMENTS............................................................................41

   7.1    PRECEDENCE OVER CONFLICTING PROVISIONS...................................................................41
   7.2    PAYMENT OF QUALIFIED JOINT AND SURVIVOR ANNUITY..........................................................41
   7.3    PAYMENT OF QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY.....................................................41

                                       iii
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
   7.4    QUALIFIED ELECTION.......................................................................................41
   7.5    NOTICE REQUIREMENTS FOR QUALIFIED JOINT AND SURVIVOR ANNUITY.............................................42
   7.6    NOTICE REQUIREMENTS FOR QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY........................................43
   7.7    NO NOTICES FOR FULLY SUBSIDIZED PLANS....................................................................43
   7.8    TRANSITIONAL JOINT AND SURVIVOR ANNUITY RULES............................................................43
   7.9    AUTOMATIC JOINT AND SURVIVOR ANNUITY AND EARLY SURVIVOR ANNUITY..........................................43
   7.10   ANNUITY CONTRACTS........................................................................................44

VESTING............................................................................................................45

   8.1    EMPLOYER PAID BENEFITS...................................................................................45
   8.2    COMPUTATION PERIOD.......................................................................................45
   8.3    REQUALIFICATION AFTER A BREAK IN SERVICE.................................................................45
   8.4    CALCULATING VESTED INTEREST..............................................................................45
   8.5    COMMENCEMENT OF BENEFITS.................................................................................45
   8.6    FORFEITURES..............................................................................................45
   8.7    UNCLAIMED BENEFITS.......................................................................................45
   8.8    AMENDMENT OF VESTING SCHEDULE............................................................................46
   8.9    AMENDMENTS AFFECTING VESTED AND/OR ACCRUED BENEFITS......................................................46
   8.10   SERVICE WITH CONTROLLED GROUPS...........................................................................47
   8.11   COMPLIANCE WITH UNIFORMED SERVICE EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994.........................47

LIMITATIONS ON BENEFITS............................................................................................48

   9.1    PARTICIPATION IN THIS PLAN...............................................................................48
   9.2    PARTICIPATION IN THIS PLAN AND ANOTHER EMPLOYER PLAN.....................................................48
   9.3    LIMITATIONS ON BENEFITS..................................................................................49

ADMINISTRATION.....................................................................................................50

   10.1   PLAN ADMINISTRATOR.......................................................................................50
   10.2   PERSONS SERVING AS PLAN ADMINISTRATOR....................................................................51
   10.3   ACTION BY EMPLOYER.......................................................................................51
   10.4   RESPONSIBILITIES OF THE PARTIES..........................................................................51
   10.5   ALLOCATION OF INVESTMENT RESPONSIBILITY..................................................................51
   10.6   APPOINTMENT OF INVESTMENT MANAGER........................................................................51
   10.7   PARTICIPANT LOANS........................................................................................51
   10.8   INSURANCE POLICIES.......................................................................................53
   10.9   DETERMINATION OF QUALIFIED DOMESTIC RELATIONS ORDER (QDRO OR ORDER)......................................54
   10.10    RECEIPT AND RELEASE FOR PAYMENTS.......................................................................55
   10.11    RESIGNATION AND REMOVAL................................................................................55
   10.12    CLAIMS AND CLAIMS REVIEW PROCEDURE.....................................................................55
   10.13    BONDING................................................................................................56

TRUST PROVISIONS...................................................................................................57

   11.1   ESTABLISHMENT OF THE TRUST...............................................................................57
   11.2   CONTROL OF PLAN ASSETS...................................................................................57
   11.3   DISCRETIONARY TRUSTEE....................................................................................57
   11.4   NONDISCRETIONARY TRUSTEE.................................................................................58
   11.5   PROVISIONS RELATING TO INDIVIDUAL TRUSTEES...............................................................58
   11.6   INVESTMENT INSTRUCTIONS..................................................................................58
   11.7   FIDUCIARY STANDARDS......................................................................................58
   11.8   POWERS OF THE TRUSTEE....................................................................................59
   11.9   APPOINTMENT OF ADDITIONAL TRUSTEE AND ALLOCATION OF RESPONSIBILITIES.....................................61
   11.10    COMPENSATION, ADMINISTRATIVE FEES AND EXPENSES.........................................................61
   11.11    RECORDS................................................................................................62
   11.12    LIMITATION ON LIABILITY AND INDEMNIFICATION............................................................62
   11.13    CUSTODIAN..............................................................................................64
   11.14    INVESTMENT ALTERNATIVES OF THE CUSTODIAN...............................................................65
   11.15    PROHIBITED TRANSACTIONS................................................................................65
   11.16    EXCLUSIVE BENEFIT RULES................................................................................65
   11.17    ASSIGNMENT AND ALIENATION OF BENEFITS..................................................................65

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
   11.18    LIQUIDATION OF ASSETS..................................................................................66
   11.19    RESIGNATION AND REMOVAL................................................................................66

TOP-HEAVY PROVISIONS...............................................................................................67

   12.1   APPLICABILITY OF RULES...................................................................................67
   12.2   MINIMUM BENEFIT..........................................................................................67
   12.3   MINIMUM VESTING..........................................................................................68
   12.4   LIMITATIONS ON BENEFITS..................................................................................68
   12.5   BENEFIT REDUCTION RESULTING FROM AGGREGATION.............................................................68

AMENDMENT AND TERMINATION..........................................................................................71

   13.1   AMENDMENT BY SPONSOR.....................................................................................71
   13.2   AMENDMENT BY EMPLOYER....................................................................................71
   13.3   PROTECTED BENEFITS.......................................................................................71
   13.4   PLAN TERMINATION.........................................................................................71
   13.5   ALLOCATION OF ASSETS UPON TERMINATION....................................................................71
   13.6   EARLY TERMINATION PROVISIONS.............................................................................72
   13.7   EARLY TERMINATION RESTRICTIONS...........................................................................73
   13.8   QUALIFICATION OF EMPLOYER'S PLAN.........................................................................74
   13.9   MERGERS AND CONSOLIDATIONS...............................................................................75
   13.10    RESIGNATION AND REMOVAL................................................................................75
   13.11    QUALIFICATION OF PROTOTYPE.............................................................................75

GOVERNING LAW......................................................................................................76

   14.1   GOVERNING LAW............................................................................................76
   14.2   STATE COMMUNITY PROPERTY LAWS............................................................................76

                                        v
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                PROTOTYPE DEFINED BENEFIT PENSION PLAN AND TRUST

                                  SPONSORED BY

                                      SBERA

The Sponsor hereby establishes the following Prototype Retirement Plan and Trust for use by those of its customers who qualify and wish to adopt a qualified retirement program. Any Plan and Trust established hereunder shall be administered for the exclusive benefit of Participants and their beneficiaries under the following terms and conditions:

                                    ARTICLE I

                                   DEFINITIONS

1.1      ACCRUED BENEFIT
The Basic Normal Retirement Benefit computed in accordance with the Plan's benefit formula projected to a Participant's Normal Retirement Age based on the Participant's Average Annual Compensation as defined in paragraph 1.11, in effect at the date of determination and determined under one of the methods specified below:

         (a) Under the fractional method of calculating Accrued Benefit, the Normal Retirement Benefit at the Participant's Normal Retirement Age is multiplied by a fraction, as specified in the Adoption Agreement, the numerator of which is either the actual number of Years of Service the Participant has completed with the Employer or the actual number of Years of Participation in the Plan, and the denominator of which is the number of Years of Service or Participation the Participant would have accumulated with the Employer as of such Participant's Normal Retirement Age, or the current year, if later. If so selected, "Years and Months" will be substituted for "Years" in the preceding sentence. However, if this Plan has had a fresh-start and after the latest Fresh-Start Date the fresh-start rule used under the Plan is the formula with wear-away, the amount in the preceding sentence will not be less than the Participant's Frozen Accrued Benefit. If this Plan has had a fresh-start and after the latest Fresh-Start Date the fresh-start rule used under the Plan is the formula with wear-away or extended wear-away, in determining the Participant's Accrued Benefit with respect to Years of Participation or Service after the latest Fresh-Start Date under the formula without wear-away, the numerator of the fraction will be limited to the Participant's Years of Participation or Service after the latest Fresh-Start Date.

                 (1) If the Employer's Plan is a Standardized Unit Benefit Plan, a Participant's Accrued Benefit at any time equals the product of the Normal Retirement Benefit multiplied by a fraction, the numerator of which is the number of Years of Participation at such time, and the denominator of which is the number of Years of Participation the Participant would have at Normal Retirement Age, or the current year if later.

                 (2) If the Employer's Plan is a Standardized Flat Benefit Plan, a Participant's Accrued Benefit at any time equals the product of the Normal Retirement Benefit multiplied by a fraction, the numerator of which is the number of Years of Participation at such time, and the denominator of which is the number of Years of Participation the Participant would have at Normal Retirement Age, or twenty-five (25) years if greater.

         (b) Alternately, each Participant may accrue a benefit based on a fixed percentage of Compensation or stated dollar amount per Year of Participation or per Year of Service. When determining the Accrued Benefit under this method, the Basic Normal Retirement Benefit is the total benefit accrued at the Participant's Normal Retirement Date. If the Participant separates from Service prior to his or her Normal Retirement Date, the Accrued Benefit is equal to the Normal Retirement Benefit as of the date of separation of Service. If the accrual is based on a percentage of Compensation for each Year of Participation, a Participant should not accrue benefits in any year which exceed 133-1/3% of the annual rate at which the Participant could accrue benefits for any prior Plan Year.

                                       vi
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         (c)     Under the "three percent (3%) method", a Participant's Accrued
                 Benefit at any time shall equal three percent (3%) of the Normal Retirement Benefit, multiplied by the number of Years of Participation including years after Normal Retirement Age (not in excess of 33-1/3). Under this method, the Normal Retirement Benefit is the benefit to which the Participant would be entitled if he or she commenced participation at the earliest possible entry age under the Plan and served continuously until the earlier of age sixty-five (65) or the Plan's Normal Retirement Age. Compensation is based on the same number of years as specified in the definition of Average Annual Compensation in the Adoption Agreement.

The accrual computation period for purposes of computing a Participant's Accrued Benefit at any time shall be the Plan Year. Regardless of the method used, a Participant's Accrued Benefit in a given year shall never be less than his or her Accrued Benefit as of the end of the prior Plan Year.

For Plan Years beginning before Code Section 411 is applicable hereto, the Participant's Accrued Benefit shall be the greater of that provided by the Plan, or one-half of the benefit that would have accrued had the above provisions been in effect. In the event the Accrued Benefit as of the effective date of Code
Section 411 is less than that provided above, such difference shall be accrued in accordance with this paragraph.

1.2      ACTUARIAL EQUIVALENT (EQUIVALENCE)
A benefit having the same Present Value on the date payment commences as another stated benefit. For purposes of establishing Actuarial Equivalence, Present Value shall be determined by discounting all future payments for interest and mortality on the basis specified in Section III of the Adoption Agreement.

1.3      ADOPTION AGREEMENT
The document attached hereto by which an Employer elects to establish a qualified retirement plan and trust under the terms of this Prototype Plan and Trust.

1.4      ANNIVERSARY DATE
The first day or last day of the Plan Year or other day selected by the Employer pursuant to the Plan's administrative procedures.

1.5      ANNUAL ADDITIONS
The sum of the following amounts credited to a Participant's account for the Limitation Year:

         (a)     Employer contributions,

         (b)     Employee contributions (under Article IV),

         (c)     forfeitures,

         (d) amounts allocated after March 31, 1984 to an individual medical account, as defined in Code Section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer (these amounts are treated as Annual Additions to a Defined Contribution Plan though they arise under a Defined Benefit
                 Plan),

         (e) amounts derived from contributions paid or accrued after 1985, in taxable years ending after 1985, which are either attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in Code
                 Section 419A(d)(3), or under a Welfare Benefit Fund maintained by the Employer are also treated as Annual Additions to a Defined Contribution Plan. (For purposes of this paragraph, an Employee is a Key Employee if he or she meets the requirements of paragraph 1.50 at any time during the Plan Year or preceding Plan Year.) Welfare Benefit Fund is defined at paragraph 1.104; and

         (f)     allocations under a Simplified Employee Pension Plan.

1.6      ANNUAL BENEFIT
A retirement benefit under the Plan which is payable annually in the form of a Straight Life Annuity. Except as provided below, a benefit payable in a form other than a Straight Life Annuity must be adjusted to an Actuarially Equivalent Straight Life Annuity before applying the limitations of this Article. For Limitation Years beginning before

January 1, 1995, such Actuarially Equivalent Straight Life Annuity is equal to the greater of the annuity benefit computed using the interest rate specified in
Section III the Adoption Agreement or five percent (5%). For Limitation Years beginning after December 31, 1994, the Actuarially Equivalent Straight Life Annuity is equal to the greater of the annuity benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Adoption Agreement and the annuity benefit computed using a five percent (5%) interest rate assumption and the applicable mortality table specified in the Adoption Agreement. In determining the Actuarially Equivalent Straight Life Annuity for a benefit form other than a nondecreasing annuity payable for a period of not less than the life of the Participant (or, in the case of a Qualified Pre-Retirement Survivor Annuity, the life of the surviving Spouse), or decreases during the life of the Participant merely because of the death of the survivor annuitant (but only if the reduction is not below fifty percent (50%) of the Annual Benefit payable before the death of the survivor annuitant), or the cessation or reduction of Social Security supplements of qualified disability payments [as defined in Code Section 401(a)(11)], "the applicable interest rate", as defined in Section III of the Adoption Agreement, will be substituted for "a five percent (5%) interest rate assumption" in the preceding sentence. The Annual Benefit does not include any benefits attributable to Employee contributions or Rollover Contributions, or the assets transferred from a qualified plan that was not maintained by the Employer. No actuarial adjustment to the benefit is required for:

         (a)     the value of a Qualified Joint and Survivor Annuity,

         (b) the value of benefits that are not directly related to retirement benefits (such as the qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits), and

         (c) the value of post-retirement cost-of-living increases made in accordance with Code Section 415(d) and Federal Income Tax Regulations Section 1.415-3(c)(2)(iii).

1.7      ANNUITY STARTING DATE
Used in conjunction with the Qualified Joint and Survivor Annuity requirements, it is the first day of the first period for which a benefit amount is paid as an annuity or in any other form. The Annuity Starting Date for disability benefits shall be the date such benefits commence if the disability benefit is not an auxiliary benefit. An auxiliary benefit is a disability benefit that does not reduce the benefit payable at Normal Retirement Age. If benefit payments in any form are suspended pursuant to paragraph 5.14 of the Plan for an Employee who continues in Service without a separation and who does not receive a benefit payment, the recommencement of benefit payments shall be treated as a new Annuity Starting Date.

1.8      APPLICABLE INTEREST RATE
The rate of interest on thirty (30) year Treasury Securities as specified for the Lookback Month for the Stability Period specified in the Adoption Agreement.

1.9      APPLICABLE LIFE EXPECTANCY
The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the Applicable Calendar Year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated. The life expectancy of a non-Spouse beneficiary may not be recalculated.

1.10     APPLICABLE MORTALITY TABLE
The table set forth in Revenue Ruling 95-6, 1995-1 C. B., or such successor table as determined by the Secretary of the Treasury or his or her designee.

1.11     AVERAGE ANNUAL COMPENSATION
A Participant's annual Compensation averaged over the highest three (3) consecutive Plan Years or calendar years or such other period specified in
Section III of the Adoption Agreement. For a Participant with less than three
(3) Years of Service, Average Annual Compensation means the average of his or her total period of Service measured by the Plan Year or calendar year as elected in Section III of the Adoption Agreement. In Adoption Agreements not incorporating permitted disparity, the years may be nonconsecutive. In the event that a Participant is employed for less than the Plan's full accounting period, and has not been credited with the number of years in the averaging period, annual Compensation shall be the annual equivalent of his or her remuneration for such period, if the Participant qualifies for a Year of Service or Participation. For Participants with more Service than specified in the averaging period, the average will be based on the selection in Section III of the Adoption Agreement.

1.12     BASIC NORMAL RETIREMENT BENEFIT

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A monthly pension beginning on the first day of the month following a
Participant's Normal Retirement Date, or actual retirement date if the Participant works past Normal Retirement and does not commence payment, and ending on the first day of the month in which death occurs.

1.13     BREAK IN SERVICE
A twelve (12) consecutive month period during which an Employee fails to complete more than 500 Hours of Service, if the Hours of Service method is used to determine a Year of Service or a period of severance of at least twelve (12) consecutive months if the Elapsed Time Method is being used to determine a Year of Service.

1.14     CODE
The Internal Revenue Code of 1986 including any amendments thereto. Reference to any section or subsection of the Code, includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection, and also includes reference to any Regulation issued pursuant to or with respect to such section or subsection.

1.15     COMPENSATION
The Employer may select one of the following three safe-harbor definitions of Compensation in the Adoption Agreement. An Employer who adopts a standardized plan, a plan that uses permitted disparity, or a plan that must provide a top-heavy minimum benefit must use one of the three safe-harbor definitions of Compensation. In a Nonstandardized Adoption Agreement, the Employer may modify the definition of Compensation, provided that such definition, as modified, satisfies the provisions of Code Sections 414(s) and 401(a)(4). Compensation will also include Compensation from the Employer paid by another individual or entity under the provisions of Code Sections 3121 and 3306. Unless otherwise specified in the Adoption Agreement, Compensation shall only include amounts earned while a Participant if Plan Year is chosen as the determination period.

         (a) CODE SECTION 3401(a) WAGES. Compensation is defined as wages within the meaning of Code Section 3401(a) for the purposes of Federal income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed [such as the exception for agricultural labor in Code Section 3401(a)(2)].

         (b) CODE SECTIONS 6041, 6051 AND 6052 REPORTABLE WAGES Compensation is defined as information required to be reported under Code Sections 6041, 6051 and 6052 of the Internal Revenue Code (wages, tips and other compensation as reported on Form W-2). Compensation includes wages at (a) above and all other payments of Compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Compensation must be determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed [such as the exception for agricultural labor in Code Section 3401(a)(2)].

         (c)     CODE SECTION 415 COMPENSATION. Compensation is defined as Code
                 Section 415 Compensation which is: a Participant's Earned Income, wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income [including, but not limited to, commissions paid salesmen, Compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan as described in Regulations Section 1.62-2(c)]. For Limitation Years beginning after December 31, 1997, for purposes of applying the definition of this paragraph and the limitations of Article IX, Compensation paid or made available during such Limitation Years shall include any elective deferral [as defined in Code
                 Section 402(g)(3)], and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in gross income of the Employee by reason of Code Sections 125, 132(f) 402(e)(3), 402(h)(1) or
                 403(b). Compensation excludes the following:

                 (1) for Limitation Years beginning before January 1, 1998, Employer contributions, made under the terms of a salary deferral agreement between an Employee and the Employer, to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed. Such contributions shall include any amount deferred

                                        4
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                        under Code Section 125 in connection with a cafeteria
                        plan, Code Section 402(e)(3) in connection with a cash or deferred plan, Code Section 402(h)(1)(B) in connection with a Simplified Employee Pension Plan, Code
                        Section 457 Plan and Code Section 403(b) in connection with a tax-sheltered annuity plan;

                 (2) distributions received from a plan of deferred compensation;

                 (3) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                 (4) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                 (5) other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludible from the gross income of the Employee).

Unless otherwise specified by the Employer in the Adoption Agreement, Compensation shall be determined as provided in Code Section 3401(a), i.e. paragraph (a) above.

EXCLUSIONS FROM COMPENSATION A Participant's Compensation shall be determined in accordance with paragraph (a), (b) or (c) above and shall not exclude any item of income unless provided in the basic definition or elected by the Employer in the Adoption Agreement. When applicable to a Self-Employed Individual, Compensation shall mean Earned Income.

ANNUAL ADDITIONS AND TOP-HEAVY RULES For purposes of applying the limitations of
Article IX and top-heavy minimums, the definition of Compensation shall be Code
Section 415 Compensation described in paragraph 1.15(c). For Plan Years beginning before January 1, 1998, Compensation excludes amounts deferred under a plan of deferred compensation as described at paragraph 1.15(c)(1). For Plan Years beginning after December 31, 1997, Compensation includes amounts deferred under a plan of deferred compensation as described at paragraph 1.15(c)(1). Also, for purposes of applying the limitations of Article IX, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year. For Limitation Years beginning after December 31, 1997, compensation paid or made available during such Limitation Year shall include any elective deferral [as defined in Code Section 402(g)(3)], and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Sections 125, 457 or 132(f)(4).

CONTRIBUTIONS MADE OF BEHALF OF DISABLED PARTICIPANTS Notwithstanding the preceding paragraph, Compensation for a Participant in a Defined Contribution Plan who is permanently and totally disabled [as defined in Code Section 22(e)(3)] is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Effective for Plan Years beginning after December 31, 1996, such imputed Compensation for the disabled Participant may be taken into account only if the contributions made on behalf of such Participant are nonforfeitable when made. Compensation will mean compensation as that term is defined in this paragraph of Basic Plan Document #02.

HIGHLY COMPENSATED AND KEY EMPLOYEES For purposes of paragraphs 1.47 and 1.50, Compensation shall be Code Section 415 Compensation as described in paragraph 1.15(c). Such definition shall include any amount deferred under Code Section 125 in connection with a cafeteria plan, Code Section 132(f) in connection with qualified transportation fringe benefits, Code Section 402(e)(3) in connection with a cash or deferred plan, Code Section 402(h)(1)(B) in connection with a Simplified Employee Pension Plan (SIMPLE), Code Section 402(k) in connection with a Savings Incentive Match Plan for Employees and Code Section 403(b) in connection with a tax-sheltered annuity plan.

COMPUTATION PERIOD The Plan Year shall be the computation period for purposes of determining a Participant's Compensation, unless the Employer selects a different computation period in the Adoption Agreement.

LIMITATION ON COMPENSATION The annual Compensation of each Participant which may be taken into account for determining all benefits provided under the Plan (including benefits under Article XI) for any year shall not exceed the limitation as imposed by Code Section 401(a)(17), as adjusted under Code Section 401(a)(17)(B).

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SHORT PLAN YEAR If a Plan has a Plan Year that contains fewer than twelve (12)
calendar months, then the annual Compensation limit for that period is an amount equal to the limitation as imposed by Code Section 401(a)(17) as adjusted for the calendar year in which the Compensation period begins, multiplied by a fraction, the numerator of which is the number of full months in the short Plan Year and the denominator of which is twelve (12).

USERRA For purposes of Employee and Employer make-up contributions or benefits, Compensation during the period of military service shall be deemed to be the Compensation the Employee would have received during such period if the Employee were not in qualified military service, based on the rate of pay the Employee would have received from the Employer but for the absence due to military leave. If the Compensation the Employee would have received during the leave is not reasonably certain, Compensation will be equal to the Employee's average Compensation from the Employer during the twelve (12) month period immediately preceding the military leave or, if shorter, the Employee's actual period of employment with the Employer.

PRIOR YEAR(s) If Compensation for any prior Plan Year is taken into account in determining an Employee's contributions or benefits for the current year, the Compensation for such prior year is subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000. For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

1.16     COVERED COMPENSATION
The average (without indexing) of the Taxable Wage Bases in effect for each calendar year during the thirty-five (35) year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age [as defined in Code Section 414(b)(8)]. No increase in Covered Compensation shall decrease a Participant's Accrued Benefit under the Plan. In determining a Participant's Covered Compensation for a Plan Year, the Taxable Wage Base for all calendar years beginning after the first day of the Plan Year is assumed to be the same as the Taxable Wage Base in effect at the beginning of the Plan Year for which the determination is being made. Covered Compensation for a Plan Year after the thirty-five (35) year period is the Participant's Covered Compensation for the Plan Year during which the Participant attained Social Security Retirement Age. For a Plan Year before the thirty-five (35) year period, Covered Compensation is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation will be determined based on the year designated by the Employer in the Adoption Agreement. For Plan Years beginning before 1989, Covered Compensation is as was defined under the terms of the Plan as then in effect.

1.17     CUSTODIAN
The institution or institutions (who may be the Sponsor or an affiliate) and any successors or assigns thereto, appointed by the Employer to hold the assets of the Trust as provided at paragraph 11.3 hereof.

1.18     DEFINED BENEFIT PLAN
A Plan under which a Participant's benefit is determined by a formula contained in the Plan under which no individual accounts are maintained for Participants.

1.19     DEFINED BENEFIT PLAN DOLLAR LIMITATION
The limit is $90,000, as adjusted. Effective on January 1, 1988, and each January thereafter, the $90,000 limitation will be automatically adjusted by multiplying such limit by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) in such manner as the Secretary shall prescribe. Effective for Plan Years beginning after December 31, 1994, such adjustments will be in multiples of $5,000. The new limitation will apply to Limitation Years ending within the calendar year of the date of the adjustment.

1.20     DEFINED BENEFIT (PLAN) FRACTION
A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the Defined Benefit Plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation determined for the Limitation Year under Code Sections 415(b)(1)(A) and (d) or 140% of the Highest Average Compensation, including any adjustments under Code Section 415(b)(5), both in accordance with the Maximum Permissible Amount.

Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans maintained by the Employer which were in existence on

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May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Section 415 for all Limitation Years beginning before January 1, 1987.

1.21     DEFINED CONTRIBUTION PLAN
A Plan under which individual accounts are maintained for each Participant to which all contributions, forfeitures, investment income and gains or losses, and expenses are credited or deducted. A Participant's benefit under such Plan is based solely on the fair market value of his or her account balance.

1.22     DEFINED CONTRIBUTION (PLAN) FRACTION
A fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years [including the Annual Additions attributable to the Participant's Voluntary Contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all Welfare Benefit Funds, as defined in paragraph 1.104, individual medical accounts and Simplified Employee Pension Plans maintained by the Employer], and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of Service with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer). The maximum aggregate amount in the Limitation Year is the lesser of 125% of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code
Section 415(c)(1)(A) or thirty-five percent (35%) of the Participant's Compensation for such year.

Transitional Rule: If the Employee was a Participant as of the first day of the first Limitation Year beginning after 1986, in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before 1987, shall not be recomputed to treat all Employee contributions as Annual Additions. Additionally, any adjustments which were previously made to reflect prior law changes, such as the Tax Equity and Fiscal Responsibility Act of 1982, shall continue to be incorporated in the fraction.

1.23     DESIGNATED BENEFICIARY
The individual who is designated as the beneficiary under the Plan in accordance with Code Section 401(a)(9) and the Regulations thereunder.

1.24     DIRECT ROLLOVER
A payment by the Plan to the Eligible Retirement Plan specified by the Participant.

1.25     DISABILITY
Unless the Employer has elected a different definition in the Adoption Agreement, an illness or injury of a potentially permanent nature, expected to last for a continuous period of not less than twelve (12) months, certified by a physician selected by or satisfactory to the Employer which prevents the Employee from engaging in any occupation for wage or profit for which the Employee is reasonably fitted by training, education or experience.

1.26     DISTRIBUTEE
A Distributee includes a Participant or former Participant. In addition, the Participant's or former Participant's surviving Spouse and the Participant's or former Participant's Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined at Code Section 414(p), are Distributees with regard to the interest of the Spouse or former Spouse.

1.27     DISTRIBUTION CALENDAR YEAR
A calendar year for which a minimum distribution is required.

1.28     EARLIEST RETIREMENT AGE
The earliest date under the Plan on which the Participant could elect to receive retirement benefits.

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1.29     EARLY RETIREMENT AGE
The age set by the Employer in the Adoption Agreement [but not less than fifty-five (55)], which is the earliest age at which a Participant may retire and receive his or her benefits under the Plan.

1.30     EARNED INCOME
Net earnings from self-employment in the trade or business with respect to which the Plan is established, determined without regard to items not included in gross income and the deductions allocable to such items, provided that personal services of the individual are a material income-producing factor. Earned Income shall be reduced by contributions made by an Employer to a qualified plan to the extent deductible under Code Section 404. For tax years beginning after 1989, net earnings shall be determined taking into account the deduction for one-half of self-employment taxes allowed to the taxpayer under Code Section 164(f) to the extent deductible.

1.31     EFFECTIVE DATE
The date on which the Employer's Plan or amendment to such Plan becomes effective. For amendments reflecting statutory and regulatory changes contained in the Uruguay Round Agreements Act of the General Agreement on Tariffs and Trade ("GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA), the Small Business Job Protection Act of 1996 (SBJPA), the Taxpayer Relief Act of 1997 (TRA'97), and the IRS Restructuring and Reform Act of 1998, the Effective Date will be the earlier of the date upon which such amendment is first administratively applied or the first day of the Plan Year following the date of adoption of such amendment.

1.32     ELECTION PERIOD
The period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death. If a Participant separates from Service prior to the first day of the Plan Year in which age thirty-five (35) is attained, with respect to benefits accrued prior to separation, the Election Period shall begin on the date of separation.

1.33     ELAPSED TIME
A method of determining an Employee's entitlement under the Plan with respect to eligibility to participate, as well as vesting which is not based on the Employee's completion of a specified number of Hours of Service during a consecutive twelve (12) month period, but rather with reference to the total period of time which elapses during which the Employee is employed by the Employer maintaining the Plan.

1.34     ELIGIBLE RETIREMENT PLAN
An Eligible Retirement Plan is an individual retirement account (IRA) as described in Code Section 408(a), an individual retirement annuity (IRA) as described in Code Section 408(b), an annuity plan as described in Code Section 403(a), or a qualified trust as described in Code Section 401(a), which accepts Eligible Rollover Distributions. However in the case of an Eligible Rollover Distribution to a surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

1.35     ELIGIBLE ROLLOVER DISTRIBUTION
Any distribution of all or any portion of the balance to the credit of the Participant except that an Eligible Rollover Distribution does not include:

         (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's Designated Beneficiary, or for a specified period of ten (10) years or more;

         (b) any hardship withdrawals under Code Section 401(k)(2)(B)(i)(IV) received after December 31, 1998,

         (c) any distribution to the extent such distribution is required under Code Section 401(a)(9); and

         (d) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

1.36     EMPLOYEE
A person employed by the Employer (including Self-Employed Individuals and partners), all Employees of a member of an affiliated service group [as defined in Code Section 414(m)], all Employees of a controlled group of corporations [as defined in Code Section 414(b)], all Employees of any incorporated or unincorporated trade or business which is under

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common control [as defined in Code Section 414(c)], leased Employees [as defined in Code Section 414(n)], and any Employee required to be aggregated by Code
Section 414(o). All such Employees shall be treated as employed by a single Employer.

Leased Employees shall not be Employees for purposes of participation in the Plan established under a Nonstandardized Adoption Agreement, unless elected otherwise in the Adoption Agreement. Leased Employees [as defined in Code
Section 414(n)] shall be considered Employees in a Plan established under a Standardized Adoption Agreement except as otherwise provided in this paragraph. The exclusion is only available if Leased Employees do not constitute more than 20% of the recipient Employer's non-highly compensated work force, and the Employer complies with the requirements as outlined in paragraph 2.6, and so elects in the Adoption Agreement

1.37     EMPLOYER
The Self-Employed Individual, partnership, corporation or other organization which adopts this Plan including any firm who succeeds the Employer and adopts this Plan. For purposes of Article IX, Limitations on Allocations, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations [as defined in Code Section 414(b) as modified by Section 415(h)], all commonly controlled trades or businesses [as defined in Section 414(c) as modified by Section 415(h)] or affiliated service groups [as defined in Section 414(m)] of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).

1.38     ENTRY DATE
The date on which an Employee commences participation in the Plan as determined by the Employer in the Adoption Agreement. Unless the Employer specifies otherwise in the Adoption Agreement, entry into the Plan shall be on the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or following the date on which an Employee meets the eligibility requirements.

1.39     ERISA
The Employee Retirement Income Security Act of 1974, as amended and any successor statute.

1.40     FIRST DISTRIBUTION CALENDAR YEAR
For distributions beginning before the Participant's death, the First Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the First Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to paragraph 6.9.

1.41     FRESH-START DATE
The last day of the Plan Year preceding a Plan Year for which any amendment of the Plan that directly or indirectly affects the amount of a Participant's benefit determined under the current formula (such as an amendment to the definition of Compensation used in the current benefit formula or a change in the Normal Retirement Age of the Plan) is made effective. However, if under the Adoption Agreement the Fresh-Start Group is limited to an acquired group of Employees, or a group of Employees with a Frozen Accrued Benefit attributable to assets and liabilities transferred to the Plan, the Fresh-Start Date will be the date designated in the Adoption Agreement. If this Plan has had a Fresh-Start for all Participants, and in a subsequent Plan Year is aggregated for purposes of Code Section 401(a)(4) with another plan that did not make the same Fresh-Start, this Plan will have a Fresh-Start on the last day of the Plan Year preceding the Plan Year during which the Plans are first aggregated.

1.42     FRESH-START GROUP
The group which consists of all Participants who have Accrued Benefits as of the Fresh-Start Date and have at least one Hour of Service with the Employer after that date. The Fresh-Start Group may be limited to a specific group of Employees as provided in the Adoption Agreement.

1.43     FROZEN ACCRUED BENEFIT
The amount of a Participant's Accrued Benefit determined in accordance with the provisions of the Plan applicable in the year containing the latest Fresh-Start Date, determined as if the Participant terminated employment with the Employer as of the latest Fresh-Start Date (or the date the Participant actually terminated employment with the Employer, if earlier), without regard to any amendment made to the Plan after that date other than amendments recognized as effective as of or before the date under Code Section 401(b) or Treasury Regulations Section 1.401(a)(4)-11(g). If the Participant has not had a Fresh-Start, the Participant's Frozen Accrued benefit shall be zero (0). If permitted in the Adoption Agreement, the Employer shall index the Frozen Accrued Benefit for any Participant in direct

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relation to their Compensation. Such adjustment shall be made pursuant to the requirements of Treasury Regulations Section 1.401(a)(4)-13(d)(4) through (7).

1.44     FROZEN PROJECTED BENEFIT
The Participant's Frozen Projected Benefit is equal to the Participant's Frozen Accrued Benefit. However, if as of the latest Fresh-Start Date the Participant's Accrued Benefit is determined in accordance with Code Section 411(b)(1)(F), the Participant's Frozen Projected Benefit is the greater of (a) and (b), where (a) is equal to the Participant's Projected Annual Benefit under the Plan on the latest Fresh-Start Date (or the date the Participant terminated Service, if earlier) multiplied by a fraction, the numerator of which is the Participant's years of credited Service, and the denominator of which is the Participant's years of credited Service projected through the later of the Plan Year in which the Participant attains Normal Retirement Age and the current Plan Year, and (b) is equal to the amount that would be payable to the Participant at Normal Retirement Age (or current age, if later) under the insurance contracts assuming that the only premiums not paid under the contract(s) are those that are due for Service after the latest Fresh-Start Date.

If as of the Participant's latest Fresh-Start Date the amount of a Participant's Frozen Projected Benefit was limited by the application of Code Section 415, the Participant's Frozen Projected Benefit will be increased for years after the latest Fresh-Start Date to the extent permitted under Code Section 415(d)(1). In addition, the Frozen Projected Benefit of a Participant whose Frozen Projected Benefit includes the top-heavy minimum benefits provided in paragraph 12.2 of the Plan will be increased to the extent necessary to comply with the average Compensation requirement of Code Section 416(c)(1)(D)(i).

If the Plan's normal form of benefit in effect on the Participant's latest Fresh-Start Date is not the same as the normal form under the Plan after such Fresh-Start Date and/or the Normal Retirement Age for any Participant on that Date was greater than the Normal Retirement Age for that Participant under the Plan after such Fresh-Start Date, the Frozen Projected Benefit will be expressed as an actuarially equivalent benefit in the normal form under the Plan after the Participant's latest Fresh-Start Date, commencing at the Participant's Normal Retirement Age under the Plan in effect after such latest Fresh-Start Date.

If the Plan provides a new optional form of benefit with respect to a Participant's Frozen Projected Benefit, such new optional form of benefit will be provided with respect to each Participant's entire Projected Benefit, and the Participant's Projected Benefit minus the Participant's Frozen Projected Benefit will be equal to at least .5% times the Participant's Years of Service after the Fresh-Start Date, up to and including the year the Participant attains Normal Retirement Age (or current age, if later).

1.45     FUND
All contributions received by the Trustee under this Plan and Trust, investments thereof and earnings and appreciation thereon.

1.46     HIGHEST AVERAGE COMPENSATION
Used for Top-Heavy test purposes (unless elected otherwise in the Adoption Agreement) and the limitation provisions of Article IX, it is the average Compensation for the three (3) consecutive Years of Service with the Employer that produces the highest average. A Year of Service with the Employer is the twelve (12) consecutive month period defined in Section III of the Adoption Agreement.

In the case of a Participant who has separated from service, the Participant's Highest Average Compensation will be automatically adjusted by multiplying such Compensation by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) in such manner as the Secretary shall prescribe. The adjusted Compensation amount will apply to Limitation Years ending within the calendar year of the date of the adjustment.

1.47     HIGHLY COMPENSATED EMPLOYEE
Effective for years after December 31, 1996, the term Highly Compensated Employee means any Employee who: (1) is a five percent (5%) owner at any time during the year or preceding year, or (2) for the preceding year had Compensation from the Employer in excess of $80,000 and if the Employer so elects in the Adoption Agreement, is in the Top-Paid Group for the preceding year. The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

For the determination of who is a Highly Compensated Employee, the applicable year of the Plan for which a determination is being made is called a determination year and the preceding twelve (12) month period is called a look-back year. Employees who do not meet the Highly Compensated Employee definition are considered Non-Highly Compensated Employees.

A Highly Compensated former Employee is based on the rules applicable to determining Highly Compensated Employee status in effect for that determination year, in accordance with Section 1.414(q)-1T, A-4 of the temporary Income Tax Regulations and Notice 97-45.

In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the amendments to Code Section 414(q) stated above are treated as having been in effect for years beginning in 1996. In order to be effective, a Top-Paid Group election or calendar year data election must apply consistently to all plans of the Employer that begin with or within the same calendar year.

1.48     HOUR OF SERVICE

         (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

         (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

         (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

         (d) Hours of Service shall be credited for employment with the Employer and for employment for any period of time with other members of an affiliated service group [as defined in Code
                 Section 414(m)], a controlled group of corporations [as defined in Code Section 414(b)], or a group of trades or businesses under common control [as defined in Code Section 414(c)] of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code
                 Section 414(o). Hours of Service shall also be credited for any individual considered an Employee for purposes of this Plan under Code Section 414(n) or (o).

         (e) Solely for purposes of determining whether a Break in Service, as defined in paragraph 1.13, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the individual, by reason of a birth of a child of the individual, by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period. No more than 501 hours will be credited under this paragraph.

         (f) Hours of Service shall be determined on the basis of either the hours counting or the elapsed time method as selected by the Employer in Section III of the Adoption Agreement. If no selection is made, actual Hours will be used.

1.49     JOINT AND SURVIVOR ANNUITY
An immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse which is not less than one-half nor greater than the amount of the annuity payable during the joint lives of the Participant and the Participant's Spouse. The Joint and Survivor Annuity will be the Actuarial Equivalent of the Basic Normal Retirement Benefit. The percentage of the survivor annuity under the Plan shall be fifty percent (50%) (unless a different percentage is elected by the Employer in Section VII of the Adoption Agreement).

1.50     KEY EMPLOYEE
Any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual Compensation exceeds fifty percent (50%) of the dollar limitation under Code Section 415(b)(1)(A) (the defined benefit maximum annual benefit), an owner (or considered an owner under Code Section 318) of one of the ten (10) largest interests in the Employer if such individual's Compensation exceeds 100% of the dollar limitation under Code Section 415(c)(1)(A), a five percent (5%) owner of the Employer, or a one percent (1%) owner of the Employer who has an annual Compensation of more than $150,000. For purposes of determining who is a Key Employee, annual Compensation is as defined in paragraph 1.15, but shall also shall include amounts deferred through a salary reduction agreement to a cash or deferred plan under Code Section 401(k), a Simplified Employee Pension Plan under Code Section 402(h)(l)(B), a cafeteria plan under Code Section 125, a tax-deferred annuity under Code Section 403(b), or Code Section 132(f)(4). The determination period is the Plan Year containing the Top-Heavy Determination Date and the four preceding Plan Years. Compensation for the purpose of this definition means Compensation as defined at paragraph 1.15(c). The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the Regulations thereunder.

1.51     LEASED EMPLOYEE
Any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient [or for the recipient and related persons determined in accordance with Code Section 414(n)(6)] on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction or control of the recipient Employer. If a Leased Employee is treated as an Employee by reason of this paragraph, his or her Compensation as defined in paragraph 1.15 includes Compensation received from the leasing organization that is attributable to services performed for the Employer.

1.52     LIMITATION YEAR
The calendar year or such other twelve (12) consecutive month period designated by the Employer in Section III of the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made. If no designation is made on the Adoption Agreement, the Limitation Year shall be the same as the Plan Year.

1.53     LOOKBACK MONTH
The first, second, third, fourth, or fifth calendar month preceding the first day of the Stability Period as specified in the Adoption Agreement.

1.54     MAXIMUM PERMISSIBLE AMOUNT

         (a) The lesser of the Defined Benefit Dollar Limitation or 100% of the Participant's Highest Average Compensation.

         (b) If the Participant has less than ten (10) years of participation in the Plan, the Defined Benefit Dollar Limitation shall be reduced in the following manner. It shall be multiplied by a fraction, the numerator of which is the number of years (or part thereof) of participation in the Plan, and the denominator of which is ten (10). In the case of a Participant who has less than ten (10) Years of Service with the Employer, the Compensation limitation shall be multiplied by a fraction, the numerator of which is the number of years (or part thereof) of Service with the Employer, and the denominator of which is ten (10). The adjustments of this section (b) shall be applied in the denominator of the Defined Benefit Fraction based upon Years of Service. For purposes of computing the Defined Benefit Fraction only, Years of Service shall include future Years of Service (or part thereof) commencing before the Participant's Normal Retirement Age. Such future Year of Service shall include the year that contains the date the Participant reaches Normal Retirement Age, only if it can be reasonably anticipated that the Participant will receive a Year of Service for such year, or the year in which the Participant terminates employment, if earlier. This paragraph does not apply for Limitation Years beginning on or after January 1, 2000.

         (c) If the Annual Benefit of the Participant commences before the Participant's Social Security Retirement Age but on or after age sixty-two (62), the Defined Benefit Dollar Limitation, as reduced in (b) above if necessary, shall be determined as follows:

                 (1) If a Participant's Social Security Retirement Age is sixty-five (65), the dollar limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the Defined Benefit Dollar Limitation by 5/9 of one percent (1%) for each month by which benefits commence before the month in which the Participant attains age sixty-five (65).

                 (2) If a Participant's Social Security Retirement Age is greater than sixty-five (65), the dollar limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the Defined Benefit Dollar Limitation by 5/9 of one percent (1%) for each of the first thirty-six (36) months and 5/12 of one percent (1%) for each of the additional months [up to twenty-four (24) months] by which benefits commence before the month of the Participant's Social Security Retirement Age.

         (d) If the Annual Benefit of a Participant commences prior to age sixty-two (62), the Defined Benefit Dollar Limitation shall be the Actuarial Equivalent of an Annual Benefit beginning at age sixty-two (62), as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age sixty-two (62). The Annual Benefit beginning before age sixty-two (62) shall be determined as the lesser of the equivalent Annual Benefit computed using the interest rate and mortality table (or other tabular factor) equivalence for early retirement benefits, and the equivalent Annual Benefit computed using a five percent (5%) interest rate and the applicable mortality table as defined in the Adoption Agreement. Any decrease in the adjusted Defined Benefit Dollar Limitation determined in accordance with this provision (d) shall not reflect any mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

         (e) If the Annual Benefit of a Participant commences after the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation as reduced in (b) above, if necessary, shall be increased so that it is the Actuarial Equivalent of an Annual Benefit of such dollar limitation beginning at the Participant's Social Security Retirement Age The equivalent Annual Benefit beginning after Social Security Retirement Age shall be determined as the lesser of the equivalent Annual Benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for purposes of determining Actuarial Equivalence for delayed retirement benefits, and the equivalent Annual Benefit computed using a five percent (5%) interest rate assumption and the applicable mortality table as defined in the Adoption Agreement.

         (f) Notwithstanding anything else in this section to the contrary, the benefit otherwise accrued or payable to a Participant under this Plan shall be deemed not to exceed the Defined Benefit Dollar Limitation if:

                 (1) the retirement benefits payable for a Plan Year under any form of benefit with respect to such Participant under this Plan and under all other Defined Benefit Plans (regardless of whether terminated) ever maintained by the Employer do not exceed $1,000 multiplied by the Participant's number of Years of Service or parts thereof [not to exceed ten (10)] with the Employer; and

                 (2) the Employer has not at any time maintained a Defined Contribution Plan, a Welfare Benefit Plan, or an individual medical account in which the Participant participated.

1.55     MASTER OR PROTOTYPE PLAN
A plan, the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

1.56     MONTH OF SERVICE
A calendar month during any part of which an Employee is employed or deemed employed.

1.57     NORMAL RETIREMENT AGE
The age set by the Employer in Section 5 of the Adoption Agreement at which a Participant may retire and receive his or her benefits under the Plan. For Plan Years beginning before January 1, 1988, if Normal Retirement Age was determined with reference to the anniversary of the participation commencement date [more than five (5) but not to exceed ten (10) years], the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988 shall be the earlier of the tenth anniversary of the date the Participant commenced participation in the Plan [or such anniversary as had been elected by the Employer, if less than ten (10)] or the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

1.58     NORMAL RETIREMENT BENEFIT
When determining the Accrued Benefit, the Normal Retirement Benefit is the Annual Benefit to which the Participant would be entitled if he or she continued to earn annually until such Normal Retirement Age the same rate of Compensation upon which his or her Normal Retirement Benefit would be computed. This rate of Compensation is computed on the basis of Compensation taken into account under the Plan.

1.59     NORMAL RETIREMENT DATE
The date on which retirement benefits will actually commence. Normal Retirement Date shall be as specified in Section V of the Adoption Agreement.

1.60     OWNER-EMPLOYEE
A sole proprietor or partner owning more than ten percent (10%) of either the capital or profits interest of the partnership.

1.61     PAIRED PLANS
Two or more plans maintained by the Sponsor designed so that a single or any combination of plans adopted by an Employer will meet the antidiscrimination rules, the contribution and benefit limitations, and the Top-Heavy provisions of the Code.

1.62     PARTICIPANT
Any Employee who has met the eligibility requirements and is participating in the Plan. Inactive Participant's do not accrue benefits under the Plan.

1.63     PERIOD OF SEVERANCE
For Plans using Elapsed Time for purposes of crediting Service, a Break in Service shall mean a Period of Severance of at least twelve (12) months. A Period of Severance is a continuous period of time during which the Employer does not employ the Employee. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the twelve (12) month anniversary of the date on which the Employee was otherwise first absent from Service.

1.64     PERMISSIVE AGGREGATION GROUP
The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

1.65     PLAN
The Employer's retirement plan as embodied herein and in the Adoption Agreement, as may be amended from time to time.

1.66     PLAN ADMINISTRATOR
For Employers who are members of the Savings Banks Employees Retirement Association (SBERA), Thomas Forese, Jr. shall be the Plan Administrator. All other Employers shall select their own Plan Administrator. If no Plan Administrator is selected, the Employer shall be the Plan Administrator.

1.67     PLAN YEAR
The twelve (12) consecutive month period designated by the Employer in the Adoption Agreement. If the Employer maintains Paired Plans, each Plan must have the same Plan Year.

1.68     PRESENT VALUE
The Actuarial Equivalent of the Normal Form of Benefit determined on the basis of the mortality rates specified in Section III of the Adoption Agreement and either the interest rate(s) specified in the Adoption Agreement or the Code
Section 417 interest rate(s), whichever produces the greater benefit. When determining the Present Value of Accrued Benefits for Top-Heavy purposes, only the interest and mortality rates specified for that purpose in Section XII of the Adoption Agreement will be used.

1.69     PROJECTED ANNUAL BENEFIT
For Limitation Years beginning before January 1, 2000, the Annual Benefit as defined in paragraph 1.6 to which the Participant would be entitled under the terms of the Plan assuming:

         (a) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

         (b) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

1.70     QUALIFIED DEFERRED COMPENSATION PLAN
Any pension, profit-sharing, stock bonus, or other plan which meets the requirements of Code Section 401 and includes a trust exempt from tax under Code
Section 501(a) or any annuity plan described in Code Section 403(a).

1.71     QUALIFIED DOMESTIC RELATIONS ORDER
A Qualified Domestic Relations Order (QDRO) is a signed domestic relations order issued by a state court or agency which creates, recognizes or assigns to an alternate payee(s) the right to receive all or part of a Participant's benefit under the Plan and which meets the requirements of Code Section 414(p). An alternate payee is a Spouse, former Spouse, child, or other dependent who is treated as a beneficiary under the Plan as a result of the QDRO. Unless otherwise elected by the Employer in the Adoption Agreement, the earliest date for payment of a QDRO to an alternative payee is the date upon which the order is deemed qualified

1.72     QUALIFIED EARLY RETIREMENT AGE
The latest of:

         (a) the earliest date under the Plan on which a Participant may elect to receive retirement benefits,

         (b) the first day of the 120th month beginning before a Participant reaches Normal Retirement Age, or

         (c)     the date on which a Participant begins participation.

1.73     QUALIFIED JOINT AND SURVIVOR ANNUITY
An immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is not less than fifty percent (50%) and not more than 100% of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the Actuarial Equivalent of the Basic Normal Retirement Benefit, or if greater, any optional form of benefit. The exact amount of the survivor annuity will be specified by the Employer in
Section VII of the Adoption Agreement. The percentage of the survivor annuity under the Plan shall be fifty percent (50%) (unless a different percentage is elected in the Adoption Agreement).

1.74     QUALIFIED VOLUNTARY CONTRIBUTION
A tax-deductible voluntary Employee contribution which was permitted to be made for the 1982 through 1986 tax years. This type of contribution is no longer permitted to be made by a Participant. This Plan shall accept such type of contribution if made to a prior Plan and will establish an appropriate recordkeeping account on behalf of the Participant.

1.75     REQUIRED AGGREGATION GROUP
A Group of plans including:

         (a) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and

         (b) any other qualified plan of the Employer which enables a plan described in (a) to meet the requirements of Code Sections 401(a)(4) and 410.

1.76     REQUIRED BEGINNING DATE
The date on which a Participant is required to take his or her first minimum distribution under the Plan, as selected by the Employer in the Adoption Agreement.

1.77     RETIREMENT PROTECTION ACT OF 1999 (RPA '94) OLD LAW BENEFIT
The Participant's Accrued Benefit under the terms of the Plan as of the Plan's RPA '94 freeze date, for the Annuity Starting Date and optional form and taking into account the limitations of Code Section 415, as in effect on December 7, 1994, including the participation requirements under Code Section 415(b)(5). In determining the amount of a Participant's RPA '94 Old Law Benefit, the following shall be disregarded:

         (a) any Plan amendment increasing benefits adopted after the RPA '94 freeze date; and

         (b) any cost of living adjustments that become effective after such date.

The RPA '94 freeze date must be a date that is on or before the first day of the first Limitation Year beginning after December 31, 1999, and must be the same date that the Code Section 417(e)(3) changes are made effective for the Plan.

If the RPA '94 benefit was reduced during the period between the RPA '94 freeze date and the first day of the first Limitation Year beginning on or after January 1, 2000 because of Annual Additions credited to a Participant's account in an existing Defined Contribution Plan, the RPA '94 Old Law Benefit may increase to the RPA '94 freeze date level as of the first day of the first Limitation Year beginning on or after January 1, 2000.

1.78     ROLLOVER CONTRIBUTION
A contribution made by a Participant of an amount distributed to such Participant from another Qualified Deferred Compensation Plan in accordance with Code Section 402(c).

1.79     SELF-EMPLOYED INDIVIDUAL
An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established including an individual who would have had Earned Income but for the fact that the trade or business had no net profit for the taxable year.

1.80     SERVICE
The period of current or prior employment with the Employer, including any imputed period of employment which must be counted under USERRA. If the Employer maintains a plan of a predecessor employer, service for such predecessor shall be treated as Service for the Employer. Service is determined under an Hours Counting Method or under the Elapsed Time Method, as selected by the Employer in the Adoption Agreement. For Plan Years after 1991, if this Plan initially or upon Plan amendment credits or increases benefits for Service prior to the year in which the amendment is made, the period for which such credit or increase is granted shall be limited to the five (5) years preceding the year in which the amendment is made if the safe-harbor of Regulations Section 1.401(a)(4)-5 is to apply. Such credit or increase must be granted on a uniform basis to all current Employees under the Plan.

1.81     SHAREHOLDER EMPLOYEE
An Employee or officer who owns [or is considered as owning within the meaning of Code Section 318(a)(i)], on any day during the taxable year of an electing small business (Subchapter S) corporation, more than five percent (5%) of such corporation's outstanding stock.

1.82     SIMPLIFIED EMPLOYEE PENSION PLAN
An individual retirement account which meets the requirements of Code Section 408(k) and to which the Employer makes contributions pursuant to a written formula. These plans are considered for contribution limitation and Top-Heavy testing purposes.

1.83     SOCIAL SECURITY RETIREMENT AGE
Age sixty-five (65) in the case of a Participant attaining age sixty-two (62) before January 1, 2000 (i.e., born before January 1, 1938), age sixty-six (66) for a Participant attaining age sixty-two (62) after December 31, 1999, and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and age sixty-seven (67) for a Participant attaining age sixty-two
(62) after December 31, 2016 (i.e., born after December 31, 1954).

1.84     SPONSOR
The institution or entity and any of its affiliates or any successor or assigns thereto identified in the Adoption Agreement who makes this Prototype Plan and Trust document available to adopting Employers.

1.85     SPOUSE
The individual to whom a Participant is married, or was married in the case of a deceased Participant who was married at the time of his or her death. A former Spouse will be treated in the same manner as a Spouse to the extent provided under a Qualified Domestic Relations Order as prescribed in Code Section 414(p).

1.86     STABILITY PERIOD
The successive period of one (1) calendar month, one (1) Plan quarter, one (1) calendar quarter, one (1) Plan Year, or one (1) calendar year, as specified in the Adoption Agreement, that contains the Annuity Starting Date for the distribution and for which the Applicable Interest Rate remains constant.

1.87     STRAIGHT LIFE ANNUITY
A method of payment made in equal installments for the life of the Participant that terminates upon the Participant's death.

1.88     SUPER TOP-HEAVY PLAN
A Plan described at paragraph 1.94 hereof under which the Top-Heavy Ratio (as defined at paragraph 1.95) exceeds 90%.

1.89     TAX REFORM ACT OF 1986 (TRA '86) ACCRUED BENEFIT
A Participant's Accrued Benefit under the Plan, determined as if the Participant had separated from Service as of the close of the last Limitation Year beginning before 1987, when expressed as an Annual Benefit within the meaning of Code
Section 415(b)(2). In determining the amount of a Participant's TRA '86 Accrued Benefit, the following shall be disregarded:

         (a) any change in the terms and conditions of the Plan after May 5, 1986; and

         (b)     any cost of living adjustments occurring after May 5, 1986.

1.90     TAXABLE WAGE BASE
For Plans which have an allocation formula which takes into account the Employer's contribution under the Federal Insurance Contributions Act (FICA), the contribution and benefits base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year.

1.91     THEORETICAL CONTRIBUTION
Used with regard to the purchase of insurance, it is the contribution that would be made on behalf of the Participant, using the individual level premium funding method from the age at which participation commenced to Normal Retirement Age, to fund the Participant's entire retirement benefit without regard to pre-retirement ancillary benefits. The entire retirement benefit for this purpose is based upon a single Straight Life Annuity and assumes continuation of current salary (no salary scale) and the current Defined Benefit Fraction.

1.92     THEORETICAL ILP RESERVE
Used with regard to the purchase of insurance, it is the reserve that would be available at the time of death if for each year of Plan participation a contribution had been made on behalf of the Participant in an amount equal to the Theoretical Contribution.

1.93     TOP-HEAVY DETERMINATION DATE
For the first Plan Year, it is the last day of that year. For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year.

1.94     TOP-HEAVY PLAN
For any Plan Year beginning after 1983, the Employer's Plan is Top-Heavy if any of the following conditions exists:

         (a) If the Top-Heavy Ratio for the Employer's Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

         (b) If the Employer's Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%).

         (c) If the Employer's Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

1.95     TOP-HEAVY RATIO

         (a) If the Employer maintains one or more Defined Benefit Plans and the Employer has never maintained any Defined Contribution Plan (including any Simplified Employee Pension Plan) which during the five (5) year period ending on the Top-Heavy Determination Date(s) has or has had account balances, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Present Value of Accrued Benefits of all Key Employees as of the Top-Heavy Determination Date(s) [including any part of any Accrued Benefit distributed in the five (5) year period ending on the Top-Heavy Determination Date(s)], and the denominator of which is the sum of the Present Value of Accrued Benefits [including any part of any Accrued Benefit distributed in the five (5) year period ending on the Top-Heavy Determination Date(s)] of all Participants determined in accordance with Code Section 416 and the Regulations thereunder.

         (b) If the Employer maintains one or more Defined Benefit Plans and the Employer maintains or has maintained one or more Defined Contribution Plans (including any Simplified Employee Pension
                 Plan) which during the five (5) year period ending on the Determination Date(s) has or has had any account balances, the Top-Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated Defined Contribution Plans for all Key Employees as of the Top-Heavy Determination Date(s) and the Present Value of Accrued Benefits under the aggregated Defined Benefit Plans for all Key Employees, determined in accordance with (a) above and the denominator of which is the sum of the account balances under the aggregated Defined Contribution Plans for all Participants as of the Top-Heavy Determination Date(s) and the Present Value of Accrued Benefits under the aggregated Defined Benefit Plans determined in accordance with (a) above for all Participants as of the Top-Heavy Determination Date(s), all determined in accordance with Code Section 416 and the Regulations thereunder. The account balances under a Defined Contribution Plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an account balance made in the five (5) year period ending on the Top-Heavy Determination Date.

         (c) For purposes of (a) and (b) above, the value of account balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Top-Heavy Determination Date, except as provided in Code
                 Section 416 and the Regulations thereunder for the first and second Plan Years of a Defined Benefit Plan. The account balances and Accrued Benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year or (2) who has not been credited with at least one (1) Hour of Service with any Employer maintaining the Plan at any time during the five (5) year period ending on the Top-Heavy Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code
                 Section 416 and the Regulations thereunder. Qualified Voluntary Employee Contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and Accrued Benefits will be calculated with reference to the Top-Heavy Determination Dates that fall within the same calendar year.

         (d) The Accrued Benefit of a Participant other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code
                 Section 411(b)(1)(C).

1.96     TOP-PAID GROUP
The group consisting of the top twenty percent (20%) of Employees when ranked on the basis of Compensation paid during such year. For purposes of determining the number of Employees in the group (but not who is in it), the following Employees shall be excluded:

         (a)     Employees who have not completed six (6) months of Service.

         (b)     Employees who normally work less than 17 1/2hours per week.

         (c) Employees who normally do not work more than six (6) months during any year.

         (d)     Employees who have not attained age twenty-one (21).

         (e) Employees included in a collective bargaining unit, covered by an agreement between Employee representatives and the Employer, where retirement benefits were the subject of good faith bargaining and provided that ninety percent (90%) or more of the Employer's Employees are covered by the agreement.

         (f) Employees who are nonresident aliens and who receive no earned income which constitutes income from sources within the United States.

Effective for Plan Years beginning after December 31, 1996, the application of the family aggregation rules under Code Section 414(q)(6) will no longer apply.

1.97     TRANSFER CONTRIBUTION
A non-taxable transfer of a Participant's benefit directly from a Qualified Deferred Compensation Plan to this Plan. This type of transfer does not constitute constructive receipt of plan assets.

1.98     TRUST
The trust established in conjunction with the Plan, together with any and all amendments thereto which holds assets of the Plan held by or in the name of the Trustee or Custodian.

1.99     TRUSTEE
An individual, individuals or corporation and any of its affiliates or any successor or assigns (who may be the Sponsor or an affiliate) who are appointed or assigned in the Adoption Agreement or any duly appointed successor or assigns as provided for in paragraph 11.19.

1.100    USERRA
The Uniformed Services Employment and Reemployment Rights Act of 1994, as amended effective August 5, 1996. Notwithstanding any provision of the Plan to the contrary, contributions, benefits, Plan loan repayment, suspensions and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

1.101    VALUATION DATE
The Anniversary Date or any other date during each Plan Year used for determining the fair market value of assets and computing Plan funding. For Top-Heavy purposes, the date elected by the Employer in the Adoption Agreement as of which account balances or Accrued Benefits are valued for calculating the Top-Heavy Ratio.

1.102    VESTED ACCRUED BENEFIT
Used to determine the applicability of the Qualified Joint and Survivor Annuity Rules, it is the value of the Participant's Vested Accrued Benefit derived from Employer and Employee contributions (including Rollovers). The provisions of
Article VII shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions (or both) at the time of death or distribution.

1.103    VOLUNTARY AFTER-TAX CONTRIBUTION
An Employee contribution which is not tax-deductible and which is not required as a condition for participation in the Plan.

1.104    WELFARE BENEFIT FUND
Any fund that is part of a plan of the Employer, or has the effect of a plan, through which the Employer provides welfare benefits to Employees or their beneficiaries. For these purposes, Welfare Benefits means any benefit other than those with respect to which Code Section 83(h) (relating to transfers of property in connection with the performance of services), Code Section 404 (relating to deductions for contributions to an Employees' trust or annuity and Compensation under a deferred payment plan) and Code Section 404(a) (relating to certain foreign deferred compensation plans). A "Fund" is any social club, voluntary employee benefit association, supplemental unemployment benefit trust or qualified group legal service organization described in Code Section 501(c)(7), (9), (17) or (20); any trust, corporation, or other organization not exempt from income tax, or to the extent provided in Regulations, any account held for an Employer by any person. The provisions of the Plan relating to Welfare Benefit Funds are applicable to tax years beginning after 1985.

1.105    YEAR OF PARTICIPATION
The Participant shall be credited with a Year of Participation (computed to fractional parts of a year) for each accrual computation period for which the following conditions are met:

         (a) the Participant is credited with at least the number of Hours of Service [or in the event of a Plan using the Elapsed Time Method, one (1) year of employment] for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, and

         (b) the Participant is included as a Participant under the eligibility provisions of the Plan for at least one day of the accrual computation period.

If these two conditions are met, the portion of a Year of Participation credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period. If elected in the Adoption Agreement, a Participant who is permanently and totally disabled within the meaning of Code Section 415(c)(3)(C)(i) for an accrual computation period shall receive a Year of Participation with respect to that period. In addition, for a Participant to receive a Year of Participation (or part thereof) for an accrual computation period, the Plan must be established no later than the last day of such accrual computation period. In no event will more than one (1) Year of Participation be credited for any twelve (12) month period.

Beginning with the 1990 Plan Year, unless specified otherwise in the Adoption Agreement, a Year of Participation shall mean a Plan Year during which a Participant either completes more than 500 Hours of Service [or in the event of a Plan using the Elapsed Time Method, completed three (3) consecutive months of employment] or is employed on the last day of the Plan Year.

1.106    YEAR OF SERVICE

         (a) HOURS OF SERVICE METHOD - A twelve (12) consecutive month period during which an Employee has not less than the number of Hours of Service specified in Section III of the Adoption Agreement.

         (b) ELAPSED TIME METHOD - For purposes of determining either an Employee's initial or continued eligibility to participate in the Plan, or the nonforfeitable interest in the Participant's account balance derived from Employer contributions, an Employee will receive credit for the aggregate of all time period(s) worked commencing with the Employee's first day of employment or reemployment and ending on the date a Break in Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Service for the Employer. An Employee will also receive credit for any Period of Severance of less than twelve (12) consecutive months. Fractional periods of a year will be expressed in terms of days.

                 Each Employee will share in Employer contributions for the period beginning on the date the Employee commences participation under the Plan and ending on the date on which such Employee terminates employment with the Employer or is no longer a member of an eligible class of Employees.

                 An Employer adopting the Elapsed Time Method is required to credit periods of Service and, under the Service spanning rules, certain periods of severance of twelve (12) months or less. Under the first Service spanning rule, if an Employee severs from Service as a result of resignation, discharge or retirement and then returns to Service within twelve (12) months, the Period of Severance is required to be taken into account. A situation may arise in which an Employee is absent from Service for any reason other than resignation, discharge, retirement and during the absence a resignation, discharge or retirement occurs. The second Service spanning rule provides that, under such circumstances, the Plan is required to take into account the period of time between the severance from Service date (i.e., the date of resignation, discharge or retirement) and the first anniversary of the date on which the Employee was first absent, if the Employee returns to Service on or before such first anniversary date.

                                   ARTICLE II

                            ELIGIBILITY REQUIREMENTS

2.1      PARTICIPATION
Current Employees who meet the eligibility requirements in the Adoption Agreement on the Effective Date of the Plan shall become Participants as of the Effective Date of the Plan. If elected in the Adoption Agreement, all Employees employed on the Effective Date of the Plan may participate, even if they have not satisfied the Plan's eligibility requirements. Employees hired after the Effective Date of the Plan shall become Participants on the Entry Date coinciding with or immediately following the date on which they meet the eligibility requirements. Depending on the Plan's eligibility requirements, the Entry Date may actually be earlier than the date on which the Employee satisfies the eligibility requirements. The Employee must satisfy the eligibility requirements specified in the Adoption Agreement to become a Participant in the Plan. An Employee will begin to participate no later than the earlier of the first day of the Plan Year beginning after the date on which the Employee has met the minimum age and Service requirements or six (6) months after the date eligibility is met. In the event that an Employee has satisfied the eligibility requirements, but is not employed on the Entry Date, such Eligible Employee will become a Participant upon his or her rehire. If, however, an individual fails to satisfy the eligibility requirements and incurs a Break in Service or Period of Severance before his or her rehire, such individual will be treated as a new Employee and will have to requalify under the Plan's eligibility requirements. A former Participant shall again become a Participant immediately upon returning to the employ of the Employer. Unless, specified otherwise in the Adoption Agreement, benefits will begin to accrue as of the first day of the month following the return to employment.

2.2      CHANGE IN CLASSIFICATION OF EMPLOYMENT
In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and Service requirements and would have previously become a Participant had he or she been in the eligible class. In the event a Participant becomes ineligible to participate because he or she is no longer a member of an eligible class of Employees, such Employee shall participate immediately upon his or her return to an eligible class of Employees. Notwithstanding any other provision in this Plan, an Employee may not accrue a benefit under this Plan for the period during which they are ineligible to participate.

2.3      COMPUTATION PERIOD
For purposes of determining Years of Service and Breaks in Service for purposes of eligibility under the Hours of Service Method, the twelve (12) consecutive month period shall commence on the date on which an Employee first performs an Hour of Service for the Employer and each anniversary thereof. If, however, the period so specified is one (1) year or less, the succeeding twelve (12) consecutive month period shall commence on the first day of the Plan Year beginning prior to the anniversary of the date the Employee first performed an Hour of Service regardless of whether the Employee is entitled to be credited with 1,000 (or such lesser number as specified by the Employer in the Adoption Agreement) Hours of Service during the Employee's first employment year.

2.4      EMPLOYMENT RIGHTS
Participation in the Plan shall not confer upon a Participant any employment rights, nor shall it interfere with the Employer's right to terminate the employment of any Employee at any time.

2.5      SERVICE WITH CONTROLLED GROUPS
All Years of Service with other members of a controlled group of corporations [as defined in Code Section 414(b)], trades or businesses under common control [as defined in Code Section 414(c)], members of an affiliated service group [as defined in Code Section 414(m)], or as required at Code Section 414(o), shall be credited for purposes of determining an Employee's eligibility to participate.

2.6      LEASED EMPLOYEES
Any Leased Employee shall be treated as an Employee of the recipient Employer; however, contributions or benefits provided by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer and shall offset against any benefit accruing under this Plan.

A Leased Employee shall not be considered an Employee of the recipient if such Employee is covered by a money purchase pension plan providing:

         (a) a non-integrated Employer contribution rate of at least ten percent (10%) of Compensation [as defined in Code Section 415(c)(3) but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under a cafeteria plan covered by Code Section 125, a cash or deferred profit-sharing plan under Code Section 401(k), a Simplified Employee Pension Plan under Code Section 402(h)(l)(B), and a tax-sheltered annuity under Code Section 403(b)];

         (b)     immediate participation; and

         (c)     full and immediate vesting.

The exclusion is only available if Leased Employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated work force. The Plan Administrator must apply this paragraph 2.6 consistent with Code Sections 414(n) and 414(o) and the Regulations issued thereunder.

                                   ARTICLE III

                             EMPLOYER CONTRIBUTIONS

3.1      AMOUNT
The Employer intends to make periodic contributions to the Plan in accordance with the minimum funding standards established under the Code.

3.2      EXPENSES AND FEES
The Employer may reimburse the Plan for all expenses and fees incurred in the administration of the Plan or Trust and paid from the assets of the Plan. Such expenses shall include, but shall not be limited to, fees for professional services, recordkeeping services, printing and postage. Brokerage commissions may not be reimbursed. If such expenses and fees are not paid from the Plan, the Employer may pay such expenses and fees directly. Reimbursement of any Plan fees will be considered Employer contributions subject to Code Sections 404 and 415.

3.3      RESPONSIBILITY FOR CONTRIBUTIONS
Neither the Trustee nor the Sponsor nor the Custodian shall be required to determine if the Employer has made a contribution or if the amount contributed is in accordance with the Adoption Agreement or the Code. The Employer shall have sole responsibility in this regard. The Trustee shall be accountable solely for contributions received by it within the limits of Article IX.

3.4      ALLOCATIONS OF  BENEFITS
The Employer's contribution shall be determined in accordance with the benefit formula selected by the Employer in the Adoption Agreement, and the minimum accrual requirements for Top-Heavy Plans. Beginning with the 1990 Plan Year and thereafter, for plans on Standardized Adoption Agreements 001, 002, and 005, Participants who are either credited with more than 500 Hours of Service or who are employed on the last day of the Plan Year must receive a full benefit accrual. In Nonstandardized Adoption Agreements 003, 004, and 006, benefits shall accrue to Participants who have completed a Year of Service, as specified in the Adoption Agreement. For Nonstandardized Adoption Agreements 003, 004, and 006, the Employer may only apply the Year of Service requirements specified in the Adoption Agreement for benefit accrual purposes, if the Plan satisfies coverage and minimum participation testing as set forth in Code Sections 401(a)(26) and 410(b) and the Regulations thereunder. If when applying the Year of Service requirements the Plan fails to satisfy the aforementioned requirements, additional Participants will be eligible to receive an accrual of benefits until the requirements are satisfied. If this section is applicable, then, notwithstanding any other provision of the Plan, a Participant shall have no right to any accrual under this Plan until this section, including the coverage and participation tests defined below, have been applied. For a Plan Year, this section must be applied before any Employer contributions can be made to this Plan. A Plan satisfies the coverage test if, on the last day of the Plan Year (taking into account all Employees or former Employees on any day during the Plan Year), the number of Non-Highly Compensated Employees who benefit under the Plan is at least equal to seventy percent (70%) of the percentage of Highly Compensated Employees benefiting under the Plan as of such day. A Plan satisfies the participation test if on any day of the Plan Year, the number of Employees who benefit under the Plan is at least equal to the lesser of fifty (50) or forty percent (40%) of the total number of includible Employees as of such day.

If the Plan fails to satisfy either the coverage or minimum participation tests, the Year of Service requirement will be suspended first for Employees who have satisfied the Plan's eligibility requirements as specified in Section IV of the Adoption Agreement and who are employed on the last day of the Plan Year, but who failed to be credited with enough Hours of Service for that Plan Year to qualify for a Year of Service, as defined in the Adoption Agreement. Additional Participants will be eligible to accrue the benefit defined under Section VI of the Adoption Agreement based on their having been credited with the greatest number of Hours of Service during the Plan Year before separating from Service. The process of suspending the Year of Service requirement for additional Participants will continue until the Plan satisfies both the coverage and minimum participation tests for the Plan Year. Notwithstanding this paragraph, no benefits will be accrued for Employees who were excluded from Participation in the Plan because they were a member of a collective bargaining unit, a nonresident alien without U.S. source income or because they were excluded by the Plan's age and Service requirement. Also, no benefits will be accrued for Participant's who have separated from Service and have failed to be credited with more than 500 Hours of Service.

If after accruing benefits for all the Participants specified above, the coverage and minimum participation requirements are still not satisfied, the Employer will amend the Adoption Agreement to eliminate the exclusion of Employees from participation in the Plan based upon job classifications. Notwithstanding the above, if the Employer so chooses in

Section III of the Adoption Agreement, the average benefits test will be used to satisfy the requirements of Code Section 410(b), instead of the steps outlined above.

Effective as of December 12, 1994, notwithstanding any provisions of this Plan to the contrary, Participants will accrue the right to share in allocations of Employer contributions with respect to periods of qualified military service as provided in Code Section 414(u).

3.5      RETURN OF CONTRIBUTIONS
Contributions made to the Plan by the Employer shall be irrevocable except as provided below:

         (a) Any contribution forwarded to the Trustee because of a mistake of fact, provided that the contribution is returned to the Employer within one (1) year of the contribution.

         (b) In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one (1) year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

         (c) Contributions forwarded to the Trustee are presumed to be deductible and are conditioned on their deductibility. Contributions which are disallowed under Code Section 404 must be returned to the Employer within one (1) year of the disallowance of the deduction.

                                   ARTICLE IV

                             EMPLOYEE CONTRIBUTIONS

4.1      VOLUNTARY AFTER-TAX CONTRIBUTIONS
If previously allowed, beginning with the Plan Year in which the attached Adoption Agreement is executed, this Plan will no longer accept Employee contributions which are allocated to a separate account. Voluntary Contributions already made may stay in the Trust. Such contributions (as adjusted for investment experience) shall be nonforfeitable at all times.

Under any Plan which can be established hereunder, an Employee may repay a defaulted loan with after-tax dollars and may buy-back amounts previously forfeited even if Voluntary Contributions are not permitted in the Plan. These amounts shall not be treated as contributions and shall not be subject to the limitations on Annual Additions or the nondiscrimination tests of Code Section 401(m).

4.2      QUALIFIED VOLUNTARY CONTRIBUTIONS
The Plan Administrator will not accept Qualified Voluntary Employee Contributions which are made for a taxable year beginning after 1986. Contributions made prior to that date will be maintained in a separate account that will be nonforfeitable at all times. The assets of the Trust will be valued annually at fair market value as of the last day of the Plan Year. On such date, the earnings and losses of the Trust attributable to the Qualified Voluntary Employee Contribution will be allocated to each Participant's Qualified Voluntary Contributions account in the ratio that such account balance bears to all such account balances. Subject to Article VII, Joint and Survivor Annuity Requirements (if applicable), the Participant may withdraw any part of the Qualified Voluntary Employee Contribution account by making a written application to the Plan Administrator. No part of the Qualified Voluntary Contributions account will be used to purchase life insurance.

4.3      ROLLOVER CONTRIBUTION
If elected in the Adoption Agreement, a Participant/Employee may make a Rollover Contribution to any Defined Benefit Plan established hereunder of all or any part of an amount distributed or distributable to him or her from a Qualified Deferred Compensation Plan or an Individual Retirement Account (IRA) under Code
Section 408 where the IRA was used as a conduit from a Qualified Deferred Compensation Plan provided:

         (a) the amount distributed to the Participant/Employee is transferred to the Plan no later than the sixtieth day after such distribution was received by the Participant,

         (b) the amount distributed is not one of a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant/Employee or the joint lives (or joint life expectancies) of the Participant/Employee and the Participant's/Employee's Designated Beneficiary, or for a specified period of ten (10) years or more,

         (c) the amount distributed is not a required minimum distribution required under Code Section 401(a)(9),

         (d) if the amount distributed included property, such property is rolled over, or if sold the proceeds of such property may be rolled over, and

         (e) the amount distributed is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

In addition, if the Adoption Agreement allows Rollover Contributions, the Plan will also accept any Eligible Rollover Distribution (as defined at paragraph 1.35) directly to the Plan.

The Plan Administrator shall be responsible for determining the tax-free status of any Rollover Contribution made to this Plan, and the Trustee/Custodian shall have no responsibility for any such determination.

4.4      TRANSFER CONTRIBUTION
Unless provided otherwise in the Adoption Agreement, an Employee may also arrange for the direct transfer of his or her benefit from a Qualified Deferred Compensation Plan to this Plan provided that the transfer is made in accordance with paragraphs 4.3(b), (c) and (e) hereof. Such transfer shall be made in cash and/or in-kind. The Employer and/or the Trustee/Custodian in their sole discretion shall have the right to refuse to accept a transfer in-kind including but not limited to if such assets do not comply operationally, would result in a prohibited transaction, are not readily marketable or are not compatible with the Employer's investment policy objectives. For accounting and record keeping purposes, Transfer Contributions shall be identical to Rollover Contributions.

In the event the Employer accepts a Transfer Contribution from a Plan in which the Participant/Employee was directing the investment of his or her account, the Employer may, if the Employer determines that it is appropriate and not in violation of the nondiscrimination rules under Regulations Section 1.401(a)(4)-4, permit the Employee to continue to direct his or her investments with respect only to such Transfer Contribution.

4.5      DIRECT ROLLOVER OF BENEFITS
Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this paragraph, for distributions made on or after January 1, 1993, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover, provided the amount to be paid directly to an Eligible Retirement Plan is at least $500. Any portion of a distribution which is not paid directly to an Eligible Retirement Plan shall be paid to the Distributee. For purposes of this paragraph, a surviving Spouse or a Spouse or former Spouse who is an alternate payee under a Qualified Domestic Relations Order as defined in Code Section 414(p), will be permitted to elect to have any Eligible Rollover Distribution paid directly to an individual retirement account
(IRA) or an individual retirement annuity (IRA). The Plan provisions otherwise applicable to distributions continue to apply to Rollover and Transfer Contributions.

4.6      SEPARATE ACCOUNTS
The Employer shall establish a separate bookkeeping account for each Participant showing the total value of his or her Employee contributions. Each Participant's account shall be separated for bookkeeping purposes into the following sub-accounts:

         (a)     Voluntary After-tax Contributions.

         (b)     Qualified Voluntary Contributions.

         (c)     Rollover Contributions and Transfer Contributions.

4.7      ADJUSTMENTS TO PARTICIPANT ACCOUNTS
The assets of the accounts shall be valued annually at fair market value as of the last day of the Plan Year. As of each Valuation Date of the Plan, the Employer shall add to each account:

         (a) any Employee contributions made by the Participant since the last Valuation Date, and

         (b) the Participant's proportionate share of any investment earnings and increase in the fair market value of the Fund since the last Valuation Date, based on the ratio that each Participant's account balance bears to all such account balances.

The Employer shall deduct from each account:

         (c) any withdrawals or payments made from the Participant's account since the last Valuation Date, and

         (d) the Participant's proportionate share of any decrease in the fair market value of the Fund since the last Valuation Date, based on the ratio that each Participant's account balance bears to all such account balances.

A Participant's share of investment earnings and any increase or decrease in the fair market value of the Fund shall be based on the proportionate value of all active accounts (other than accounts with segregated investments) as of the last Valuation Date less withdrawals since the last Valuation Date. Beginning with the 1989 Plan Year, all Rollover and Transfer Contributions will be credited with an allocation of the actual investment earnings and gains and losses from the actual date of deposit of each such contribution to the end of the valuation period. All previous contributions will continue to accrue earnings and losses as specified above. Accounts with segregated investments shall receive only the income or loss on such segregated investments.

4.8      NONFORFEITABILITY
A Participant shall always have a 100% vested and nonforfeitable interest in his or her Voluntary After-tax Contributions, Qualified Voluntary Contributions, Rollover Contributions, and Transfer Contributions plus the earnings thereon. No suspension or forfeiture of Employer related benefit accruals (including any minimum accruals made under paragraph 13.2 hereof) will occur solely as a result of a Participant's withdrawal of any Employee contributions.

4.9      IN-SERVICE WITHDRAWALS OF EMPLOYEE CONTRIBUTIONS
A Participant may withdraw all or any part of the fair market value of his or her Voluntary After-tax Contributions, Qualified Voluntary Contributions, Rollover Contributions, or Transfer Contributions upon written request to the Employer. Such request shall include the Participant's address, social security number, birth date, and amount of the withdrawal. If at the time a distribution of Qualified Voluntary Contributions is received the Participant has not attained age 59 1/2 and is not disabled, as defined at Code Section 22(e)(3), tHe Participant will be subject to a Federal income tax penalty, unless the distribution is rolled over to a qualified plan or individual retirement plan within sixty (60) days of the date of distribution or one of the exceptions under Code Section 72(t) is satisfied. To the extent that they have not been considered in determining the Participant's Accrued Benefit under the Plan, a Participant may withdraw all or any part of the fair market value of his or her pre-1987 Voluntary After-tax Contributions with or without withdrawing the earnings attributable thereto. Post 1986 Voluntary After-tax Contributions may only be withdrawn along with a portion of the earnings thereon. The amount of the earnings to be withdrawn is determined by using the formula DA [1-(V DIVIDED BY V + E)], where DA is the distribution amount, V is the amount of Voluntary After-tax Contributions and V + E is the amount of Voluntary After-tax Contributions plus the earnings attributable thereto. A Participant withdrawing his or her other contributions prior to attaining age 59 1/2 and satisfying tHe Plan's Early Retirement Age, will be subject to Federal tax penalty to the extent that the withdrawn amounts are includible in income. Such distributions shall not be eligible for redeposit to the Fund. A withdrawal of Employee contributions under this paragraph shall not prohibit such Participant from accruing in any future benefit from Employer contributions. A request to withdraw amounts pursuant to this paragraph, other than Qualified Voluntary Contributions, must if applicable, be consented to by the Participant's Spouse. The consent shall comply with the requirements of paragraph 5.7 relating to immediate distributions.

4.10     WITHDRAWAL ON TERMINATION OF EMPLOYMENT
A Participant may withdraw the fair market value of his or her account accrued from Employee contributions at any time following termination of employment. However, such benefit must be paid in a lump sum no later than the time prescribed under paragraph 5.7 hereof.

4.11     WITHDRAWAL ON DEATH
Subject to the Joint and Survivor Annuity Requirements set forth in Article VII, the fair market value of a Participant's account accrued from Employee contributions may be paid to his or her Designated Beneficiary in a lump sum as soon as practical following the Participant's death, but in any event within five (5) years of the Participant's death. If the amount is not so withdrawn, it will be paid in the same manner as the Participant's benefits under the Plan.

                                    ARTICLE V

                               RETIREMENT BENEFITS

5.1      NORMAL RETIREMENT BENEFIT
Each Participant shall be eligible to retire upon attaining his or her Normal Retirement Age and shall thereafter be entitled to receive a monthly pension benefit computed in accordance with the formula adopted and at the time selected by the Employer in the Adoption Agreement. The Normal Retirement Benefit of each Participant shall not be less than the largest periodic benefit that would have been payable to the Participant upon separation from Service at or prior to Normal Retirement Age under the Plan exclusive of Social Security supplements, premiums on disability or term insurance, and the value of Disability benefits not in excess of the Basic Normal Retirement Benefit. For purposes of comparing periodic benefits in the same form commencing prior to and at Normal Retirement Age, the greater benefit is determined by converting the benefit payable prior to Normal Retirement Age into the same form of annuity benefit payable at Normal Retirement Age and comparing the amount of such annuity payments. In the case of a Top-Heavy Plan, the Basic Normal Retirement Benefit shall not be smaller than the minimum benefit to which the Participant is entitled under paragraph 12.2. Such benefits shall be payable in the normal form set forth in paragraph 5.9 or the Actuarial Equivalent thereof in one of the optional forms of payment described in paragraph 5.10 hereof.

5.2      ADJUSTING FROZEN ACCRUED BENEFITS

         (a) If as of the Participant's latest Fresh-Start Date the amount of a Participant's Frozen Accrued Benefit was limited by the application of Code Section 415, the Participant's Frozen Accrued Benefit will be increased for the years after the latest Fresh-Start Date to the extent permitted under Code
                 Section 415(d)(1). In addition, if a Participant's Frozen Accrued Benefit includes the Top-Heavy minimum benefits provided in paragraph 12.2, such benefit will be increased to the extent necessary to comply with the average Compensation requirements of Code Section 416(c)(1)(D)(i).

         (b) If the Plan's Normal Form of benefit in effect on the Participant's latest Fresh-Start Date is not the same as the Normal Form under the Plan after such Fresh-Start Date and/or the Normal Retirement Age for the Participant on that date was greater than the Normal Retirement Age for the Participant under the Plan after such Fresh-Start Date, the Frozen Accrued Benefit will be expressed as an Actuarial Equivalent benefit in the normal form under the Plan after the Participant's latest Fresh-Start Date, commencing at the Participant's Normal Retirement Age in effect after such date.

         (c) If the Plan provides a new optional form of benefit with respect to a Participant's Frozen Accrued Benefit, such new optional form will be provided with respect to each Participant's entire Accrued Benefit (including accruals both before and after the Fresh-Start Date).

         (d) If the Plan is a unit credit plan, with respect to Plan Years beginning after the latest Fresh-Start Date, the current benefit formula will provide each Participant in the Fresh-Start Group a benefit of not less than .5% of the Participant's Average Annual Compensation times the Participant's Year's of Service after the latest Fresh-Start Date.

         (e) If the Plan is a flat benefit plan, with respect to Plan Years beginning after the Plan's latest Fresh-Start Date, the current benefit formula will provide each Participant a benefit of not less than twenty-five percent (25%) of the Participant's Average Annual Compensation. If a Participant will have less than fifty (50) Years of Service after the latest Fresh-Start Date through the year the Participant attains Normal Retirement Age (or current age, if greater), then such minimum percentage will be reduced by multiplying it by the following ratio:

        PARTICIPANT'S YEARS OF SERVICE AFTER THE LATEST FRESH-START DATE
        ----------------------------------------------------------------
                                       50

5.3      LATE RETIREMENT BENEFIT
A Participant may elect to work beyond his or her Normal Retirement Age. In such event, the Participant's monthly pension benefit shall be deferred until his or her actual retirement, unless the Employer elects otherwise in Section XVII of the Adoption Agreement or a minimum distribution is required by law. The deferred monthly pension benefit shall be adjusted as provided in the Adoption Agreement. However, in the case of a Top-Heavy Plan, the Basic Normal Retirement Benefit shall not be smaller than the minimum benefit to which the Participant is entitled under paragraph

12.2. If a benefit commencing after Normal Retirement Age will not be the Actuarial Equivalent of the benefit to which the Participant would have been entitled if benefits commenced at Normal Retirement Age, the Suspension of Benefit provisions of paragraph 5.14 shall apply.

5.4      DISABILITY RETIREMENT BENEFIT
If Section X of the Adoption Agreement provides for a Disability benefit, any Participant who meets the age and Service requirements and who becomes disabled as defined herein shall be eligible to retire and shall be entitled to receive the Actuarial Equivalent of his or her Accrued Benefit.

5.5      DEFINITE BENEFIT REQUIREMENTS
Except to the extent a Participant's benefits are suspended in accordance with the provisions of paragraph 5.14, the amount of any benefit under the terms of this Plan will be the Actuarial Equivalent of the normal form of benefit commencing at Normal Retirement Age. Actuarial Equivalence shall be determined on the basis of the mortality rates specified in Section III of the Adoption Agreement, and either the interest rate(s) specified in Section 3 of the Adoption Agreement or the Code Section 417 interest rate(s), whichever produces the greater benefit. For new Plans adopted after December 8, 1994, the rates required by Code Section 417 as adjusted for the General Agreement on Tariffs and Trade (GATT) must be used. These specifications are to be elected in the Adoption Agreement. In the case of a Plan that provides for permitted disparity under Code Section 401(l), if benefits commence to a Participant at an age other than Normal Retirement Age, the Participant's benefit will be adjusted in accordance with tables provided in the Adoption Agreement.

Notwithstanding the preceding paragraph, for purposes of determining the amount of a distribution in a form other than an annual benefit that is nondecreasing for the life of the Participant or, in the case of a Qualified Pre-Retirement survivor, the life of the Participant's Spouse; or that decreases during the life of the Participant merely because of the death of the surviving annuitant (but only if the reduction is to a level not below fifty percent (50%) of the annual benefit payable before the death of the surviving annuitant) or merely because of the cessation or reduction of Social Security supplements or qualified disability payments, Actuarial Equivalence will be determined on the basis of the applicable mortality table and Applicable Interest Rate under Code
Section 417(e), if it produces a benefit greater than that determined under the preceding paragraph. In addition, the amount of any distribution under the terms of this Plan will be determined in accordance with the preceding paragraphs.

Notwithstanding the election by the Employer in the Adoption Agreement, a Plan amendment that changes the date for determining the Applicable Interest Rate (including an indirect change as a result of a change in Plan Year), shall not be given effect with respect to any distribution during the period ending one
(1) year after the later of the amendment's Effective Date or adoption date, if, during such period and as a result of such amendment, the Participant's distribution would be reduced.

For Plan Years beginning before January 1, 2000, the Code Section 417 interest rate(s) are:

         (a) the Applicable Interest Rate if the Present Value of the benefit [using such rate(s)] is not in excess of $25,000; or

         (b) 120% of the Applicable Interest Rate if the Present Value of the benefit exceeds $25,000 [as determined under clause (a) above]. In no event shall the Present Value determined under this clause (b) be less than $25,000.

The Applicable Interest Rate, for a Plan covered under PBGC termination coverage, is the interest rate(s) which would be used (as of the first day of the Plan Year which contains the Annuity Starting Date or such other day specified in Section III of the Adoption Agreement) by the Pension Benefit Guaranty Corporation for a trusteed single-employer plan to value a benefit under termination of an insufficient trusteed single-employer plan.

The Code Section 417 interest rate limitations shall apply to distributions in Plan Years beginning after 1984. Notwithstanding the foregoing, the Code Section 417 interest rate limitations shall not apply to any distributions commencing in Plan Years beginning before 1987, if such distributions were determined in accordance with the interest rate(s) as required by Treasury Regulations Section 1.417(e)-1T(e) (including the PBGC immediate interest rate).

The Code Section 417 interest rate limitations shall not apply to annuity contracts distributed to or owned by a Participant prior to September 17, 1985, unless additional contributions are made under the Plan by the Employer with respect to such contracts. In addition, the Code Section 417 interest rate limitations shall not apply to annuity contracts owned by the Employer or distributed to or owned by a Participant prior to the first Plan Year after 1988, if the annuity contracts satisfied the requirements in Regulations Sections 1.401(a)-11T and 1.417(e)-1T. The preceding sentence shall not apply if additional contributions are made under the Plan by the Employer with respect to such contracts on or after the beginning of the first Plan Year beginning after 1988.

If as a result of actuarial increases to the benefit of a Participant who delays the commencement of benefits beyond Normal Retirement Age the Accrued Benefit of such Participant would exceed the Code Section 415 limitations under Article IX of the Plan for such year, immediately before the actuarial increase that would cause such Participant's benefit to exceed the limitations of Code Section 415, payment of benefits to such Participant will be suspended in accordance with paragraph 5.14 of the Plan, if applicable; otherwise distribution of the Participant's benefit will commence.

5.6      EARLY RETIREMENT BENEFIT
If Section 10 of the Adoption Agreement provides an Early Retirement Benefit, any Participant who meets the age and Service requirements shall be eligible to retire and shall be entitled to receive the Actuarial Equivalent of his or her Accrued Benefit. If a Participant separated from Service before satisfying the age requirement for Early Retirement, but has satisfied the Service requirement, the Participant will be entitled to elect an Early Retirement benefit upon satisfaction of such age requirement.

5.7      CASH-OUT OF ACCRUED BENEFITS
If an Employee terminates Service and the Present Value of the Employee's Vested Accrued Benefit derived from Employer and Employee contributions is not greater than $5,000 (or a lesser amount if indicated in the Adoption Agreement), unless otherwise specified in the Adoption Agreement, the Employee will receive a distribution of the Present Value of the entire vested portion of such Accrued Benefit and the nonvested portion will be treated as a forfeiture. For purposes of this paragraph, if the Present Value of an Employee's Vested Accrued Benefit is zero (0), the Employee shall be deemed to have received a distribution of such Vested Accrued Benefit.

If an Employee terminates Service and the Present Value of the Employee's Vested Accrued Benefit derived from Employer and Employee contributions exceeds $5,000, unless otherwise specified in the Adoption Agreement, the Employee may elect, in accordance with paragraph 5.7 of the Plan, to receive a distribution of the Present Value of the entire vested portion of such Accrued Benefit and the nonvested portion will be treated as a forfeiture. A Participant's Vested Accrued Benefit shall not include Qualified Voluntary Employee Contributions. For the purpose of the foregoing provisions, Present Value shall be calculated using the interest rate specified in Section III of the Adoption Agreement.

If an Employee receives a distribution pursuant to this paragraph and the Employee resumes covered employment under the Plan, he or she shall have the right to restore his or her Employer-derived Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) to the extent forfeited upon the repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate determined for purposes of Code Section 411(c)(2)(C). Such repayment must be made before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs five (5) consecutive one (1) year Breaks in Service following the date of distribution.

If a Participant is deemed to receive a distribution pursuant to this section, and the Participant resumes employment covered under this Plan before the date he or she incurs five (5) consecutive one (1) year Breaks in Service, upon the reemployment of such Participant, the Employer-derived Accrued Benefit will be restored to the amount of such Accrued Benefit on the date of the deemed distribution.

5.8      RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS

         (a) If either the Present Value of a Participant's Vested Accrued Benefit derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $5,000 or there are remaining payments to be made with respect to a particular distribution option that previously commenced, and the Accrued Benefit is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such Accrued Benefit. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the ninety (90) day period ending on the Annuity Starting Date. The Annuity Starting Date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Accrued Benefit is no longer immediately distributable. Such notification shall include a general description of the material features and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code
                 Section 417(a)(3), and shall be provided no less than thirty
                 (30) days and no more than ninety (90) days prior to the Annuity Starting Date.

         (b) The Annuity Starting Date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than thirty (30) days after receipt of the written explanation described in the preceding paragraph provided:

                 (i) the Participant has been provided with information that clearly indicates that the Participant has at least thirty (30) days to consider whether to waive the Qualified Joint and Survivor Annuity and has affirmatively elected (with spousal consent) to a form of distribution other than a Qualified Joint and Survivor Annuity;

                 (ii) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven (7) day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and

                 (iii) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant.

                 Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Accrued Benefit is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code Sections 401(a)(9) or 415. Present Value shall be determined in accordance with Section III of the Adoption Agreement. An Accrued Benefit is immediately distributable if any part of the Accrued Benefit could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age sixty-two (62).

         (c) For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after 1988, the Participant's Vested Accrued Benefit shall not include amounts attributable to Qualified Voluntary Employee Contributions.

         (d) TRANSITIONAL RULE FOR CASH OUT LIMITS - For distributions made before March 22, 1999, if the Present Value of a Participant's Vested Accrued Benefit derived from Employer and Employee Contributions exceeds (or at the time of any prior distribution in Plan Years beginning before August 6, 1997, exceeded $3,500 or in Plan Years beginning after August 5, 1997, exceeded $5,000) and the Accrued Benefit is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such Accrued Benefit.

5.9      NORMAL FORM OF PAYMENT
The Basic Normal Retirement Benefit is calculated as a Straight Life Annuity as defined at paragraph 1.87, unless otherwise specified in Section VII of the Adoption Agreement. However, all distributions of benefits shall be subject to the Joint and Survivor Annuity Requirements of Article VII. The normal form of payment, as so limited by Article VII, will be automatic unless the Participant files a written application with the Employer prior to actual retirement requesting an optional form of payment.

5.10     OPTIONAL FORMS OF PAYMENT
In lieu of the normal form of payment, a Participant may, subject to the Joint and Survivor Annuity Requirements of Article VII, make written application to the Employer at any time requesting one of the following optional forms of payment as limited by the Employer in Section VII of the Adoption Agreement, each of which is the Actuarial Equivalent of the Basic Normal Retirement
Benefit:

         (a)     Straight Life Annuity.

         (b) Life annuity with not more than 240 monthly payments guaranteed.

         (c) Joint and Survivor Annuity with a minimum of fifty percent (50%) and a maximum of 100% of the Participant's benefit continuing to his or her Spouse for life after the Participant's death.

         (d)     Lump sum payment.

         (e)     Other form(s) permitted in the Adoption Agreements.

Such payments shall be made directly from the Trust or, if directed by the Employer, through the purchase of a paid-up nontransferable annuity contract. No optional form of payment which is made available to Participants may be eliminated by the Employer in future Plan amendments.

5.11     COMMENCEMENT OF BENEFITS
Unless a Participant elects otherwise in writing, distribution of benefits will begin no later than the sixtieth day after the latest of the close of the Plan Year in which:

         (a) the Participant attains age sixty-five (65) (or Normal Retirement Age if earlier),

         (b) occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan, or

         (c)     the Participant terminates Service with the Employer.

Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of paragraph 5.7 of the Plan, shall be deemed an election to defer commencement of payment of any benefit.

5.12     IN-SERVICE WITHDRAWALS OF EMPLOYER CONTRIBUTIONS
Benefits accrued from Employer related contributions may not commence to be paid prior to Normal Retirement Age, Early Retirement Age, Disability retirement, termination of employment, Plan termination, or death.

5.13     CLAIMS PROCEDURES
Upon retirement, death, or other severance of employment, the Participant or representative of such Participant may make application to the Employer requesting payment of benefits due and the manner of payment. If no application for benefits is made, the Employer shall automatically pay any vested benefit due hereunder in the normal form at the time prescribed at paragraph 5.11. If an application for benefits is made, the Employer shall accept, reject, or modify such request and shall notify the Participant in writing setting forth the response of the Employer and in the case of a denial or modification the Employer shall:

         (a)     state the specific reason or reasons for the denial,

         (b) provide specific reference to pertinent Plan provisions on which the denial is based,

         (c) provide a description of any additional material or information necessary for the Participant or his representative to perfect the claim and an explanation of why such material or information is necessary, and

         (d)     explain the Plan's claim review procedure as contained herein.

In the event the request is rejected or modified, the Participant or his representative may within sixty (60) days following receipt by the Participant or representative of such rejection or modification, submit a written request for review by the Employer of its initial decision. Within sixty (60) days following such request for review, the Employer shall render its final decision in writing to the Participant or representative stating specific reasons for such decision. If the Participant or representative is not satisfied with the Employer's final decision, the Participant or representative can institute an action in a Federal Court of competent jurisdiction; for this purpose, process would be served on the Employer.

5.14     SUSPENSION OF BENEFITS
If the Employer chooses through its administrative policies to make this paragraph operative, retirement benefits commencing after Normal Retirement Age will be the Actuarial Equivalent of the benefit to which the Participant would have been entitled if benefits commenced at Normal Retirement Age.

         (a) Normal or Early Retirement Benefits in pay status will be suspended for each calendar month during which the Participant completes at least forty (40) Hours of Service with the Employer in ERISA

                 Section 203(a)(3)(B) service. Similarly, the actuarial value of benefits which commence later than Normal Retirement Age will be computed without regard to amounts which would have been suspended under the preceding sentence as if the Participant had been receiving benefits since Normal Retirement Age.

         (b) RESUMPTION OF PAYMENT - If benefit payments have been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Participant ceases to be employed in ERISA Section 203(a)(3)(B) service. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of ERISA Section 203(a)(3)(B) service and the resumption of payments.

         (c) NOTIFICATION - No payment shall be withheld by the Plan pursuant to this paragraph unless the Plan notifies the Participant by personal delivery or first class mail during the first calendar month or payroll period in which the Plan withholds payments that his or her benefits are suspended. Such notifications shall contain a description of the specific reasons why benefit payments are being suspended, a description of the Plan provision relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Regulations Section 2530.203-3. In addition, the notice shall inform the Participant of the Plan's procedures for affording a review of the suspension of benefits. Requests for such reviews may be considered in accordance with the claims procedure adopted by the Plan pursuant to ERISA Section 503 and applicable Regulations.

         (d)     AMOUNT SUSPENDED:

                 (1) LIFE ANNUITY - In the case of benefits payable periodically on a monthly basis for as long as a life (or lives) continues, such as a Straight Life Annuity or a Qualified Joint and Survivor Annuity, an amount equal to the portion of a monthly benefit payment derived from Employer contributions.

                 (2) OTHER BENEFIT FORMS - In the case of a benefit payable in a form other than the form described in sub-paragraph
                        (1) above, an amount of the Employer-derived portion of benefit payments for a calendar month in which the Participant is employed in ERISA Section 203(a)(3)(B) service, equal to the lesser of:

                        (i) the amount of benefits which would have been payable to the Participant if he had been receiving monthly benefits under the Plan since actual retirement based on a single Straight Life Annuity commencing at actual retirement age; or

                        (ii) the actual amount paid or scheduled to be paid to the Participant for such month. Payments which are scheduled to be paid less frequently than monthly may be converted to monthly payments for purposes of the above sentence.

         (e) This section does not apply to the minimum benefit to which the Participant is entitled under the Top-Heavy rules of paragraph 12.2.

5.15     SPECIAL RULES FOR FULLY INSURED PLANS
Notwithstanding other Plan provisions to the contrary:

         (a) This Plan may be funded exclusively by the purchase of individual insurance contracts, except for any Top-Heavy sidefund trust maintained for purposes of meeting the minimum benefit requirements of Code Section 416(c).

         (b) All contracts will provide for level annual premium payments to be paid for the period commencing with the date that each individual became a Participant in the Plan (or, in the case of an increase in benefits, commencing at the time such increase becomes effective) and extending to the Normal Retirement Age for each such Participant.

         (c) A fully insured Plan may provide that the amount of retirement benefit provided by insurance or annuity contracts will not be provided or increased until the Participant's Compensation is large enough to provide or increase the retirement benefit by a specified minimum amount. This minimum can be no greater than $120 per year or $10 per month.

         (d) In a fully insured Plan, the current benefit formula may not recognize Years of Service before an Employee commences participation in the Plan. Notwithstanding the foregoing, a Plan with a current benefit formula that was adopted and in effect on September 19, 1991, may continue to recognize Years of Service prior to an Employee's participation in the Plan, to the extent provided in the Plan on such date. The preceding sentence does not apply with respect to an Employee who first becomes a Participant in the Plan after that date.

         (e) A fully insured Plan satisfies the permitted disparity rules of Code Section 401(l) if each Participant's benefit under the Plan's benefit formula satisfies the permitted disparity rules otherwise applicable to Defined Benefit Plans. This includes any required reductions of up to 0.75% to the maximum excess allowance, or, if applicable, the maximum offset allowance. However, the applicable factor as determined must be further reduced by multiplying it by 0.80.

         (f) For fully insured Plans, adjustments are not required for benefits beginning at a time other than Normal Retirement Age.

         (g) Benefits provided by the Plan are equal to the benefits provided under each contract at Normal Retirement Age under the Plan and are guaranteed by an insurance carrier (licensed under the laws of a state to do business with the Plan) to the extent premiums have been paid.

         (h) The premium payments for a Participant who continues benefiting after Normal Retirement Age are equal to the amount necessary to fund additional benefits that accrued under the Plan's benefit formula for the Plan Year.

         (i) Each Participant's Accrued Benefit as of any applicable date is the cash surrender value of the Participant's insurance contract, or if greater, the cash surrender value the Participant's insurance contracts would have had on such applicable date if (i) premiums payable for such Participant's Years of Participation for the current Plan Year and all prior Plan Years under such contracts had been paid before lapse and
                 (ii) no rights under such contracts had been subject to a security interest at any time, and (iii) no policy loans were outstanding at any time.

         (j) All benefits must be funded through contracts of the same series which must have cash values based on the same terms (including interest and mortality assumptions) and the same conversion rights. A Plan does not fail to satisfy this requirement, however, if any prospective change in the contract series or insurer applies on the same terms to all Participants in the Plan.

         (k) No rights under any contracts will be subject to a security interest at any time, and no policy loans, including loans to Participants, will be made at any time.

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                                   ARTICLE VI

                            DISTRIBUTION REQUIREMENTS

6.1      JOINT AND SURVIVOR ANNUITY REQUIREMENTS
Any benefit payable under this Article is subject to the Joint and Survivor Annuity provisions set forth in Article VII. The requirements of this Article shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Article apply to calendar years beginning after 1984.

6.2      MINIMUM DISTRIBUTION REQUIREMENTS
All distributions required under this Article shall be determined and made in accordance with the minimum distribution requirements of Code Section 401(a)(9) and the Regulations thereunder, including the minimum distribution incidental benefit rules found at Regulations Section 1.401(a)(9)-2. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date. Life expectancy and joint and last survivor life expectancy are computed by using the expected return multiples found in the tables published at Regulations Section 1.72-9.

6.3      LIMITS ON DISTRIBUTION PERIODS
As of the First Distribution Calendar Year, distributions if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

         (a)     the life of the Participant;

         (b)     the life of the Participant and a Designated Beneficiary;

         (c) a period certain not extending beyond the life expectancy of the Participant; or

         (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

6.4      REQUIRED BEGINNING DATE
The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date. The Required Beginning Date of a Participant shall be one of the following as selected by the Employer in the Adoption Agreement:

         (a) The April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

         (b) The April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, except that benefit distributions to a Participant [other than a five percent (5%)owner] with respect to benefits accrued after the later of the adoption or effective date of the amendment to the Plan must commence by the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires.

         (c) The later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires except that benefit distributions to a five percent (5%) owner must commenCe by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

Any Participant attaining age 70 1/2 in years after 1995 may elect by April 1 of the calendar year following tHe year in which the participant attained age
70 1/2, (or by December 31, 1997 in the case of a Participant attainiNg age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which tHe Participant retires. If no such election is made the Participant will begin receiving distributions by the April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997 In the case of a Participant attaining age 70 1/2 in 1996).

Any Participant attaining age 70 1/2 in years prior to 1997 may elect to stop distributions and recommence by tHe April 1 of the calendar year following the year in which the Participant retires. There is either (as elected by the Employer in the adoption agreement) (i) a new annuity starting date upon recommencement, or (ii) no new annuity starting date upon recommencement.

ELIMINATION OF PRE-RETIREMENT AGE 70 1/2 DISTRIBUTION OPTION - This distribution option is only eliminated wiTh respect to Employees who reach age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of the amendment. The pre-retirement age 70 1/2 distribution option is an optional foRm of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which an employee attains age 70 1/2 and ends April 1 of the immediately following calendAr year.

FIVE PERCENT (5%) OWNER - A Participant is treated as a five percent (5%) owner for purposes of this section is such Participant is a five percent (5%) owner as defined in Code Section 416 at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2. Once distributions have begun to a five percent (5%) owner under this section, they must continue to be distributed, even if the Participant ceases to be a five percent (5%) owner in a subsequent year.

TRANSITIONAL RULES FOR PLAN YEARS BEGAN BEFORE JANUARY 1, 1997 - The Required Beginning Date of a Participant who attained age 70 1/2 before 1988, shall be determined in accordance with (1) or (2) below:

         (a) Non-five percent (5%) owners. The Required Beginning Date of a Participant who is not a five percent (5%) owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs. The Required Beginning Date of a Participant wHo is not a five percent (5%) owner, who attains age 70 1/2 during 1988 and who has not retired as of 1989, is April 1, 1990.

         (b) Five percent (5%) owners. The Required Beginning Date of a Participant who is a five percent (5%) owner during any year beginning after 1979, is the first day of April following the later of:

                 (1) the calendar year in which the Participant attains age 70 1/2, or

                 (2) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a five percent (5%) owner, or the calendar year in which the Participant retires.

         (c) A Participant is treated as a five percent (5%) owner for purposes of this paragraph if such Participant is a five percent (5%) owner as defined in Code Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent PlAn Year.

         (d) Once distributions have begun to a five percent (5%) owner under this paragraph, they must continue to be distributed, even if the Participant ceases to be a five percent (5%) owner in a subsequent year.

6.5      DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR

         (a) If the Participant's interest is to be paid in the form of Straight Life Annuity distribution under the Plan, payments under the annuity shall satisfy the following requirements:

                 (1) the annuity distributions must be paid in periodic payments made at intervals not longer than one (1) year;

                 (2) the distribution period must be over a life (or lives) or over a period certain not longer than a life expectancy (or joint life and last survivor expectancy) described in Code Sections 401(a)(9)(A)(ii) or 401(a)(9)(b)(iii) whichever is applicable;

                 (3) the life expectancy (or joint life and last survivor expectancy) for purposes of determining the period certain shall be determined without recalculation of life expectancy;

                 (4) once payments have begun over a period certain, the period certain may not be lengthened even if the period certain is shorter than the maximum permitted;

                 (5) payments must either be nonincreasing or increase only as follows:

                        (i) with any percentage increase in a specified and generally recognized cost-of-living index;

                        (ii) to the extent of the reduction to the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the beneficiary whose life was being used to determine the distribution period described in paragraph 6.3 above dies and the payments continue otherwise in accordance with that section over the life of the Participant;

                        (iii) to provide cash refunds of Employee contributions upon the Participant's death; or

                        (iv) because of an increase in benefits under the Plan.

                 (6) If the annuity is a Straight Life Annuity [or a life annuity with a period certain not exceeding twenty (20) years], the amount which must be distributed on or before the Participant's Required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to paragraph 6.9 below) shall be the payment which is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually.

                        If the annuity is a period certain annuity without a life contingency [or is a life annuity with a period certain exceeding twenty (20) years], periodic payments for each distribution calendar year shall be combined and treated as an annual amount. The amount which must be distributed by the Participant's Required Beginning Date or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to paragraph 6.9 is the annual amount for the First Distribution Calendar Year. The annual amount for other Distribution Calendar Years, including the annual amount for the calendar year in which the Participant's Required Beginning Date (or the date distributions are required to begin pursuant to paragraph 6.9 below) occurs, must be distributed on or before December 31 of the calendar year for which the distribution is required.

         (b) Annuities purchased after 1988, are subject to the following additional conditions:

                 (1) Unless the Participant's Spouse is the Designated Beneficiary, if the Participant's interest is being distributed in the form of a period certain annuity without a life contingency, the period certain as of the beginning of the First Distribution Calendar Year may not exceed the applicable period determined using the table set forth in Q&A A-5 of Regulations Section 1.401(a)(9)-2, as proposed.

                 (2) If the Participant's interest is being distributed in the form of a Joint and Survivor Annuity for the joint lives of the Participant and a non-Spouse beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the Designated Beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A A-6 of Regulations Section 1.401(a)(9)-2, as proposed.

         (c) TRANSITIONAL RULE - If payments under an annuity which complies with sub-paragraph (a) above begin prior to 1989, the minimum distribution requirements in effect as of July 27, 1987, shall apply to distributions from this Plan, regardless of whether the annuity form of payment is irrevocable. This transitional rule also applies to deferred annuity contracts distributed to or owned by the Participant prior to 1989, unless additional contributions are made under the Plan by the Employer with respect to such contract.

         (d) If the form of distribution is an annuity made in accordance with this paragraph 6.5, any additional benefits accruing to the Participant after his or her Required Beginning Date shall be distributed as a separate and identifiable component of the annuity beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

         (e) Any part of the Participant's interest which is in the form of an individual account shall be distributed in a manner satisfying the requirements of Code Section 401(a)(9) and the Regulations thereunder.

         (f) Except with respect to all Participants in a governmental or church plan, or a five percent (5%) owner in other plans, a Participant's Accrued Benefit is actuarially increased to take into account the period after age 70 1/2 in which the Employee does not receive any benefits under the Plan. The actuariAl increase begins on the April 1 following the calendar year in which the Employee attains age 70 1/2 (January 1, 1997 in the case of an Employee who attained age 70 1/2 prior to 1996), and ends on the daTe on which benefits commence after retirement in an amount sufficient to satisfy Code Section 401(a)(9).

                 The amount of actuarial increase payable as of the end of the period for actuarial increases must be no less than the Actuarial Equivalent of the Employee's retirement benefits that would have been payable as of the date the actuarial increase must commence plus the Actuarial Equivalent of additional benefits accrued after that date, reduced by the Actuarial Equivalent of any distributions made after that date. The actuarial increase is generally the same as, and not in addition to, the actuarial increase required for that same period under Code Section 411 to reflect the delay in payments after Normal Retirement, except that the actuarial increase required under Code Section 401(a)(9)(C) must be provided even during the period during which an Employee is in ERISA Section 203(a)(3)(B) service.

                 For purposes of Code Section 411(b)(1)(H), the actuarial increase will be treated as an adjustment attributable to the delay in distribution of benefits after the attainment of Normal Retirement Age. Accordingly, to the extent permitted under Code Section 411(b)(1)(H), the actuarial increase required under Code Section 401(a)(9)(C)(iii) may reduce the benefit accrual otherwise required under Code Section 411(b)(1)(H)(i), except that the rules on the suspension of benefits are not applicable.

6.6      ELIGIBILITY FOR DEATH BENEFITS
The Plan need not provide a pre-retirement death benefit, other than a qualified pre-retirement survivor annuity for the benefit of either the Spouse of a married Participant or for the benefit of a former Spouse under the provisions of a Qualified Domestic Relations Order. Additional incidental pre-retirement death benefits may be provided for by the Employer in the Adoption Agreement. Except as provided below for Participants who are employed after attaining the Qualified Early Retirement Age (as defined in paragraph 1.65), unless the Employer provides for an additional incidental death benefit, no benefit will be payable to the Designated Beneficiary of an unmarried active or terminated Participant who dies prior to Normal Retirement Age, even though such Participant may have had a vested and nonforfeitable interest in a deferred benefit payable at Normal Retirement Age. Notwithstanding the above, a Participant who is employed after attaining the Qualified Early Retirement Age shall be given the opportunity to elect to have a Qualified Joint and Survivor Annuity or one of the optional forms of payment, become effective upon his or her death. To the extent that it is not in conflict with the provisions of
Article VII, such election shall be made during the period beginning on the later of the 90th day prior to the Participant's attainment of the Qualified Early Retirement Age or on the date on which participation begins and ends on the date the Participant actually retires or terminates employment. The Plan may require a minimum not to exceed $1,000 before it will provide or increase an insured death benefit.

6.7      DEATH AFTER COMMENCEMENT OF BENEFITS
If the Participant dies after distribution of his or her interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

6.8      DEATH PRIOR TO COMMENCEMENT OF BENEFITS
If the Participant dies before distribution of his or her interest commences, the Participant's entire death benefit, if any, will be distributed no later than the December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (a) or (b) below.

         (a) If any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made in substantially equal installments over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died.

         (b) If the Designated Beneficiary is the Participant's Surviving Spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the later of:

                 (1) December 31 of the calendar year immediately following the calendar year in which the Participant died, and

                 (2) December 31 of the calendar year in which the Participant would have attained at 70 1/2.

                 If the Spouse dies before payments begin, subsequent distributions shall be made pursuant to this paragraph 6.8 with the exception of sub-paragraph (b) as if the Spouse had been the Participant.

6.9      LIFE EXPECTANCY
If payout is made other than through the purchase of an immediate annuity, the applicable calendar year shall be the First Distribution Calendar Year, and if life expectancy is being recalculated each such succeeding calendar year. If annuity payments commence before the Required Beginning Date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

For purposes of paragraph 6.9, payments will be calculated by use of the return multiples as specified in Regulations Section 1.72-9. Life expectancy of a Surviving Spouse may be recalculated annually however, in the case of any other Designated Beneficiary, such life expectancy will be calculated at the time payment first commences and payments for any 12-consecutive month period will be based on such life expectancy minus the number of whole years passed since distribution first commenced.

6.10     BENEFICIARY ELECTION OF DISTRIBUTION METHOD
If the Participant has not made an election pursuant to paragraph 6.9 by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of:

         (a) December 31 of the calendar year in which distributions would be required to begin under said paragraph, or

         (b) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

6.11     PAYMENTS TO A CHILD OF THE PARTICIPANT
For purposes of this Article, any amount paid to a child of the Participant will be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

6.12     DEEMED DISTRIBUTION STARTING DATE
For the purposes of this Article VI, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if paragraph 6.9 above is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to said paragraph). If distribution in the form of an annuity described in paragraph 6.5(a) above irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

6.13     NO BENEFICIARY
Any portion of the amount payable hereunder which is undisposed of because of the Participant's or former Participant's failure to designate a beneficiary, or because all of the Designated Beneficiaries are deceased, shall be paid to his or her Spouse. If the Participant had no Spouse at the time of death, payment shall be made to the personal representative of his or her estate in a lump sum. If no representative can be found, then the amounts due to the Participant shall be forfeited to the Trust until the Participant, or if applicable, their beneficiary, makes a valid claim for the benefits.

6.14     TRANSITIONAL RULES

         (a) Notwithstanding the other requirements of this Article and subject to the requirements of Article VII, Joint and Survivor Annuity Requirements, distribution on behalf of any Participant, including a five percent (5%) owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                 (1) The distribution by the Plan is one which would not have disqualified such Plan under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

                 (2) The distribution is in accordance with a method of distribution designated by the Participant whose interest in the Plan is being distributed or, if the Participant is deceased, by a beneficiary of such Participant.

                 (3) Such designation was in writing, was signed by the Participant or the beneficiary, and was made before 1984.

                 (4) The Participant had accrued a benefit under the Plan as of December 31, 1983.

                 (5) The method of distribution designated by the Participant or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the beneficiaries of the Participant listed in order of priority.

         (b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

         (c) For any distribution which commences before 1984 but continues after 1983, the Participant, or the beneficiary to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a)(1) and (5).

         (d) If a designation is revoked any subsequent distribution must satisfy the requirements of Code Section 401(a)(9) and the Regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the Regulations thereunder, but for the Tax Equity and Fiscal Responsibility Act Section 242(b)(2) election. For calendar years beginning after 1988, such distributions must meet the minimum distribution incidental benefit requirements in Regulations Section 1.401(a)(9)-2. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-21 and Q&A J-3 of Regulations Section 1.401(a)(9)-1 shall apply.

                                   ARTICLE VII

                     JOINT AND SURVIVOR ANNUITY REQUIREMENTS

7.1      PRECEDENCE OVER CONFLICTING PROVISIONS
The provisions of this Article shall take precedence over any conflicting provision in this Plan and shall apply to any Participant who is credited with at least one (1) Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in paragraph 7.8. The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan. Any annuity contract distributed from the Plan must be nontransferable.

7.2      PAYMENT OF QUALIFIED JOINT AND SURVIVOR ANNUITY
Unless an optional form of benefit is selected pursuant to a Qualified Election within the ninety (90) day period ending on the date benefit payments would commence, a married Participant's Vested Accrued Benefit will be paid in the form of a Qualified Joint and Survivor Annuity, and an unmarried Participant's Vested Accrued Benefit will be paid in the form of an immediate Straight Life Annuity, unless an optional form is elected. The Participant may elect to have such annuity distributed upon attainment of the Earliest Retirement Age under the Plan.

7.3      PAYMENT OF QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY
Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, the Participant's Surviving Spouse will receive a benefit in accordance with paragraph (a) or (b) below as applicable.

         (a) If a Participant dies after the Earliest Retirement Age, the Participant's Surviving Spouse (if any) will receive the same benefit that would be payable if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before the Participant's date of death.

                 The Surviving Spouse may elect to commence payment under such annuity within a reasonable period after the Participant's death. The actuarial value of benefits which commence later than the date on which payments would have been made to the Surviving Spouse under a Qualified Joint and Survivor Annuity in accordance with this provision shall be adjusted to reflect the delayed payment.

         (b) If a Participant dies on or before the Earliest Retirement Age, the Participant's Surviving Spouse (if any) will receive the same benefit that would be payable if the Participant had:

                 (1)    separated from Service on the date of death,

                 (2)    survived to the Earliest Retirement Age,

                 (3) retired with an immediate Qualified Joint and Survivor Annuity at the Earliest Retirement Age, and

                 (4)    died on the day after the Earliest Retirement Age.

For purposes of (b) above and subject to the provisions of paragraph 6.5 of the Plan, a Surviving Spouse will begin to receive payments at the Earliest Retirement Age unless such Surviving Spouse elects a later date.

Benefits commencing after the Earliest Retirement Age will be the Actuarial Equivalent of the benefit to which the Surviving Spouse would have been entitled if benefits had commenced at the Earliest Retirement Age under an immediate Qualified Joint and Survivor Annuity in accordance with (b) above.

For the purposes of this paragraph 7.3, the benefit payable to the Surviving Spouse shall be attributable to Employee contributions in the same proportion as the contribution is to the Accrued Benefit of the Participant.

7.4      QUALIFIED ELECTION
An election to either waive a Qualified Joint and Survivor Annuity or a qualified pre-retirement survivor annuity. Any such election shall not be effective unless:

         (a)     the Participant's Spouse consents in writing to the election;

         (b) the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);

         (c)     the Spouse's consent acknowledges the effect of the election;
                 and

         (d) the Spouse's consent is witnessed by a Plan representative or notary public.

Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of the Plan Administrator that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in paragraphs
7.5 and 7.6 below.

A special election to waive the qualified pre-retirement survivor annuity is available to a Participant who will not yet attain age thirty-five (35) as of the end of any current Plan Year. This election will be valid for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). Such election will not be valid unless the Participant receives a written explanation of the qualified pre-retirement survivor annuity as provided in paragraphs 7.5 and 7.6 below. Qualified pre-retirement survivor annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35). Any new waiver on or after such date shall be subject to the full requirements of Article.

7.5      NOTICE REQUIREMENTS FOR QUALIFIED JOINT AND SURVIVOR ANNUITY
The Plan Administrator shall provide each Participant, no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, a written explanation of:

         (a)     the terms and conditions of a Qualified Joint and Survivor
                 Annuity;

         (b) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;

         (c)     the rights of a Participant's Spouse;

         (d) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity; and

         (e) the relative values of the various optional forms of benefits under the Plan.

The Participant and the Participant's Spouse may consent to waiving the minimum thirty (30) day notice period described above and may receive notice no less than seven (7) days prior to the Annuity Starting Date, provided that:

         (f) the Participant has been provided with information that clearly indicates that the Participant has at least thirty (30) days to consider whether to waive the Qualified Joint and Survivor Annuity and has affirmatively elected (with spousal consent) to a form of distribution other than a Qualified Joint and Survivor Annuity;

         (g) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven
                 (7) day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and

         (h) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant.

7.6      NOTICE REQUIREMENTS FOR QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY
The Plan Administrator shall provide each Participant a written explanation of the qualified pre-retirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of paragraph 7.5 applicable to a Qualified Joint and Survivor Annuity. Such explanation shall be provided within the applicable period ending on the later of:

         (a) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

         (b) a reasonable period ending after the individual becomes a Participant;

         (c) a reasonable period ending after this paragraph ceases to apply to the Participant;

         (d) a reasonable period ending after this Article first applies to the Participant. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from Service in the case of a Participant who separates from Service before attaining age thirty-five (35).

For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (b), (c) and (d) is the end of the two
(2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates from Service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two (2) year period beginning one
(1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

7.7      NO NOTICES FOR FULLY SUBSIDIZED PLANS
The respective notices prescribed by paragraphs 7.5 and 7.6 need not be given to a Participant if the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or qualified pre-retirement survivor annuity and the Participant cannot elect another form of benefit or in the case of a married Participant designate a non-spouse beneficiary. For purposes of this paragraph, a Plan fully subsidizes the costs of a benefit if under the Plan no increase in cost or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit. Prior to the time the Plan allows the Participant to waive the qualified pre-retirement survivor annuity, the Plan may not charge the Participant for the cost of such benefit by reducing the Participant's benefits under the Plan or by any other method.

7.8      TRANSITIONAL JOINT AND SURVIVOR ANNUITY RULES
Special transition rules apply to Participants who are not receiving benefits on August 23, 1984.

         (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous paragraphs of this Article, must be given the opportunity to elect to have the prior paragraphs of this Article apply if such Participant is credited with at least one
                 (1) Hour of Service under this Plan or a predecessor Plan in a Plan Year beginning on or after January 1, 1976 and such Participant had at least ten (10) Years of Service for vesting purposes when he or she separated from Service.

         (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one (1) Hour of Service under this Plan or a predecessor Plan on or after September 2, 1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with paragraph 7.9.

         (c)     The respective opportunities to elect [as described in (a) and
                 (b) above] must be afforded to the appropriate Participants during the period commencing on August 23, 1984 and ending on the date benefits would otherwise commence to said Participants.

7.9      AUTOMATIC JOINT AND SURVIVOR ANNUITY AND EARLY SURVIVOR ANNUITY
Any Participant who has elected pursuant to paragraph 7.8(b), and any Participant who does not elect under paragraph 7.8(a) or who meets the requirements of paragraph 7.8(a), except that such Participant does not have at least ten (10) years of vesting Service when he or she separates from Service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a Straight Life Annuity.

         (a) Automatic Joint and Survivor Annuity. If benefits in the form of a Straight Life Annuity become payable to a married Participant who:

                 (1) begins to receive payments under the Plan on or after Normal Retirement Age; or

                 (2) dies on or after Normal Retirement Age while still working for the Employer; or

                 (3) begins to receive payments on or after the Qualified Early Retirement Age; or

                 (4) separates from Service on or after attaining Normal Retirement (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits, then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least six (6) months before the Participant attains Qualified Early Retirement Age and end not more than ninety (90) days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

         (b) Election of Early Survivor Annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The Election Period begins on the later of:

                 (1) the 90th day before the Participant attains the Qualified Early Retirement Age, or

                 (2)    the date on which participation begins,

                 and ends on the date the Participant terminates employment.

7.10     ANNUITY CONTRACTS
Any annuity contract distributed under this Plan must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

                                  ARTICLE VIII

                                     VESTING

8.1      EMPLOYER PAID BENEFITS
A Participant shall acquire a vested and nonforfeitable interest in his or her Accrued Benefit attributable to Employer contributions in accordance with the table selected in Section IX(B) of the Adoption Agreement, provided that if a Participant is not already fully vested, he or she shall become so upon attaining Normal Retirement Age, attaining Early Retirement Age if such age is specified in Section X(A) of the Adoption Agreement, on retirement due to Disability if Disability benefits are provided for in Section X(B) of the Adoption Agreement, or on termination of the Plan.

8.2      COMPUTATION PERIOD
The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her Accrued Benefit derived from Employer contributions shall be determined by the Employer in Section IX(A) of the Adoption Agreement. In the event a former Participant with no vested interest in his or her Accrued Benefit from Employer contributions requalifies for participation in the Plan after incurring a Break in Service, such Participant shall be credited for vesting with all pre-break and post-break Service.

8.3      REQUALIFICATION AFTER A BREAK IN SERVICE
If a former Participant becomes qualified for membership hereunder after a Break in Service, such Participant shall receive full credit for each year of prior Service in determining such Participant's total Years of Service for purposes of vesting and benefit accruals. However, no Participant shall be entitled to receive a benefit by application of this paragraph which would exceed the benefit such Participant would have received had employment been continuous.

8.4      CALCULATING VESTED INTEREST
A Participant's vested and nonforfeitable benefit shall be calculated by multiplying his or her Accrued Benefit attributable to Employer contributions determined as of his or her termination date by the decimal equivalent of the vested percentage determined as of the same date.

8.5      COMMENCEMENT OF BENEFITS
The vested and nonforfeitable benefit payable to a terminated Participant shall commence to be paid on the earlier of the date on which the Participant attains his or her Early Retirement Date (provided that such Participant has completed the Service requirement for Early Retirement as of his or her termination date) or on his or her Normal Retirement Age. If such benefit is payable on Early Retirement, such benefit shall be the Actuarial Equivalent of the benefit payable at Normal Retirement Age. Notwithstanding the foregoing, the Employer may as part of its established administrative policies, in accordance with paragraph 5.7 and Section XVII of the Adoption Agreement, pay such Participant's Vested Accrued Benefit in a lump sum provided that the Present Value of such benefit is less than $5,000. The Employer may also as provided in paragraphs 5.7 and 6.5 and Section XVII of the Adoption Agreement pay out amounts in excess of $5,000, provided the Participant so requests and the Spouse, if any, consents. If a terminated Participant who has received a lump sum payment under this paragraph is re-employed and qualifies for participation in the Plan, the Employer shall disregard the Participant's prior Service for purposes of future benefit accruals unless the Participant has repaid the distribution in accordance with the provisions of paragraph 5.7. The prior Service will be considered for purposes of vesting with respect to future benefit accruals, regardless of whether there has been a repayment.

8.6      FORFEITURES
Any Accrued Benefit of a Participant who has separated from Service to which he or she is not entitled under the foregoing provisions, shall be forfeited. Such forfeiture shall take place in the Plan Year which follows the date the Participant is paid out, or if earlier when the Participant has incurred five
(5) consecutive one (1) year Breaks in Service. Any forfeiture of benefits shall be used to reduce the Employer's contribution.

8.7      UNCLAIMED BENEFITS
In the event that Participants or beneficiaries cannot be located, the following actions will be taken:

         (a) The Plan Administrator shall notify Participants or beneficiaries by certified or registered mail to his or her last known address of record with the Employer when their benefits become distributable. If a Participant does not respond to the notice within ninety (90) days of the date of the notice, the Plan Administrator may take reasonable steps to locate the Participant including, but not limited to, requesting assistance from the Employer, Employees, Social Security Administration, the Pension Benefit Guaranty Corporation, and/or the Internal Revenue Service.

         (b)     If the Participant cannot be located after a period of twelve
                 (12) months, or such other period determined in a uniform and nondiscriminatory manner by the Plan Administrator, the Plan Administrator shall treat the benefit as a forfeiture pursuant to paragraph 8.6.

         (c) If a Participant or Beneficiary later makes a claim for such benefit, the Plan Administrator shall validate such claim and provide the Participant or beneficiary with all notices and other information necessary for the Participant or beneficiary to perfect the claim. If the Plan Administrator validates the claim for benefits, the Participant's account balance shall be restored to the benefit amount treated as forfeiture. The funds necessary to restore the Participant's account will first be taken from amounts eligible for reallocation or other disposition as forfeitures with respect to the Plan Year. If such funds do not exist or if such funds are insufficient, the Employer will make a contribution prior to the date on which the benefit is payable to restore such Participant's account. Such benefit shall be paid or commence to be paid in the same manner as if the benefit was eligible for distribution on the date the claim for benefit is validated.

         (d) The Plan Administrator shall follow the same procedure in locating and subsequently treating as a forfeiture the benefit of a Participant whose benefit has been properly paid under Plan terms but where the Participant or Beneficiary has not negotiated the benefit check(s).

         (e) The Plan Administrator may use any reasonable procedure to dispose of distributable Plan assets including but not limited to any of the following: (i) establishing an IRA in the name of the Participant or Beneficiary with any institution, (ii) purchasing an annuity contract in the name of the Participant or Beneficiary with the assets attributable to them in the Trust, or (iii) establishing a bank account for and in the name of the Participant or Beneficiary. This provision will only be operative when the Plan is terminated.

         (f) Notwithstanding the foregoing, the Plan Administrator in his discretion may establish alternative procedures for locating and administering the benefits of missing Plan Participants.

8.8      AMENDMENT OF VESTING SCHEDULE
No amendment of the vesting schedule in the Adoption Agreement shall directly or indirectly deprive a Participant of his or her nonforfeitable rights to benefits accrued to the date of the amendment. Further, if the vesting schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of any Participant's nonforfeitable benefit, (including a change to or from a Top-Heavy vesting schedule), each Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his or her nonforfeitable benefit computed under the Plan without regard to such amendment. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3) Years of Service" where such language appears. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the later of:

         (a)     sixty (60) days after the amendment is adopted;

         (b)     sixty (60) days after the amendment becomes effective; or

         (c) sixty (60) days after the Participant is issued written notice of the amendment by the Employer or the Trustee.

8.9      AMENDMENTS AFFECTING VESTED AND/OR ACCRUED BENEFITS
No amendment to the Plan (including a change in the actuarial basis for determining optional or Early Retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of (a) eliminating or reducing an Early Retirement benefit or a retirement-type subsidy, or (b) eliminating an optional form of benefit, with respect to benefits attributable to Service before the amendment, shall be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, or a death benefit (including life insurance). Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer-derived Accrued Benefit will not be less than the percentage computed under the Plan without regard to such amendment.

8.10     SERVICE WITH CONTROLLED GROUPS
All Years of Service with other members of a controlled group of corporations [as defined in Code Section 414(b)], trades or businesses under common control [as defined in Code Section 414(c)], or members of an affiliated service group [as defined in Code Section 414(m)] shall be considered for purposes of determining a Participant's nonforfeitable benefit.

8.11 COMPLIANCE WITH UNIFORMED SERVICE EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994
Notwithstanding any provision of this Plan to the contrary, Years of vesting Service will be credited to Participants with respect to periods of qualified military service as provided in Code Section 414(u).

                                   ARTICLE IX

                             LIMITATIONS ON BENEFITS

9.1      PARTICIPATION IN THIS PLAN
This Article applies regardless of whether any Participant is or has ever been a participant in another qualified plan maintained by the adopting Employer. For Limitation Years beginning before January 1, 2000, if any Participant is or has ever been a participant in another qualified plan maintained by the Employer or a Welfare Benefit Fund, as defined in paragraph 1.104, under which amounts attributable to post-retirement medical benefits are allocated to separate accounts of Key Employees, or an individual medical account as defined at Code
Section 415(l)(2), or a Simplified Employee Pension Plan which provides an Annual Addition as defined in paragraph 1.5, paragraph 9.2 is also applicable to that Participant's benefits.

         (a) The Annual Benefit otherwise payable to a Participant at any time will not exceed the Maximum Permissible Amount as defined at paragraph 1.54. The limitations of this paragraph may be applied to the Participant's Projected Benefit, Accrued Benefit or the actual benefit payable after converting to the desired optional form of benefit. If the benefit the Participant would otherwise accrue in a Limitation Year would produce an Annual Benefit in excess of the Maximum Permissible Amount, the benefit must be limited (or the rate of accrual reduced) so that the Annual Benefit will equal the Maximum Permissible Amount.

         (b) If a Participant makes Voluntary Contributions, or mandatory employee contributions as defined Code Section 411(c)(2)(C), under the terms of this Plan, the amount of such contributions is treated as an Annual Addition to a qualified Defined Contribution Plan, for purposes of paragraphs 9.1(a) and 9.2(b) of this Article.

9.2      PARTICIPATION IN THIS PLAN AND ANOTHER EMPLOYER PLAN
For Limitation Years beginning before January 1, 2000, this paragraph applies if any Participant is covered, or has ever been covered, by another plan maintained by the Employer including a qualified plan or a Welfare Benefit Fund as defined in paragraph 1.104, under which amounts attributable to post-retirement medical benefits are allocated to separate accounts of Key Employees, an individual medical account as defined in Code Section 415(l)(2), or a Simplified Employee Pension Plan which provides an Annual Addition as defined in paragraph 1.5.

         (a) If a Participant is or has ever been covered under more than one Defined Benefit Plan maintained by the Employer, the sum of the Participant's Annual Benefits from all such plans may not exceed the Maximum Permissible Amount. Unless specified otherwise in the Adoption Agreement, it is assumed that this Plan is the only Plan accruing benefits on behalf of any Participant and that any reductions in accruals to satisfy Code
                 Section 415(b) will be made to this Plan. Alternatively, the Employer will choose in Section VIII of the Adoption Agreement the method by which the combined plans will meet this limitation.

         (b) For Limitation Years beginning before January 1, 2000, if the Employer maintains or at any time maintained one or more qualified Defined Contribution Plans covering any Participant in this Plan, a Welfare Benefit Fund as defined in paragraph 1.104, under which amounts attributable to post-retirement medical benefits are allocated to separate accounts of Key Employees, an individual medical account plan as defined in Code Section 415(l)(2), or a Simplified Employee Pension Plan the sum of the Participant's Defined Contribution Fraction and Defined Benefit Fraction will not exceed 1.0 in any Limitation Year, and the Annual Benefit otherwise payable to the Participant under this Plan will be limited in accordance with
                 Section VIII of the Adoption Agreement.

         Unless, a different group of Employees is elected in the Adoption
                 Agreement, benefit increases resulting from the repeal of Code
                 Section 415(e) will be provided to all current and former Participants [with benefits limited by Code Section 415(e)] who have an Accrued benefit under the Plan immediately before the first day of the first Limitation Year beginning in 2000.

         (c) In the case of an individual who was a Participant in one or more Defined Benefit Plans of the Employer as of the first day of the first Limitation Year beginning after December 31, 1986, the application of the limitations of this Article shall not cause the Maximum Permissible Amount for such individual under all such Defined Benefit Plans to be less than the individual's TRA '86 Accrued

                 Benefit. The preceding sentence applies only if all such Defined Benefit Plans meet the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

         (d) In the case of an individual who was a Participant in one or more Defined Benefit Plans of the Employer as of the first day of the first Limitation Year beginning after December 31, 1994, the application of the limitations of this Article shall not cause the Maximum Permissible Amount for such individual under all such Defined Benefit Plans to be less than the individual's Retirement Protection Act of 1994 (RPA '94) Old Law Benefit. The preceding sentence applies only if such Defined Benefit Plans met the requirements of Code Section 415 on December 7, 1994.

9.3      LIMITATIONS ON BENEFITS
In any Plan Year in which the Top-Heavy Ratio exceeds 90% (i.e., the Plan becomes Super Top-Heavy), the denominators of the Defined Benefit Fraction (as defined in paragraph 1.20) and Defined Contribution Fraction (as defined in paragraph 1.22) shall be computed using 100% of the dollar limitation instead of 125%. In this case, additional Top-Heavy minimum benefits may not be provided.

                                    ARTICLE X

                                 ADMINISTRATION

10.1     PLAN ADMINISTRATOR
Unless otherwise provided in a separate Trust agreement, the Plan shall be administered by the Plan Administrator who shall have the authority to enforce the Plan on behalf of any persons having or claiming any interest under the Plan and who shall be responsible for the operation of the Plan in accordance with its terms. The Plan Administrator shall be the "named fiduciary" for purposes of ERISA Section 402(a)(2) with the sole authority to control and manage the operation and administration of the Plan, and will be responsible for complying with the reporting and disclosure requirements of Part 1 of Subtitle B of Title I of ERISA and agent for service of legal process with respect to the Plan. The Plan Administrator shall determine by rules of uniform application all questions arising out of the administration, interpretation and application of the Plan which determination(s) shall be conclusive and binding on all parties. The Employer will serve as Plan Administrator unless an individual or other entity (excluding the Trustee or Custodian, unless they are the Employer sponsoring the Plan) is named to serve in such capacity. The Plan Administrator may appoint or allocate the duties of the Plan Administrator among several individuals or entities. The Plan Administrator's duties shall include:

         (a) appointing the Plan's attorney, accountant, Service Provider, actuary, Trustee, Custodian, investment manager, or any other party needed to administer the Plan;

         (b) directing the appropriate party with respect to payments from the Trust;

         (c) communicating with Employees regarding their participation and benefits under the Plan, including the administration of all claims procedures;

         (d) maintaining all necessary records for the administration of the Plan, antidiscrimination testing, and filing any returns and reports with the Internal Revenue Service, Department of Labor, or any other governmental agency;

         (e) reviewing and approving any financial reports, investment reviews, or other reports prepared by any party appointed by the Employer under paragraph (a);

         (f) establishing a funding policy and investment objectives consistent with the purposes of the Plan and ERISA;

         (g) construing and resolving any question of Plan interpretation and questions of fact. The Plan Administrator's interpretation of Plan provisions and resolution of questions of facts including eligibility and amount of benefits under the Plan is final and unless it can be shown to be arbitrary and capricious, will not be subject to "de novo" review;

         (h) monitoring the activities of the Trustee and the performance of, and making changes when necessary to, the portfolio of the Plan;

         (i) obtaining a legal determination of the qualified status of all domestic relations orders and complying with the requirements of the law with regard thereto;

         (j) administering the loan program including ensuring that any and all loans made by the Plan are in compliance with the requirements of the Internal Revenue Code and the Regulations issued thereunder, and the Regulations issued by the Department of Labor;

         (k) determining from the records of the Employer, the Compensation, Service, records, status, and the other facts regarding Participants and Employees;

         (l) to the extent provided in the Adoption Agreement, directing the Trustee or Custodian with respect to the investments, in the Plan Administrator's capacity as named fiduciary; and
         (m) the right to employ others, including legal counsel who may, but need not, be counsel to the Employer, to render advice regarding any questions which may arise with respect to its rights, duties and responsibilities under the Plan, and may rely upon the opinions or certificates of any such person.

10.2     PERSONS SERVING AS PLAN ADMINISTRATOR
Unless otherwise provided in a separate Trust agreement, if the Employer is no longer in existence, and the Plan or the Employer does not specify the person to take an action or otherwise serve in the place of the Employer in connection with the operation of the Plan, the Plan Administrator shall so act or serve, but if there is no person serving as Plan Administrator, then a successor shall be designated in writing by a majority of Participants whose accounts under the Plan have not yet been fully distributed at such time. A majority of the legally competent Beneficiaries of a deceased Participant then entitled to receive benefits may exercise the deceased Participant's rights to participate in that designation and shall be considered for that purpose to be one Participant, in the Participant's place.

10.3     ACTION BY EMPLOYER
Action by the Employer under the Plan shall be carried out by the sole proprietor, if the Employer is a sole proprietorship, by a general partner of the Employer, if the Employer is a partnership, or by the board of directors or a duly authorized officer of the Employer, if the Employer is a corporation. If the Employer is no longer in existence, and the Plan does not specify the person to take an action, or otherwise serve in the place of the Employer, in connection with the operation of the Plan, the Plan Administrator shall so act or serve, but if there is no person serving as Plan Administrator, such action shall be taken by a person selected following the approach referred to in paragraph 10.2. The Trustee/Custodian shall have, and assume, no responsibility for inquiring into the authority of any person purporting to act on behalf of an Employer.

10.4     RESPONSIBILITIES OF THE PARTIES
Unless otherwise provided in a separate Trust agreement:

         (a) The Employer and the Plan Administrator shall cooperate with each other in all respects, including the provision to each other of records and other information relating to the Plan, as may be necessary or appropriate for the proper operation of the Plan or as may be required under the Code or ERISA.

         (b) The Plan Administrator may delegate in writing all or any part of the Plan Administrator's responsibilities under the Plan to agents or others by written agreement communicated to the delegate and to the Employer or, if the Employer is no longer in existence, to such person or persons selected following the approach in paragraph 10.2 and, in the same manner, may revoke any such delegation of responsibility. Any action of a delegate in the exercise of such delegated responsibilities shall have the same force and effect for all purposes as if such action had been taken by the Plan Administrator. The delegate shall have the right, in such person's sole discretion, by written instrument delivered to the Plan Administrator, to reject and refuse to exercise any such delegated authority. The Trustee/Custodian need not act on instructions of such a delegate despite any knowledge of such delegation, but may require the Plan Administrator to give the Trustee/Custodian all instructions necessary under the Plan.

10.5     ALLOCATION OF INVESTMENT RESPONSIBILITY
Unless otherwise provided in a separate Trust agreement, responsibility with respect to the investment of the Trust shall as elected in the Adoption Agreement. The amounts allocated to Participants' accounts shall be invested by the Trustee or Custodian pursuant to the elections in the Adoption Agreement, Articles X and XI as applicable, and in accordance with investment directions from authorized parties as provided hereunder.

10.6     APPOINTMENT OF INVESTMENT MANAGER
Unless otherwise provided in a separate Trust agreement, the appointment of an investment manager shall be made in accordance with this Article. If an investment manager is appointed, such entity or individual must be registered as an investment manager under the Investment Advisors Act of 1940 or under applicable state law, meet the requirements of ERISA Section 3(38) or be a bank as defined in said Act or an insurance company qualified under the laws of more than one state to perform investment management services. An investment manager shall acknowledge in writing its appointment and fiduciary status hereunder and shall agree to comply with all applicable provisions of this document. The investment manager shall have the investment powers granted the Trustee in paragraph 11.8 except to the extent the investment manager's powers are limited by the investment management agreement. A copy of the investment management agreement (and any modifications or termination thereof) must be provided to the Trustee or Custodian. Written notice of each appointment of an investment manager shall be given to the Trustee or Custodian in advance of the effective date of the appointment. Such notice or agreement shall specify what portion of the Trust Fund will be subject to the investment manager's discretion.

10.7     PARTICIPANT LOANS

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Unless otherwise provided in a separate Trust agreement, if permitted by the
Employer in the Adoption Agreement, a Plan Participant and Beneficiaries who are parties-in-interest as defined in ERISA Section 3(14) may make application to the Plan Administrator requesting a loan from the Plan. The Plan Administrator shall have the sole right to approve or deny a Participant's application provided that loans shall be made available to all Participants on a reasonably equivalent basis. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants. Any loan granted under the Plan shall be made in accordance with the terms of a written loan policy adopted by the Employer which is hereby incorporated by reference and made a part of this Basic Plan Document #02. The loan policy may be amended in writing from time to time without the necessity of amending this paragraph and shall be subject to the following rules to the extent such rules are not inconsistent with such loan policy and do not violate the provisions of Code Sections 72(p) and 4975.

         (a) No loan, when aggregated with any outstanding loan(s) to the Participant, shall exceed the lesser of (i) $50,000 reduced by the excess, if any, of the Participant's highest outstanding balance of all loans on any day during the one (1) year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the Participant's loan is made or (ii) one-half of the Present Value of the Participant's Vested Accrued Benefit consisting of contributions as specified in the loan policy. An election may be made in the loan policy, that if the Participant's Vested Accrued Benefit is $20,000 or less, the maximum loan shall not exceed the lesser of $10,000 or 100% of the Participant's Vested Accrued Benefit. For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of employers described in Code Sections 414(b), 414(c), and 414(m) are aggregated. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this paragraph.

         (b) All applications must be in accordance with procedures adopted by the Plan Administrator.

         (c) Any loan shall bear interest at a rate reasonable at the time of application, considering the purpose of the loan and the rate being charged by representative commercial banks in the local area for a similar loan unless the Plan Administrator sets forth a different method for determining loan interest rates in its written loan procedures. The loan agreement shall also provide that the payment of principal and interest be amortized in level payments not less frequently than quarterly.

         (d) The term of such loan shall not exceed a period of five (5) years except in the case of a loan for the purpose of acquiring any house, apartment, condominium, or mobile home that is used or is to be used within a reasonable time as the principal residence of the Participant. The Plan Administrator in accordance with the Plan's loan policy shall determine the term of such loan.

         (e) The principal and interest paid by a Participant on his or her loan shall be credited to the Plan in the same manner as for any other Plan investment. Unless otherwise provided in the loan policy, loans will be treated as segregated investments of the individual Participant on whose behalf the loan was made. This provision is not available if its election will result in discrimination in the operation of the Plan.

         (f) If the Plan Administrator approves a Participant's loan request, it shall be evidenced by a note, loan agreement, and assignment of up to 50% of his or her interest in the Trust as collateral for the loan. The Participant must obtain the consent of his or her Spouse, if any, within the ninety (90) day period before the time his or her accrued benefit is used as security for the loan. A new consent is required if the accrued benefit is used for any renegotiation, extension, renewal or other revision of the loan, including an increase in the loan amount. The consent must be written, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall subsequently be binding with respect to the consenting Spouse or any subsequent Spouse.

         (g)     If a valid Spousal consent has been obtained in accordance with
                 (f), then, notwithstanding any other provision of this Plan, the portion of the Participant's Vested Accrued Benefit used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the accrued benefit payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's Vested Accrued Benefit (determined without regard to the preceding sentence) is payable to the surviving Spouse, then the accrued benefit shall be adjusted by first reducing the Vested

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                 Accrued Benefit by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving Spouse.

         (h) Any loan made hereunder shall be subject to the provisions of a loan agreement, promissory note, security agreement, payroll withholding authorization and, if applicable, financial disclosure. Such documentation may contain additional loan terms and conditions not specifically itemized in this section provided that such terms and conditions do not conflict with this section. Such additional terms and conditions may include, but are not limited to, procedures regarding default, a grace period for missed payments, and acceleration of a loan's maturity date on specific events such as termination of employment.

         (i)     No loans will be made to Owner-Employees or Shareholder
                 Employees.

         (j) Liquidation of a Participant's assets for the purpose of the loan will be allocated on a pro-rata basis across all the investment alternatives in a Participant's account, unless otherwise specified by the Participant, Plan Administrator, or the Plan's loan policy.

         (k) If a request for a loan is approved by the Plan Administrator, funds shall be withdrawn from the recordkeeping subaccounts specified by the Participant or in the absence of such a specification, from the recordkeeping subaccounts in the order specified in the loan policy.

         (l) If a Plan permits loans to Participants, the Trustee/Custodian may appoint the Employer as its agent, and if the Employer accepts such appointment, agree to hold all notes and other evidence of any loans made to Participants. If provided in the loan policy, the Plan Administrator may also require additional collateral in order to adequately secure the loan. The Employer shall hold such notes and evidence under such conditions of safekeeping as is prudent and as required by ERISA. The Trustee/Custodian may account for all loans in the aggregate so that all Participant loans will be shown collectively as a single asset of the Plan.

         (m) Unless otherwise elected in the Adoption Agreement, loan payments will be suspended under this Plan as permitted under Code Section 414(u).

10.8     INSURANCE POLICIES
If permitted by the Employer in the Adoption Agreement, the Employer may direct the Trustee to purchase life insurance policies for Participants under the Plan. Any insurance policies so purchased shall be held subject to the following rules:

         (a) The face amount of any policy purchased hereunder shall be determined by the Employer on a uniform basis for all Participants but shall not exceed 100 times the projected Basic Normal Retirement Benefit expressed as a monthly amount. Alternatively, if insurance is purchased based on the Theoretical ILP Reserve, the amount of insurance purchased may not exceed sixty-six percent (66%) of the Theoretical Contribution for whole life and thirty-three percent (33%) for term and/or universal life. Additional policies shall be purchased as of the first day of any Plan Year with respect to benefit increases in order to maintain the proper ratio between the death benefit and the Basic Normal Retirement Benefit. However, no new policy shall be issued unless the Basic Normal Retirement Benefit expressed as a monthly amount increases by $10 or more.

         (b) The Trustee shall be applicant and owner of any policies issued hereunder.

         (c) All policies or contracts purchased hereunder shall be endorsed as nontransferable, and must provide that proceeds will be payable to the Trustee; however, the Trustee shall be required to pay over the appropriate portion of the proceeds of the contracts to the Participant's Designated Beneficiary in accordance with the distribution provisions of this Plan.

         (d) Each Participant shall be entitled to designate a beneficiary under the terms of any contract issued; however, such designation will be given to the Trustee which must be the named beneficiary on any policy. Such designation shall remain in force until revoked by the Participant by filing a new beneficiary form with the Trustee. A Participant's Spouse will be the Designated Beneficiary of the proceeds in all circumstances unless a Qualified Election has been made in accordance with paragraph

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                 7.4. On death, the beneficiary of a deceased Participant shall receive the benefit provided in Section X of the Adoption Agreement.

         (e) The beneficiary of a Participant who is uninsurable shall be entitled to receive the Actuarial Equivalent of the Participant's Accrued Benefit in the event of the Participant's death.

         (f) Any payments by the insurer on account of credits, such as dividends, experience rating credits, or surrender or cancellation credits, shall be applied within the taxable year of the Employer in which received or within the next succeeding taxable year toward the next premiums due before any further Employer contributions are so applied.

         (g) If Employer contributions are inadequate to pay all premiums on insurance policies, the Trustee may, at the direction of the Employer, utilize other amounts remaining in the Fund to pay the premiums, allow the policies to lapse, reduce the policies to a level at which they may be maintained, or borrow against the policies on a prorated basis, provided that the borrowing does not discriminate in favor of the policies on the lives of officers, shareholders, and Highly Compensated Employees.

         (h) On retirement or termination of employment of a Participant, or upon the elimination of the insurance provisions stated in this paragraph, the Employer shall direct the Trustee to cash surrender the Participant's policy and credit the proceeds to the Fund. However, before so doing, the Trustee shall first offer to transfer ownership of the policy to the Participant in exchange for payment by the Participant of the cash value of the policy at the time of transfer. Such payment shall be credited to the Fund. All distributions resulting from the application of this paragraph shall be subject to the Joint and Survivor Annuity Requirements of Article VII.

         (i) The Plan Administrator shall be solely responsible to see that these insurance provisions are administered properly and that if there is any conflict between the terms of this Plan and the terms of any insurance contracts held hereunder, the Plan provisions shall control.

10.9 DETERMINATION OF QUALIFIED DOMESTIC RELATIONS ORDER (QDRO OR ORDER) Unless otherwise provided in a separate Trust agreement, a domestic relations order shall specifically state all of the following in order to be deemed a Qualified Domestic Relations Order ("QDRO"):

         (a) The name and last known mailing address (if any) of the Participant and of each alternate payee covered by the QDRO. However, if the QDRO does not specify the current mailing address of the alternate payee, but the Plan Administrator has independent knowledge of that address, the QDRO will still be valid.

         (b) The dollar amount or percentage of the Participant's benefit to be paid by the Plan to each alternate payee, or the manner in which the amount or percentage will be determined.

         (c)     The number of payments or period for which the order applies.

         (d) The specific Plan (by name) to which the domestic relations order applies.

The domestic relations order shall not be deemed a QDRO if it requires the Plan to provide:

         (e) any type or form of benefit or any option not already provided for in the Plan;

         (f) increased benefits or benefits in excess of the Participant's vested rights;

         (g) payment of a benefit earlier than allowed by the Plan's earliest retirement provisions; or

         (h) payment of benefits to an alternate payee which are required to be paid to another alternate payee under another QDRO.

Upon receipt of a domestic relations order ("Order") which may or may not be "qualified", the Plan Administrator shall notify the Participant and any alternate payee(s) named in the Order of such receipt, and forward either a copy of this paragraph or other written QDRO policies and procedures. The Plan Administrator shall establish written procedures to establish the qualified status of a domestic relations order, which may include forwarding the Order to the Plan's legal

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counsel for an opinion as to whether or not the Order is in fact "qualified" as defined in Code Section 414(p). Within a reasonable time after receipt of the Order, not to exceed sixty (60) days, the Plan Administrator shall make a determination as to its "qualified" status and the Participant and any alternate payee(s) shall be promptly notified in writing of the determination.

If the "qualified" status of the Order is in question, there will be a delay in any payout to any payee including the Participant, until the status is resolved. In such event, the Plan Administrator shall segregate the amount that would have been payable to the alternate payee(s) if the Order had been deemed a QDRO. If the Order is not qualified or the status is not resolved (for example, it has been sent back to the court for clarification or modification) within eighteen
(18) months beginning with the date the first payment would have to be made under the Order, the Plan Administrator shall pay the segregated amounts plus interest to the person(s) who would have been entitled to the benefits had there been no Order. If a determination as to the qualified status of the Order is made after the eighteen (18) month period described above, then the Order shall only be applied on a prospective basis. If the Order is determined to be a QDRO, the Participant and alternate payee(s) shall again be notified promptly after such determination. Once an Order is deemed a QDRO, the Plan Administrator shall pay to the alternate payee(s) all the amounts due under the QDRO, including segregated amounts plus earnings, if any, which may have accrued during a dispute as to the Order's qualification.

Unless specified otherwise in the Adoption Agreement or in a separate Trust agreement, the QDRO retirement age with regard to the Participant against whom the order is entered shall be the date the order is determined to be qualified. These provisions will only allow distributions to the alternate payee(s) and not the Participant.

10.10    RECEIPT AND RELEASE FOR PAYMENTS
Unless otherwise provided in a separate Trust agreement, any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan shall be in full satisfaction of all claims hereunder against the Trustee, Employer or Plan Administrator each of whom may require such Participant, legal representative, Beneficiary, guardian or committee as a condition prior to such payment, to execute a receipt and release in such form as shall be determined by the Trustee, Employer or Plan Administrator.

10.11    RESIGNATION AND REMOVAL
Unless otherwise provided in a separate Trust agreement, an individual serving as Plan Administrator may resign by giving written notice to the Employer, or if the Employer is no longer in existence, to the Trustee/Custodian, not less than thirty (30) days before the effective date of the individual's resignation. The Plan Administrator may be removed upon thirty (30) days prior written notice to the Plan Administrator, with or without cause, by the Employer, or if the Employer is no longer in existence, by a majority of the Participants and Beneficiaries following the approach referred to in paragraph 10.2. A notice period provided for in this paragraph 10.11 may be waived or reduced if acceptable to the parties involved. The Employer, if in existence, shall be the successor to the position involved, or the Employer may appoint a successor to a person who has resigned or been removed as Plan Administrator, but if the Employer is no longer in existence, the appointment shall be made by a majority of the Participants and Beneficiaries following the approach referred to in paragraph 10.2. When the Plan Administrator's resignation or removal becomes effective, the Plan Administrator shall perform all acts necessary to transfer all relevant records to its successor. A successor Plan Administrator shall have all the rights and powers and all of the duties and obligations of the original Plan Administrator but shall have no responsibility for acts or omissions before the successor became Plan Administrator.

10.12    CLAIMS AND CLAIMS REVIEW PROCEDURE
Unless otherwise provided in a separate Trust agreement, if any Employee, Participant, Beneficiary or any other person claims to be entitled to benefits under the Plan, and the Plan Administrator denies that claim in whole or in part, the Plan Administrator shall, in writing, within ninety (90) days notify the claimant that his claim has been denied in whole or in part, setting forth the specific reason or reasons for the denial, specific reference to pertinent Plan provisions upon which the denial is based, a description of any additional material or information which may be needed to clarify the claim, including an explanation of why such information is necessary, and shall refer to the claims review procedure as set forth in this paragraph 10.12. Within sixty (60) days after the mailing or delivery by the Plan Administrator of such notice, the claimant may request, by written notice to the Plan Administrator, a review by the Employer of the decision denying the claim. The claimant may examine documents pertinent to the review and may submit written issues and comments to the Plan Administrator. If the claimant fails to request such a hearing within such sixty (60) day period, it shall be conclusively determined for all purposes of this Plan that the denial of such claim is correct. If the claimant requests a review within the sixty (60) day period, the Plan Administrator shall designate a time, which time shall be no less than ten (10) nor more than forty-five (45) days from the date of receipt by the Plan Administrator of the claimant's notice to the Plan Administrator, and a place for such hearing, and shall promptly notify such claimant of such time and place. Within forty-five (45) days after the conclusion of the hearing, including any extensions of the date thereof mutually agreed to by the claimant and the Plan Administrator, the Plan Administrator shall communicate to the claimant the Plan Administrator's decision in writing, and if the Plan Administrator confirms the denial, in whole or in part, the communication shall set forth the specific reason or reasons for the decision and specific reference to those Plan provisions upon which the decision is based.

10.13    BONDING
Every fiduciary, except for a bank, trust company or an insurance company, unless otherwise exempted by ERISA and the Regulations issued thereunder shall be bonded in an amount not less than ten percent (10%) of the amount of the funds such fiduciary handles; provided however, that the minimum bond shall be $1,000 and the maximum bond $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the fiduciary either acting alone or in concert with others. The surety shall be a corporate surety company [as the term is used in ERISA Section 412(a)(2)], and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the costs of such bonds shall be an expense of and may, at the election of the Plan Administrator, be paid from the Trust or by the Employer.

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                                   ARTICLE XI

                                TRUST PROVISIONS

11.1     ESTABLISHMENT OF THE TRUST

         (a) The Employer shall appoint within the Adoption Agreement who may be the Sponsor (or an affiliate) of this Basic Plan Document #02 or an individual(s), institution or other party, to serve as Trustee or Custodian (if applicable) of the Plan. The Employer shall also have the right, but is not required, to appoint a Custodian in the Adoption Agreement to have custody of the Plan's assets. The Employer may execute a separate trust or custodial agreement outlining the Trustee's or Custodian's duties and responsibilities which shall be incorporated by reference and made part of this Basic Plan Document #02. No such ancillary agreement may conflict with any provision(s) of this document. Any provision which would jeopardize the tax-qualified status of this Plan shall be null and void. Unless otherwise elected in the Adoption Agreement, the Trust and/or Custodial provisions of this Article XI and Article X, as applicable, of the Basic Plan Document #02 together with any such ancillary agreement shall be operative. If the Sponsor is a bank, trust company or other financial organization, a person or institution other than the Sponsor or its affiliate may not serve as Trustee or Custodian of the Plan without the express written consent of the Sponsor. If a financial organization is the Sponsor, and is not named Trustee, the Sponsor may serve as Custodian under the Plan as provided at paragraph 11.13 herein. The Trustee shall invest the Trust Fund in any of the investment alternatives as provided in paragraph 11.8. If a Custodian is appointed, the Trust Fund shall be invested in accordance with paragraph 11.14.

         (b) The Employer establishes with the Trustee a Trust which shall consist of all money and property received under Articles III and IV of this document, increased by any income on or increment in such value of assets and decreased by any investment loss, expense, benefit payment, withdrawal or other distribution by the Trustee in accordance with the provisions of the Plan. The Trustee/Custodian shall hold the Trust fund without distinction between principal and income. The Trust fund will be held, invested, reinvested and administered by the Trustee in accordance with this Article and any ancillary documents as provided for in this Article.

11.2     CONTROL OF PLAN ASSETS
The assets of the Trust or evidence of ownership shall be held by the Trustee and/or the Custodian under the terms of the Basic Plan Document #02. If the assets represent amounts transferred from another trustee or custodian under a former plan, the Trustee and/or Custodian named hereunder shall not be responsible for any actions of the prior fiduciary including the propriety of any investment decision made by the prior trustee/custodian under any prior plan. Instead, the Employer shall be responsible for such actions.

11.3     DISCRETIONARY TRUSTEE
If the Employer elects in the Adoption Agreement, or otherwise appoints the Trustee to act in the capacity of discretionary Trustee, the Trustee shall invest the Trust in accordance with the Plan's investment policy statement and the investment alternatives permitted at paragraph 11.8 herein. The Trustee will have the discretion and authority to invest, manage and control those Plan assets except those assets which are subject to the investment direction of a Participant (if Participant direction is permitted), or an investment manager or Named Investment Fiduciary, or other agent properly appointed by the Employer. The exercise of any investment direction hereunder shall be consistent with the investment policy of the Plan. The Trustee shall also perform custodial functions described at paragraph 11.14 hereof for the Trust with respect to Plan assets over which the Trustee has investment management responsibility. The Trustee may also perform custodial functions for the Trust with respect to Plan assets the Trustee does not manage, to the extent agreed to between the Trustee and the Employer, if the Trustee is appointed Custodian for some or all of such assets in accordance with the terms of the Plan. The Trustee may execute any additional documents as required which shall be treated as an addendum to this Basic Plan Document #02. No such agreement may conflict with any provision nor shall any provision in such an agreement jeopardize the tax-qualified status of the Plan. Any such provision shall be null and void. The Trustee's administrative duties shall be limited to those agreed to between the parties. The Employer or its designate shall be responsible for other administrative duties required under the Plan or by applicable law.

11.4     NONDISCRETIONARY TRUSTEE
If the Employer elects in the Adoption Agreement or as otherwise agreed to in writing, the Trustee may act in the capacity of a nondiscretionary Trustee. In this capacity, the Trustee shall have no discretionary authority to invest, manage or control Plan assets and is authorized solely to make and hold investments only as directed pursuant to paragraph 10.5. The nondiscretionary Trustee shall have the same rights, powers and duties as the discretionary Trustee but exercises such authority in accordance with the direction of the party which has the authority to manage and control the investment of Plan assets. If directions are not provided to the Trustee, the Employer will provide such necessary direction.

11.5     PROVISIONS RELATING TO INDIVIDUAL TRUSTEES

         (a) Notwithstanding any other provisions of the Plan to the contrary, the provisions of this paragraph shall apply if one
                 (1) or more individuals are named as Trustee(s) in the Adoption Agreement and shall not apply to any institutional Trustee named in the Adoption Agreement.

         (b) If there shall be more than one individual acting in the capacity of Trustee, they shall act by a majority of their number, unless they unanimously decide that one (1) or more of them may act on the matter or category of matters involved without the approval of the others and they may authorize in writing that one (1) or more of them shall act on their behalf including but not limited to executing documents and authorizing distributions on behalf of the Trustees.

         (c) Any person may rely, without having to make further inquiry, upon instructions appearing to be genuine instructions from any individual serving as Trustee as being the will, intent and action of all individuals so serving if no allocation of duties has been made.

         (d) The Trustee shall be paid such reasonable compensation for services as shall from time to time be agreed upon in writing by the Employer and the Trustee, provided that an individual serving as Trustee who already receives full-time Compensation from the Employer shall not receive compensation for serving as such from the Plan.

11.6     INVESTMENT INSTRUCTIONS
Any investment directive shall be made in writing or such other form as agreed to by the Employer, Trustee/Custodian and the investment manager. In the absence of such directive, cash shall be automatically invested in such investment or investments as the Employer or Named Investment Fiduciary shall select from the investments made available for that purpose unless and until the person or persons responsible for giving directions directs otherwise. Such automatic investment shall be made at regular intervals and pursuant to procedures established by the parties (which procedures may without limitation, provide for more frequent intervals only if uninvested balances exceed a stated amount). Absent a contrary direction in accordance with the preceding provisions of this paragraph 11.6, such instructions regarding the delegation of investment responsibility shall remain in force until revoked or amended in writing. Neither the Trustee nor the Custodian shall be responsible for the propriety of any directed investment made nor shall they be required to consult with or advise the Employer regarding the investment quality of any directed investment held hereunder. If the Employer fails to designate an investment manager, the Trustee shall have full investment management authority as agreed upon in a duly authorized and executed investment management agreement. If the Employer does not issue investment directions with regard to specific assets held in the Trust, the Trustee shall have authority to invest those assets in the Trust in its sole discretion subject to paragraph 11.8. While the Employer may direct the Trustee with respect to Plan investments, the Employer may not:

         (a) borrow from the Plan or pledge any of the assets of the Plan as security for a loan,

         (b) buy property or assets from or sell property or assets to the Plan,

         (c)     charge any fee for services rendered to the Plan, or

         (d)     receive any services from the Plan on a preferential basis.

11.7     FIDUCIARY STANDARDS
Subject to paragraphs 11.6 and 11.8 hereof, the Trustee, if discretionary, shall invest and reinvest principal and income of the Trust in accordance with the funding policy and investment objectives established by the Employer, provided that:

         (a) such investments are prudent under ERISA, as amended, and the Regulations thereunder,

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         (b)     such investments are sufficiently diversified to minimize the risk of large losses,

         (c) such investments are made in accordance with the provisions of this Plan and Trust document, and

         (d) such investments are made with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character with like aims.

11.8     POWERS OF THE TRUSTEE
The Trustee shall be responsible for the investment, administration and safekeeping of assets held in the Trust Fund. The Trustee shall have the following duties and responsibilities, in addition to powers given by law:

         (a)     receiving contributions under the terms of the Plan;

         (b) implementing an investment program based on the Employer's investment policy statement, funding policy, investment objectives and ERISA, as amended;

         (c) invest the Trust in any form of property, including common and preferred stocks, exchange-traded covered put and call options, bonds, money market instruments, mutual funds (including funds for which the Sponsor, Trustee or its affiliates receive compensation for providing investment advisory, custody, transfer agency or other services), savings accounts, plan loans, certificates of deposit, securities issued by the U.S. government or by governmental agencies, insurance policies and contracts, or in any other property, real or personal, having a ready market, including securities issued by the Trustee and/or affiliates of the Trustee as permitted by law. The Trustee may invest in time deposits (including, if applicable, its own or those of affiliates) which bear a reasonable interest rate. No portion of any Qualified Voluntary Contribution, or the earnings thereon, may be invested in life insurance contracts or, as with any Participant-directed investment, in tangible personal property characterized by the IRS as a collectible;

         (d) invest any assets of the Trust in a group or collective trust fund established to permit the pooling of funds of separate pension and profit-sharing trusts, provided the Internal Revenue Service has ruled such group or collective trust to be qualified under Code Section 401(a) and exempt under Code
                 Section 501(a) (or the applicable corresponding provision of any other Revenue Act) or to any other common, collective, or commingled trust fund which has been or may hereafter be established and maintained by the Trustee, affiliate(s) of the Trustee, the Custodian or investment manager. Such commingling of assets of the Trust with assets of other qualified trusts is specifically authorized, and to the extent of the investment of the Trust in such a group or collective trust, the terms of the instrument establishing the group or collective trust shall be a part hereof as though set forth herein. The name of the group or collective trust fund shall be specified in an addendum to the Adoption Agreement. The Employer expressly understands and agrees that any such collective fund may provide for the lending of its securities by the collective fund trustee and that such collective fund's trustee will receive compensation from such collective fund for the lending of securities that is separate from any compensation of the Trustee hereunder, or any compensation of the collective fund trustee for the management of such collective fund;

         (e) for collective investment purposes, may combine into one trust fund the Trust created under this Plan with the Trust created under any other qualified retirement plan the Employer maintains. However, the Trustee must maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Vested Accrued Benefit under the Plan(s) in which he is a Participant;

         (f) invest up to 100% of the Trust in the common stock, debt obligations, or any other security issued by the Employer or by an affiliate of the Employer within the limitations provided under ERISA Sections 406, 407, and 408, as amended, and further provided that such investment does not constitute a prohibited transaction under Code Section 4975. Any such investment in Employer securities shall only be made upon written direction of the Employer who shall be solely responsible for the propriety of such investment. Additional directives regarding the purchase, sale, retention or valuing of such securities may be addressed in an investment management or trust agreement, which is incorporated by reference. If there are any conflicts between this document and the above referenced agreements, this document shall govern;

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         (g)     hold cash uninvested and deposit the same with any banking or savings institution, including its own banking department or the banking department of an affiliate;

         (h) utilize a general disbursement account, i.e., in the form of a demand deposit account and/or time deposit account, for distributions from the Trust, without incurring any liability for payment of interest thereon, notwithstanding the Trustee's receipt of income with respect to float involving the disbursement account;

         (i) hold contributions in an omnibus account, i.e., in the form of a demand deposit and/or time deposit account, maintained by the Trustee for up to three (3) business days (or such longer period as may result due to circumstances beyond the Trustee's control), without liability for interest thereon. (The Employer acknowledges that any float earnings associated with the assets held in such omnibus account are retained by the Trustee as part of its compensation for performing services with respect to the allocation of contributions to Participants' accounts);

         (j) join in or oppose the reorganization, recapitalization, consolidation, sale or merger of corporations or properties, including those in which it or its affiliates are interested as Trustee, upon such terms as it deems advisable;

         (k)     hold investments in nominee or bearer form;

         (l) exercise all ownership rights including the voting of proxies and the exercise of tender offers but only with respect to assets over which the Trustee has investment management responsibility;

         (m) to hold, manage and control all property forming part of the Trust Fund and to sell, convey, transfer, exchange and otherwise dispose of the same from time to time;

         (n) to apply for and procure from an insurance company as an investment of the Trust such annuity, or other contracts on the life of any Participant as the Plan Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other contracts; to collect, receive, and settle for the proceeds of any such annuity, or other contracts as and when entitled to do so under the provisions thereof;

         (o) unless otherwise provided by a directive as described by paragraph 11.6, the Employer will pass through shareholder rights (including voting rights) on Employer securities to Plan Participants. If no directive is provided, the Trustee shall exercise any shareholder rights (including voting rights) with respect to any securities held, but only in accordance with the instructions of the person or persons responsible for the investment of such securities subject to and as permitted by, any applicable rules of the Securities and Exchange Commission and any national securities exchange. Voting rights with respect to shares of registered investment companies held in the Trust shall be directed by the Named Investment Fiduciary responsible for selection of such registered investment companies as permissible investment alternatives. In the event of any conflict with any other provision of this Article or this Basic Plan Document #02, the provision of this paragraph shall control. The Employer shall be responsible for preparing and distributing all required prospectuses for Employer securities and making such materials available to Plan Participants;

         (p) to retain and employ such attorneys, agents and servants as may be necessary or desirable, in the opinion of the Trustee, in the administration of the Plan, and to pay them such reasonable compensation for their services as may be agreed upon as an expense of administration of the Plan, including power to employ and retain counsel upon any matter of doubt as to the meaning or interpretation to be placed upon this Plan or any provisions thereof with reference to any question arising in the administration of the Plan or pertaining to the rights and liabilities of the Trustee hereunder. The Trustee in any such event, any act in reliance upon the advice, opinions, records, statements and computations of any attorneys and agents and on the records, statements and computations of any servants so selected by it in good faith and shall be released and exonerated of and from all liability to anyone in so doing (except to the extent that liability is imposed under ERISA);

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         (q)     to institute, prosecute and maintain, or to defend, any
                 proceeding at law or in equity concerning the Plan or the assets thereof or any claims thereto, or the interests of Participants and Beneficiaries hereunder at the sole cost and expense of the Plan or at the sole cost and expense of the Participant that may be concerned therein or that may be affected thereby, as, in its opinion, shall be fair and equitable in each case, and to compromise, settle and adjust all claims and liabilities asserted by or against the Plan or asserted by or against it, or such terms as it, in each such case, shall deem reasonable and proper. The Trustee shall be under no duty or obligation to institute, prosecute, maintain or defend any suit, action or other legal proceeding unless it shall be indemnified to its satisfaction against all expenses and liabilities (including without limitation, legal and other professional fees) which it may sustain or anticipate by reason thereof; and

         (r) the Trustee is expressly authorized to the fullest extent permitted by law to (1) retain the services of any broker-dealer, registered investment advisor or other financial services entity (including the Trustee and any of its affiliates) and any future successors in interest thereto collectively, for the purposes of this paragraph referred to as the "Affiliated Entities"), to provide services to assist or facilitate the purchase or sale of investments in the Trust,
                 (2) acquire as assets of the Trust shares of mutual funds to which Affiliated Entities provide, for a fee, services in any capacity and (3) acquire in the Trust any other services or products of any kind or nature from the Affiliated Entities regardless of whether the same or dissimilar services or products are available from other institutions. The Trust may pay directly or indirectly (through mutual funds fees and charges for example) pay management fees, transaction fees and other commissions to the Affiliated Entities for the services or products provided to the Trust and/or such mutual funds at such Affiliated Entities' standard or published rates without offset (unless required by law) from any fees charged by the Trustee for its services as Trustee. The Trustee may also deal directly with the Affiliated Entities regardless of the capacity in which it is then acting, to purchase, sell, exchange or transfer assets of the Trust even though the Affiliated Entities are receiving compensation or otherwise profiting from such transaction or are acting as principal in such transaction. Each of the Affiliated Entities is authorized to effect transactions on national securities exchanges for the Trust as directed by the Trustee, and retain any transactional fees related thereto, consistent with Section 11(a)(1) of the Securities and Exchange Act of 1934, as amended and related Rule 11a2-2(T). Included specifically, but not by way of limitation in the transactions authorized by this provision, are transactions in which any of the Affiliated Entities is serving as an underwriting or member of an underwriting syndicate for a security being purchased or is purchasing or selling a security for its own account. In the event the Trustee is directed by the Plan Administrator, any named fiduciary, designated Investment Manager, Participant and/or Beneficiary, as applicable hereunder (collectively referred to as for purposes of this paragraph as the "Directing Party"), the Directing Party shall be authorized, and expressly retains the right hereunder, to direct the Trustee to retain the services of, and conduct transactions with, Affiliated Entities fully in the manner described above.

11.9 APPOINTMENT OF ADDITIONAL TRUSTEE AND ALLOCATION OF RESPONSIBILITIES Assets for which the Trustee is not serving in the capacity of Trustee may be held by a second Trustee appointed by the Employer to hold specified investments. In the event that an additional Trustee is appointed for the Plan to serve as the Trustee of specific investments for which the Trustee is not acting in the capacity of Trustee, the second Trustee shall have no responsibilities to these assets other than as set forth herein. The Trustee shall have no duties with respect to investment held by any other person including, without limitation, any other Trustee for the Plan. Any other secondary Trustee of the Plan shall have no duties with respect to assets held in the Plan by the Trustee.

11.10    COMPENSATION, ADMINISTRATIVE FEES AND EXPENSES
All reasonable fees, charges and expenses incurred by the Trustee or the Custodian in connection with the administration of the Trust and all reasonable fees, charges and expenses incurred by the Plan Administrator in connection with the administration of the Plan (including such reasonable compensation to the Trustee/Custodian and the Plan Administrator as may be agreed upon from time to time between the Employer, the Trustee/Custodian and Plan Administrator) and fees for legal services rendered to the Trustee/Custodian or Plan Administrator shall be paid from the Trust unless:

         (a) The payment of such expense would constitute a "prohibited transaction" within the meaning of ERISA Section 406 or Code
                 Section 4975 for which no statutory or administrative exemption is available.

         (b) The Employer actually pays such expenses directly. Any and all reasonable additional administrative expenses incurred to effect investment directives made by the Participants and by each Beneficiary

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                 under this Plan shall be paid by the Trust and as determined by the Employer shall either be charged (in accordance with such reasonable nondiscriminatory rules as the Employer deems appropriate under the circumstances) to the account of the individual issuing such directive, or treated as a general expense of the Trust. If charged to a Participant's account and if the assets of such account are insufficient to satisfy such charges, the Employer shall pay any deficit to the Trustee. Notwithstanding the foregoing, nothing in this section shall prevent the Employer from paying the administrative expenses of the Plan directly.

         (c) All transaction related expenses incurred to effect a specific investment for a Participant directed account (such as brokerage commissions and other transaction related expenses), shall, as determined by the Employer, either be paid from or otherwise be charged directly to the account of the Participant providing such direction or treated as a general expense of the Trust.

         (d) If there are insufficient liquid assets of the Trust to cover the fees of the Trustee or the Custodian, then assets of the Trust shall be liquidated to the extent necessary to cover fees.

         (e) Notwithstanding the foregoing, no compensation other than reimbursement for expenses incurred shall be paid to a Plan Administrator who is the Employer or Employee of the Employer.

         (f) In the event any part of the Plan becomes subject to tax, all taxes incurred will be paid from the Plan at the direction of the Plan Administrator.

         (g) Any investment gain or loss of the Trust that is not directly attributable to the investment of the account of any Participant (including, but not limited to, for example, any "float" earned on the disbursement account established for the Plan and not treated as part of the compensation of the Trustee or paying agent for the Plan, and any 12b-1 or similar fees paid to the Plan) will be applied to pay administrative expenses of the Plan, with any excess remaining at the close of the Plan Year being allocated among the Participant's accounts in accordance with the procedure established by the Plan Administrator for this purpose.

11.11    RECORDS
Within ninety (90) days following the close of each Plan Year, or at such other times as may be agreed to between the Employer and the Trustee, and within ninety (90) days following its removal or resignation, the Trustee shall file with the Employer a report of that part of the Trust under the investment management of the Trustee during such year or from the end of the preceding Plan Year to the date of removal or resignation. Such report shall include a statement of receipts and disbursements, the net income or loss of the Trust, the gains or losses realized by the Trust upon sale or other disposition of the assets, the increase or decrease in the value of the Trust, all payments and distributions made from the Trust since the date of its last report, and shall contain a schedule of assets listing the fair market value of investments held in the Trust as of the end of the Plan Year or the date of removal or resignation, as applicable. The fair market value of investments for which there is a ready market shall be determined using the most recent price quoted on a national or other recognized securities exchange or over-the-counter market. The fair market value of illiquid investments shall be obtained by a valuation performed by an independent appraiser appointed by the Trustee or appointed by the Employer and approved by the Trustee for this purpose whose determination shall be final. The Employer shall review the Trustee's report and notify the Trustee in the event of its disapproval of the report within thirty (30) days, providing the Trustee with a written description of the items in question. The Trustee shall have sixty (60) days to provide the Employer with a written explanation of the items in question. If the Employer again disapproves, the Trustee shall have the right to file its report in a court of competent jurisdiction for audit and adjudication. In the event the Employer fails to file a written objection to the Trustee's report within the ninety (90) day period following receipt of the report, the Employer shall be deemed to have approved the report. In such case, the Trustee shall be released and discharged with respect to all matters contained in the report.

11.12    LIMITATION ON LIABILITY AND INDEMNIFICATION

         (a) The Trustee shall have the authority to manage and govern the Trust to the extent provided in this instrument, but does not guarantee the Trust in any manner against investment loss or depreciation in asset value, or guarantee the adequacy of the Trust to meet and discharge all or any liabilities of the Plan.

         (b) The Trustee and/or Custodian shall not be liable for the making, retention, or sale of any investment or reinvestment made by it, as herein provided, or for any loss to, or diminution of the Trust, or for any

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                 other loss or damage which may result from the discharge of its duties hereunder except to the extent it is judicially determined such loss or damage is attributable to the Trustee/Custodian's breach of its duties hereunder or under ERISA.

         (c) An institution acting as a Custodian or nondiscretionary Trustee shall have no discretion or investment management responsibility, unless otherwise expressly agreed in writing (pursuant to an investment management agreement, for example) and shall only be responsible to perform the functions described at paragraph 11.5 hereof. Neither the Custodian nor Trustee (whether nondiscretionary or discretionary) shall have any responsibility with respect to Plan investments and does not guarantee the adequacy of the Trust to meet and discharge any or all liabilities associated with the Plan.

         (d) The Employer warrants that all directions issued to the Trustee or Custodian by it or the Plan Administrator will be in accordance with the terms of the Plan and the auxiliary agreement and not contrary to the provisions of ERISA, as amended, and the Regulations issued thereunder.

         (e) Neither the Trustee nor the Custodian shall be answerable for any action taken pursuant to any direction, consent, certificate, or other paper or document in the belief that the same is genuine. All directions by the Employer, Participant, the Plan Administrator, Named Fiduciary or an investment manager shall be made pursuant to pre-approved communication procedures to which all such parties, as applicable, shall have consented to in writing. The Employer shall deliver to the Trustee and Custodian written notification identifying the individual or individuals authorized to act on behalf the Plan and shall deliver specimens of their signatures to the Trustee/Custodian.

         (f) The duties and obligations of the Trustee and the Custodian shall be limited to those expressly imposed by this instrument or subsequently agreed upon by the parties in writing. Responsibility for administrative duties required under the Plan or applicable law not expressly imposed upon or agreed to by the Trustee or the Custodian shall rest solely with the Employer.

         (g) The Employer shall indemnify the Trustee/Custodian against, and agrees to hold the Trustee/Custodian harmless from, all liabilities and claims and expenses including attorney's fees and expenses incurred in defending against such liability or claims against the Trustee/Custodian, unless such liability or claim results from the negligent action or inaction of the Trustee/Custodian, or where the Trustee/Custodian is found to have breached its duties under this Article or Part 4 of Title I of ERISA by a final judgment of a court of competent jurisdiction. Except as otherwise provided by the preceding sentence, the Employer also shall indemnify the Trustee/Custodian against and agrees to hold the Trustee/Custodian harmless from all liabilities, claims and expenses including attorney's fees and other expenses incurred in defending against such liabilities or claims, arising from any actions or breach of responsibility by any party other than the Trustee/Custodian, including without limitation by specification any acts of a prior Trustee or of another Trustee or Custodian appointed by the Employer.

         (h) Without limiting any provision in the prior paragraph, the Employer expressly agrees to indemnify the Trustee/Custodian against any liability or claim (including attorney's fees and expenses in defending against such liabilities or claims) arising as a result of any act taken or failure to act, in accordance with the directions received from the Employer, Plan Administrator, investment manager, Participant, or a designee specified by the Employer directly or transmitted by a designated Service Provider to the Plan and without limitation by specification.

         (i) The Trustee/Custodian will take all reasonable steps to assure the security of any data received from the Employer in connection with services provided to the Plan. The Employer will be responsible for retaining duplicate copies of any such data or materials it forwards to the Trustee/Custodian and for taking all other reasonable and necessary precautions in event such data or materials are lost or destroyed, regardless of cause, or in the event reprocessing is needed for any reason. The Trustee/Custodian will maintain records in connection with the performance of services hereunder for the applicable period as required by law, or if no period is required, for such period as is reasonable under the law.

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         (j)     No waiver of any breach of this agreement shall constitute a waiver of any other breach, whether of the same or any other covenant, term or condition. The subsequent performance of any of the terms, covenants and conditions of this Article shall not constitute a waiver of any preceding breach, nor shall any delay or omission of any party's exercise of any rights arising from any default effect or impair the party's rights as to the same or future default.

         (k) Neither the Trustee or the Custodian shall be responsible in any way for any actions taken, or failure to act, by a prior trustee/custodian. The Employer shall indemnify and hold harmless the Trustee/Custodian for such prior trustee/custodian's acts or inactions for any periods applicable, including periods for which the Plan must retroactively comply with any tax law or regulations thereunder.

         (l) A fiduciary with respect to the Plan shall not be liable for a breach of fiduciary responsibility of another fiduciary with respect to the Plan except to the extent that:

                 (1) it participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach;

                 (2) by its failure to comply with ERISA Section 404(a)(1) in the administration of its specific responsibilities which give rise to its status as a fiduciary, it has enabled such other fiduciary to commit a breach; or

                 (3) it has knowledge of a breach by such other fiduciary, unless it makes reasonable efforts under the circumstances to remedy the breach.

         (m) If the assets of the Plan are held by two (2) or more Trustees, each Trustee will use reasonable care to prevent a co-Trustee from committing a breach of duty under the Employee Retirement Income Security Act of 1974, as amended, and they shall jointly manage and control the assets of the Plan; provided however, that such co-Trustee shall be authorized to allocate specific responsibilities, obligations or duties among the co-Trustees pursuant to a written agreement. If co-Trustees do enter into such an agreement, then a Trustee to whom certain responsibilities, obligations or duties have not been allocated shall not be liable either individually or as Trustee for any loss resulting to the Plan arising from the acts or omissions on the part of another Trustee to which such responsibilities, obligations or duties have been allocated.

11.13    CUSTODIAN
If a discretionary Trustee has been appointed, the Employer may appoint a Custodian as provided for in the Adoption Agreement. A Custodian shall have the same rights, powers and duties as a nondiscretionary Trustee. Any reference in the Plan to a Trustee is also a reference to the Custodian unless the context indicates otherwise. Any limitation of the Trustee's liability in the Plan shall act as a limitation of the Custodian's liability. Where a discretionary Trustee has provided direction, any action taken by the Custodian satisfies the requirement in the Plan referencing the Trustee taking that action. The resignation or removal of the Custodian shall be made in accordance with paragraph 11.19 as though the Custodian were the Trustee. The Custodian shall be responsible for the holding and safekeeping of all or a portion of the Plan's assets. One or more Custodian(s) appointed under this Plan may hold all or any portion of the Plan's assets. Such separate assets shall be held pursuant to the terms of a separate custodial agreement with such Custodian. The separate custodial agreement shall be treated as an addendum and, as such, may not conflict with any provision of this document. In addition, any provision of a separate custodial agreement which would jeopardize the tax qualified status of this Defined Contribution Plan shall be null and void. In addition to the holding and safekeeping of Plan assets, the Custodian's duties shall include:

         (a) receiving contributions under the terms of the Plan, but not determining the amount or enforcing the payment thereof,

         (b) making distributions from the Plan in accordance with instructions received from the Plan Administrator or an authorized representative of the Employer,

         (c) keeping records reflecting its administration of the Trust or the custodial account and making such records, statements and reports available to the Employer for review and audit at such times as agreed to between the Custodian, Plan Administrator, and the Employer, and

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         (d)     retaining and employing such attorneys, agents and servants as may be necessary or desirable, in the opinion of the Custodian, in the administration of the Plan, and to pay them such reasonable compensation for their services as may be agreed upon as an expense of administration of the Plan, including power to employ and retain counsel upon any matter of doubt as to the meaning or interpretation to be placed upon this Plan or any provisions thereof with reference to any question arising in the administration of the Plan or pertaining to the rights and liabilities of the Trustee hereunder. The Custodian in any such event, any act in reliance upon the advice, opinions, records, statements and computations of any attorneys and agents and on the records, statements and computations of any servants so selected by it in good faith shall be released and exonerated of and from all liability to anyone in so doing (except to the extent that liability is imposed under ERISA).

The Custodian's duties shall be limited to those as agreed to between the Employer and the Custodian. The Employer shall be responsible for any other administrative duties required under the Plan or by applicable law.

11.14    INVESTMENT ALTERNATIVES OF THE CUSTODIAN

         (a) The Custodian shall hold any or all assets received from the Trustee or its agents. If the Custodian holds title to Plan assets and such ownership requires action on the part of the registered owner, such action will be taken by the Custodian only upon receipt of specific instructions from the Trustee, or its designated agents or the Named Investment Fiduciary. Proxies shall be voted by or pursuant to the express direction of the Trustee its' authorized agent or the Named Investment Fiduciary. The Custodian shall not render any investment advice, including any opinion on the prudence of directed investments. The Employer and Trustee and its agents thereof assume all responsibility for adherence to fiduciary standards under ERISA, as amended, and the Regulations issued thereunder.

         (b) Where the Sponsor serves as Custodian, the Trust shall only be invested in investment alternatives the Custodian makes available in the ordinary course of business unless the Custodian is directed otherwise by the Employer, the Trustee or any properly designated agent thereof. The Custodian under applicable Federal or state laws, may limit the investment alternatives including but not limited to savings accounts, savings certificates, or in other savings instruments offered by the Sponsor or its affiliates. Such investments shall be made at the direction of the Employer or Trustee(s) or other Named Investment Fiduciary and the Custodian shall have no responsibility for the propriety of such investments.

11.15    PROHIBITED TRANSACTIONS
The Trustee, Custodian, Employer, investment manager, the Named Investment Fiduciary or Participant shall not knowingly enter into any transaction, engage in any activity, or direct the purchase or acquisition of any investment with respect to the Plan which would constitute a prohibited transaction under ERISA or the Code for which a statutory or administrative exemption is not available. The Trustee or Custodian shall not receive any investment advisory or other fees from a regulated investment company (a mutual fund) which duplicates investment management fees charged by the Trustee. The Trustee or Custodian shall be permitted to receive fees from a regulated investment company if the Trustee or Custodian has made a good faith determination that the receipt of such fees is not a prohibited transaction pursuant to any guidance or exemption issued by the Department of Labor from time to time.

11.16    EXCLUSIVE BENEFIT RULES
No part of the Trust shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, former Participants with a vested interest, and the Beneficiary or Beneficiaries of deceased Participants who have in a vested interest in the Plan at death.

11.17    ASSIGNMENT AND ALIENATION OF BENEFITS
Except as provided in paragraphs 10.7 or 10.9, no right or claim to, or interest in, any part of the Plan, or any payment from the Plan, shall be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind. Neither the Trustee or Custodian shall recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985 which the Plan's attorney and Plan Administrator deem to be qualified.

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Notwithstanding any provision of this paragraph 11.17 to the contrary, an offset to a Participant's Vested Account Balance against an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order or decree issued, or a settlement entered into, on or after August 5, 1997, shall be permitted in accordance with Code Sections 401(a)(13)(C) and (D).

11.18    LIQUIDATION OF ASSETS
If the Trustee and/or Custodian must liquidate assets in order to make distributions, transfer assets, or pay fees, expenses or taxes assessed against all or a part of the Trust, and the Trustee/Custodian is not instructed as to the liquidation of such assets, assets will be liquidated on a pro rata basis across all the investment alternatives in the Trust. The Trustee and /or Custodian are expressly authorized to liquidate assets in order to satisfy the Trust's obligation to pay the Trustee and /or Custodian's fees or other compensation if such fees or compensation is not paid on a timely basis.

11.19    RESIGNATION AND REMOVAL
The Trustee may resign upon thirty (30) days written notice to the Employer. The Employer may remove the Trustee upon sixty (60) days written notice to the Trustee, or such shorter period of time as may be agreed to by the parties. The Employer may discontinue its participation in this Prototype Defined Contribution Plan effective upon thirty (30) days written notice to the Sponsor. In such event the Employer shall, prior to the effective date thereof, amend the Plan to eliminate any reference to this Prototype Defined Contribution Plan and appoint a successor trustee/custodian. The Trustee shall deliver the Trust to its successor on the effective date of the resignation or removal, or as soon thereafter as practicable, provided that this shall not waive any lien the Trustee may have upon the Trust for its compensation or expenses. Following the effective date of the notice of termination, the Trustee shall have no further responsibility for providing services to the Employer or the Plan. If the Employer fails to amend the Plan and appoint a successor trustee/custodian within the said thirty (30) days, or such longer period as the Trustee may specify in writing, the Plan shall be deemed individually designed and the highest ranking officer of the Employer shall be deemed the successor trustee or custodian as the case may be. In such event, the Trustee may but shall not be required to continue to hold custody of the assets of the Plan until such time as appropriate arrangements have been made for the security of the Plan assets, but for a discretionary Trustee, upon notification thereof to Plan Participants, shall no longer have any responsibility for the investment of Plan assets.

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                                   ARTICLE XII

                              TOP-HEAVY PROVISIONS

12.1     APPLICABILITY OF RULES
If the Plan is or becomes Top-Heavy in any Plan Year beginning after 1983, the provisions of this Article will supersede any conflicting provisions in the Plan or Adoption Agreement.

12.2     MINIMUM BENEFIT
Notwithstanding any other provision in the Employer's Plan, for any Plan Year in which the Plan is Top-Heavy, each Participant shall accrue a minimum benefit in accordance with this paragraph. The minimum benefit shall be provided solely by Employer contributions (without regard to any Social Security contribution) and expressed as a Straight Life Annuity commencing at Normal Retirement Age. Such minimum shall be computed using the definition of Compensation provided at paragraph 1.15, as limited by Code Section 401(a)(17).

         (a) MINIMUM TOP-HEAVY BENEFITS FOR A DEFINED BENEFIT PLAN OR FOR PAIRED DEFINED BENEFIT PLANS - When the Employer maintains one Plan or a combination of Paired or non-Paired Defined Benefit Plans which are Top-Heavy or Super Top-Heavy, the Employer shall provide a minimum non-integrated Accrued Benefit for each Year of Top-Heavy Service while a Participant of two percent (2%) of such Participant's Average Annual Compensation for the five (5) consecutive years for which the Participant had the highest Top-Heavy Compensation. The aggregate Compensation for the years during such five-year period in which the Participant was credited with a Year of Service will be divided by the number of such years in order to determine Average Annual Compensation. No additional benefit accruals shall be provided under this paragraph on behalf of a Participant attributable to Employer contributions to the extent that the total accruals on behalf of a Participant will provide a benefit expressed as a life annuity commencing at Normal Retirement Age which equals or exceeds twenty percent (20%) of such Participant's highest Average Annual Compensation for the five (5) consecutive years for which the Participant had the highest Compensation. Average Annual Compensation shall be calculated as above.

         (b) MINIMUM TOP-HEAVY BENEFITS FOR PAIRED DEFINED CONTRIBUTION AND DEFINED BENEFIT PLANS WHERE THE PLANS ARE NOT SUPER TOP-HEAVY - The minimum Top-Heavy benefit set forth in (a) above shall apply except that the minimum non-integrated Accrued Benefit shall be three percent (3%) of the highest five (5) consecutive year Average Annual Compensation as calculated in (a) above for each Participant in this Plan, not to exceed a cumulative Accrued Benefit of thirty percent (30%).

         (c) MINIMUM TOP-HEAVY CONTRIBUTIONS FOR PAIRED DEFINED CONTRIBUTION AND DEFINED BENEFIT PLANS WHERE THE PLANS ARE SUPER TOP-HEAVY - The minimum Top-Heavy benefit set forth in (a) above shall apply to any Participant in this Plan without regard to whether the Participant also participates in Paired Defined Contribution Plan #01001, #01002 or #01009.

If the Employer does sponsor or has sponsored a Defined Contribution Plan, the Top-Heavy minimum benefit may be required to be higher than two percent (2%) per Year of Top-Heavy Service. Any increase in Top-Heavy minimum benefits or contributions, under this plan or the Defined Contribution Plan, shall be specified in Section VIII of the Adoption Agreement detailing the actual amounts of the increase. The increased amount, under this Plan, shall not exceed three percent (3%) per Year of Top-Heavy Service or an aggregate of thirty percent (30%) of Average Annual Compensation.

Each Participant who completes a Year of Service with the Employer shall be entitled to the minimum benefit accrual from Employer contributions for such Plan Year. The minimum benefit applies even though under other Plan provisions the Participant would not otherwise be entitled to a benefit accrual, or would have received a lesser accrual for the year because the Participant fails to make mandatory contributions to the Plan, the Participant's Compensation is less than a stated amount, the Participant is not employed on the last day of the accrual computation period, or the Plan is integrated with Social Security. If elected in the Adoption Agreement, the Employer may restrict the minimum accrual to non-Key Participants. The minimum benefit required [to the extent required to be nonforfeitable under Code Section 416(b)] may not be suspended or forfeited under Code Sections 411(a)(3)(B) or 411(a)(3)(D). All accruals of Employer-derived benefits, whether or not attributable to years for which the Plan is Top-Heavy, may be used in computing whether the above minimum accrual requirements are in the aggregate satisfied.

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If the form of benefit is other than a Straight Life Annuity, the Employee must receive an amount that is the Actuarial Equivalent of the minimum Straight Life Annuity benefit. If the benefit commences at a date other than at Normal Retirement Age, the Employee must receive at least an amount that is the Actuarial Equivalent of the minimum Straight Life Annuity benefit commencing at Normal Retirement Age.

12.3     MINIMUM VESTING
For any Plan Year in which this Plan is Top-Heavy, the minimum vesting schedule elected by, or deemed elected by, the Employer in Section IX(B) of the Adoption Agreement will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of Code Section 411(a)(7) except those attributable to Employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became Top-Heavy. Further, no reduction in a Participant's vested benefits may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this paragraph does not apply to the Accrued Benefits of any Employee who does not have an Hour of Service after the Plan initially becomes Top-Heavy and such Employee's Accrued Benefit attributable to Employer contributions and forfeitures will be determined without regard to this paragraph.

12.4     LIMITATIONS ON BENEFITS
For any Limitation Year beginning before January 1, 2000, in any Plan Year in which Paired Plans are top-heavy [the Top-Heavy Ratio exceeds sixty percent (60%)] the denominators of the Defined Benefit Fraction (as defined in paragraph 1.20) and Defined Contribution Fraction (as defined in paragraph 1.22) shall be computed using 100% of the dollar limitation instead of 125%. In this case, additional Top-Heavy minimum benefits may not be provided.

For any Limitation Year beginning before January 1, 2000, in any Plan Year in which the Top-Heavy Ratio exceeds ninety percent (90%) (i.e., the Plan becomes Super Top-Heavy), the denominators of the Defined Benefit Fraction (as defined in paragraph 1.20) and Defined Contribution Fraction (as defined in paragraph 1.22) shall be computed using 100% of the dollar limitation instead of 125%. In this case, additional Top-Heavy minimum benefits may not be provided.

12.5     BENEFIT REDUCTION RESULTING FROM AGGREGATION
Notwithstanding any other provision to the contrary, no Participant shall accrue an Annual Benefit (as defined in paragraph 1.6 of the Plan) in excess of the adjusted Maximum Permissible Amount. For purposes of this provision, the adjusted Maximum Permissible Amount is:

         (a) for Limitation Years beginning before January 1, 2000, the lesser of the Maximum Permissible Amount (defined in paragraph 1.54), of the Plan or the Code Section 415(e) aggregated limitation. For purposes of this paragraph, the Code Section 415(e) aggregated limitation is the product of:

                 (1) one (1) minus the Defined Contribution Fraction (as defined in paragraph 1.22 of the Plan), and

                 (2) the lesser of 125% of the adjusted dollar limitation (as defined below), or 140% of the Participant's Highest Average Compensation; or

         (b) for Limitation Years beginning on or after January 1, 2000, the Maximum Permissible Amount as defined in paragraph 1.54 of the Plan.

         (c) The adjusted dollar limitation is $90,000 payable in the form of a Straight Life Annuity commencing at the Participant's Social Security Retirement Age, as defined in paragraph 1.83 of the Plan.

         (d) If the Participant has less than ten (10) Years of Participation (as defined in paragraph 1.105 of the Plan) in the Plan, the Defined Benefit Plan Dollar Limitation shall be multiplied by a fraction (i) the numerator of which is the number of Years (or part thereof) of Participation in the Plan, and (ii) the denominator of which is ten (10). To the extent provided in Regulations or in other guidance issued by the Internal Revenue Service, the preceding sentence shall be applied separately with respect to each change in the benefit structure of the Plan. If the Participant has less than ten
                 (10) Years of Service with the Employer, the Compensation limitation shall be multiplied by a fraction (i) the numerator of which is the number of Years (or part thereof) of Service with the Employer and the denominator of which is ten (10). The adjustments of this sub-paragraph (d) shall be applied in the denominator of the Defined Benefit Fraction based upon Years of Service. For purposes of computing the Defined Benefit Plan Fraction only, Years of Service shall include future years (or part thereof) occurring

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                 before the Participant's Normal Retirement Age. Such future
                 Years of Service shall include the year which contains the date the Participant reaches Normal Retirement Age, or the year in which the Participant terminates employment, if earlier.

         (e) If the Annual Benefit of the Participant commences before the Participant's Social Security Retirement Age, but on or after age sixty-two (62), the adjusted dollar limitation is reduced above, if necessary, shall be determined as follows:

                 (1) If a Participant's Social Security Retirement Age is sixty-five (65), the dollar limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the adjusted dollar limitation by 5/9 of one percent (1%) for each month by which benefits commence before the month in which the Participant attains age sixty-five (65).

                 (2) If a Participant's Social Security Retirement Age is greater than sixty-five (65), the dollar limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the adjusted dollar limitation by 5/9 of one percent (1%) for each of the first thirty-six
                        (36) months and 5/12 of one percent (1%) for each of the additional months [up to twenty-four (24) months] by which benefits commence before the month of the Participant's Social Security Retirement Age.

         (f) If the Annual Benefit of a Participant commences prior to age sixty-two (62), the adjusted dollar limitation shall be an Annual Benefit that is the Actuarial Equivalent of the Defined Benefit Dollar Limitation for age sixty-two (62), as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age sixty-two (62). The Annual Benefit beginning prior to age sixty-two (62) shall be determined as the lesser of the equivalent Annual Benefit computed using the interest rate and mortality table (or other tabular factor) equivalence for early retirement benefits and the equivalent Annual Benefit computed using a five percent (5%) interest rate and the Applicable Mortality Table as defined in paragraph 1.10 of the Plan. Any decrease in the adjusted Defined Benefit Dollar Limitation determined in accordance with this provision (f) shall not reflect any mortality decrement to the extent that the benefits will not be forfeited upon the death of the Participant.

         (g) If the Annual Benefit of a Participant commences after the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation as reduced in (d) above, if necessary, shall be increased so that it is the Actuarial Equivalent of an Annual Benefit of such dollar limitation beginning at the Participant's Social Security Retirement Age. The equivalent Annual Benefit beginning after Social Security Retirement Age shall be determined as the lesser of the equivalent Annual Benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for purposes of determining Actuarial Equivalence for delayed retirement benefits, and the equivalent annual benefit computed using a five percent (5%) interest rate assumption and the Applicable Mortality Table as defined in paragraph 1.10 of the Plan.

         (h) Notwithstanding anything else in this Article to the contrary, the benefit otherwise accrued or payable to a Participant under this Plan shall be deemed not to exceed the Defined Benefit Dollar Limitation if:

                 (1) the retirement benefits payable for a Plan Year under any form of benefit with respect to such Participant under this Plan and all other defined benefit plans (regardless of whether terminated) ever maintained by the employer do not exceed $1,000 multiplied by the Participant's number of Years of Service or parts thereof [not to exceed ten (10)] with the Employer; and

                 (2) the Employer has not at any time maintained a Defined Contribution Plan, a Welfare Benefit Plan, or an individual medical account in which the Participant participated.

                 Notwithstanding the above, in the case of an individual who was a Participant in one or more Defined Benefit Plans of the Employer as of the first day of the first Limitation Year beginning after December 31, 1986, the adjusted Maximum Permissible Amount shall not be less than a Participant's TRA '86 Accrued Benefit, as defined at paragraph 1.89.

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                 Notwithstanding the above, in the case of an individual who was a Participant in one or more Defined Benefit Plans of the Employer as of the first Limitation Year beginning after December 31, 1994, the adjusted Maximum Permissible Amount shall not be less than the Participant's Retirement Protection Act of 1994 (RPA '94) Old Law Benefit. The Participant's RPA
                 '94 old law benefit is the Participant's Accrued Benefit under the terms of the Plan as of the close of the last Limitation Year beginning before January 1, 1995 (the RPA '94 freeze date), determined as if the Participant had separated from Service as of that date. In determining the amount of a Participant's RPA '94 old law benefit, the following shall be disregarded:

                 (i) any Plan amendment increasing benefits adopted after the RPA '94 freeze date; and

                 (ii) any cost of living adjustments that become effective after such date.

A Participant's RPA '94 Old Law Benefit is not increased after the RPA '94 freeze date, but if the limitations of Code Section 415 as in effect on December 7, 1994 are less than the limitations that were applied to determine the Participant's RPA '94 Old Law Benefit on the RPA '94 freeze date, then the Participant's RPA '94 Old Law Benefit will be reduced in accordance with such reduced limitation. If at any date after the RPA '94 freeze date the Participant's total Plan benefit, before the application of Code Section 415, is less than the Participant's RPA '94 Old Law Benefit, the RPA '94 Old Law Benefit will be reduced to the Participant's total Plan benefit.

If the RPA '94 benefit was reduced during the period between the RPA '94 freeze date and the first day of the first Limitation Year beginning on or after January 1, 2000 because of Annual Additions credited to a Participant's account in an existing Defined Contribution Plan, the RPA '94 Old Law Benefit may increase to the RPA '94 freeze date level as of the first day of the first Limitation Year beginning on or after January 1, 2000.

Effective on January 1, 1988, and each January 1 thereafter, the $90,000 limitation above will be automatically adjusted to the new dollar limitation determined by the Commissioner of Internal Revenue for that calendar year. The new limitation will apply to Limitation Years ending within the calendar year of the date of the adjustment.

In the case of a Participant who has separated from Service, a Participant's Highest Average Compensation will be automatically adjusted by multiplying such Compensation by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) in such manner as the Secretary shall prescribe. The adjusted Compensation amount will apply to Limitation Years ending within the calendar year of the date of the adjustment.

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                                  ARTICLE XIII

                            AMENDMENT AND TERMINATION

13.1     AMENDMENT BY SPONSOR
The Sponsor may amend any or all provisions of this Prototype Defined Benefit Plan at any time without obtaining the approval or consent of any Employer which has adopted this Plan and Trust provided that no amendment shall authorize or permit any part of the corpus or income of the Plan to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries, or eliminate an optional form of distribution. For purposes of Sponsor amendments, the mass submitter of this Basic Plan Document #02 shall be recognized as the agent of the Sponsor. If the Sponsor does not adopt the amendments made by the mass submitter, it will no longer be identical to or a minor modifier of the mass submitter plan.

13.2     AMENDMENT BY EMPLOYER
The Employer may amend any option in the Adoption Agreement, and may include language as permitted in the Adoption Agreement to satisfy Code Section 415 or to avoid duplication of minimums under Code Section 416 because of the required aggregation of multiple plans. The Employer may also adopt certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan for which the Employer must obtain a separate determination letter. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Code Section 412(d), will no longer participate in this Prototype Plan program and will be considered an individually designed Plan. In such event, all references to the institution or company as Sponsor shall be deemed null and void.

13.3     PROTECTED BENEFITS
An amendment (including the adoption of this Plan as a restatement of an existing Plan) may not decrease a Participant's accrued benefit or account balance except to the extent permitted under Code Section 412(c)(8), and may not reduce or eliminate a Code Section 411(d)(6) protected benefit (except as provided by the Code or the Regulations issued thereunder) determined immediately prior to the date of adoption, or if later, the Effective Date of the amendment. Where this Plan is being adopted to amend another plan that contains a protected benefit not provided for in this document, the Employer may attach an addendum to the Adoption Agreement that describes such protected benefit which shall be incorporated in the Plan.

13.4     PLAN TERMINATION
Employers shall have the right to terminate their Plans at any time. The Sponsor shall be given written notice of the Employer intention to terminate the Plan sixty (60) days in advance. If the Plan is terminated or partially terminated, the rights of all affected Employees to benefits accrued to the date of such termination or partial termination (to the extent funded as of such date) shall vest and become nonforfeitable. In the event of a partial termination, only those who separate from Service shall be fully vested. In the event of termination, the Employer shall direct the Trustee with respect to the distribution of benefits to or for the exclusive benefit of Participants or their beneficiaries.

The Trustee shall dispose of the Fund in accordance with the written directions of the Plan Administrator, provided that no liquidation of assets and payment of benefits, (or provision therefore), shall actually be made by the Trustee until after it is established by the Employer in a manner satisfactory to the Trustee, that the applicable requirements, if any, of ERISA and the Code governing the termination of employee benefit plans, have been or are being, complied with, or that appropriate authorizations, waivers, exemptions, or variances have been, or are being obtained.

13.5     ALLOCATION OF ASSETS UPON TERMINATION
If the Plan is terminated, or if there is partial termination, the Fund shall be allocated on the basis of the costs of benefits due active and retired Participants, their Spouses or beneficiaries with respect to Service to the date of termination or partial termination. If the Fund cannot provide such costs in full, it shall be allocated in the following order of priority, allocations within the last category for which assets are available, being made in proportion to the costs within that category for each Participant.

         (a)     Benefits accrued for Participants from Employee contributions.

         (b) Costs for Participants who have been receiving benefits or who have been eligible to receive Normal Retirement Benefits for more than three (3) years as of the date of termination.

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         (c)     Costs for Participants who have been receiving benefits or who have been eligible to receive Normal Retirement Benefits for less than three (3) years as of the date of termination.

         (d) Costs for Participants who were eligible to receive early retirement benefits as of the date of termination.

         (e) Costs for all other benefits insured by the Pension Benefit Guaranty Corporation.

         (f)     Costs for any other benefits.

If the allocation made pursuant to (e) and (f) above results in discrimination in favor of Participants who are officers, shareholders, or highly compensated, then the assets allocated under (e) and (f) shall be reallocated to avoid such discrimination. All amounts allocated under this paragraph shall be nonforfeitable. After allocation, the Employer shall determine whether to make payments from the Fund to the extent the monies so allocated are sufficient, or whether to purchase immediate or deferred annuities from an insurance company in whatever amounts the monies so allocated will provide. If the Fund has sufficient assets to cover the cost of all Accrued Benefits and full settlement of all such benefits is made through the purchase of a group annuity contract or through the purchase and distribution of individual annuity contracts or otherwise, then any balance remaining in the Fund may be either refunded to the Employer or allocated to Participants as specified in Section XIX of the Adoption Agreement. In the event of a reversion to the Employer, the Employer has the right to either increase benefits under this Plan by twenty percent (20%) of the reversion amount or transfer twenty-five percent (25%) of the reversion amount to a replacement plan.

If upon Plan termination all Plan liabilities are satisfied, any excess assets arising from erroneous actuarial computation will revert to the Employer.

13.6     EARLY TERMINATION PROVISIONS

         (a)     Prior to the date the pre-termination restrictions in paragraph
                 13.5 are effective, Employer contributions on behalf of any of the twenty-five (25) highest paid Employees at the time the Plan is established and whose anticipated Annual Benefit exceeds $1,500 will be restricted as provided in paragraph 13.6(b) upon the occurrence of the following conditions:

                 (1) the Plan is terminated within ten (10) years after its establishment;

                 (2) the benefits of such highest paid Employee become payable within ten (10) years after the establishment of the Plan; or

                 (3) if Code Section 412 [without regard to Code Section 412(h)(2)] does not apply to this Plan, the benefits of such Employee become payable after the Plan has been in effect for ten years, and the full current costs of the Plan for the first ten (10) years have not been funded.

         (b) Employer contributions which may be used for the benefit of an Employee described in paragraph 13.6(a) shall not exceed the greater of $20,000, or twenty percent (20%) of the first $50,000 of the Employee's Compensation multiplied by the number of years between the date of the establishment of the Plan and:

                 (1) the date of the termination of the Plan if 13.6(a)(1) applies,

                 (2) the date the benefits become payable if 13.6(a)(2) applies, or

                 (3) the date of the failure to meet the full current costs if 13.6(a)(3) applies.

         (c) If the Plan is amended so as to increase the benefit actually payable in event of the subsequent termination of the Plan, or the subsequent discontinuance of contributions thereunder, then the provisions of the above paragraphs shall be applied to the Plan as so changed as if it were a new Plan established on the date of the change. The original group of twenty-five (25) Employees [as described in 13.6(a) above] will continue to have the limitations in 13.6(b) apply as if the Plan had not been changed. The restrictions relating to the change of Plan should apply to benefits or funds for each of the twenty-five (25) highest paid Employees on the Effective Date of the change except that such restrictions need not apply with respect to any Employee in this group for whom the normal annual

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                 pension or annuity provided by the Employer contributions prior to that date and during the ensuing ten (10) years, based on his or her rate of Compensation on that date, could not exceed $1,500.

                 The Employer contributions which may be used for the benefit of the new group of twenty-five (25) Employees will be limited to the greater of:

                 (1) the Employer contributions (or funds attributable thereto) which would have been applied to provide the benefits for the Employee if the previous Plan had been continued without change,

                 (2)    $20,000, or

                 (3) the sum of (A) the Employer contributions (or funds attributable thereto) which would have been applied to provide benefits for the Employee under the previous Plan if it had been terminated the date before the Effective Date of change, and (B) an amount computed by multiplying the number of years for which the current costs of the Plan after that date are met by twenty percent (20%) of his or her annual Compensation, or $10,000, whichever is smaller.

         (d) Notwithstanding the above limitations, the following limitations will apply if they would result in a greater amount of Employer contributions to be used for the benefit of the restricted Employee:

                 (1)    in the case of a substantial owner [as defined in
                        Section 4022(b)(5) of the Employee Retirement Income Security Act, (ERISA)], a dollar amount which equals the Present Value of the benefit guaranteed for such Employee under Section 4022 of ERISA, or if the Plan has not terminated, the Present Value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with regulations of the Pension Benefit Guaranty Corporation
                        (PBGC), and

                 (2) in the case of the other restricted Employees, a dollar amount which equals the present value of the maximum benefit described in Section 4022(b)(3)(B) of ERISA (determined on the earlier of the date the Plan terminates or the date benefits commence, and determined in accordance with regulations of the PBGC) without regard to any other limitations in Section 4022 of ERISA.

         (e) If, as of the date of this Plan terminates, the value of Plan assets is not less than the Present Value of all Accrued Benefits (whether or not nonforfeitable) distributions of assets to each Participant equal to the Present Value of that Participant's Accrued Benefit will not be discriminatory if the formula for computing benefits as of the date of termination is not discriminatory. All Present Values and the value of Plan assets will be computed using assumptions satisfying Section 4044 of ERISA. Upon the occurrence of the above situation, the amount by which the value of Plan assets exceeds the Present Value of Accrued Benefits (whether or not nonforfeitable) will revert to the Employer.

         (f) Notwithstanding the otherwise applicable restrictions on distributions of benefits incident to early Plan termination, a Participant's otherwise restricted benefit may be distributed in full upon depositing with an acceptable depository property having a fair market value equal to 125% of the amount which would be repayable had the Plan terminated on the date of the lump sum distribution. If the market value of the property held by the depository falls below 110% of the amount which would be repayable if the Plan were then to terminate, additional property necessary to bring the value of the property held by the depository up to 125% of such amount will be deposited.

13.7     EARLY TERMINATION RESTRICTIONS
In the event of Plan termination, the benefit of any Highly Compensated active or former Employee is limited to a benefit that is nondiscriminatory under Code
Section 401(a)(4).

         (a) For Plan Years beginning on or after the date set forth in the Adoption Agreement, benefits distributed to any of the twenty-five (25) most Highly Compensated active and former Highly Compensated Employees, with the greatest Compensation in the current or any prior Plan Year, are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the Employee under a Straight Life Annuity that is the Actuarial Equivalent of the sum of the

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                 Employee's Accrued Benefit and the Employee's other benefits under the Plan [other than a social security supplement within the meaning of Regulations Section 1.411(a)-7(c)(4)(ii)], and the amount the Employee is entitled to receive under social security.

         (b)     The preceding sub-paragraph (a) shall not apply if:

                 (1) after payment of the benefit to an Employee described in the preceding paragraph, the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(1)(7), or

                 (2) the value of the benefits for an Employee described above is less than one percent (1%) of the value of current liabilities before distribution, or

                 (3) the value of the benefits payable under the Plan to an Employee described above does not exceed $3,500.

         (c) An Employee's otherwise restricted benefit may be distributed in full to the affected Employee if prior to the receipt of the restricted amount, the Employee enters into a written agreement with the Plan Administrator to secure repayment to the Plan of the restricted amount. The restricted amount is the excess of the amounts distributed to the Employee (accumulated with reasonable interest) over the amounts that could have been distributed to the Employee under a Straight Life Annuity described in sub-paragraph (a) above (accumulated with reasonable interest). The Employee may secure repayment of the restricted amount upon distribution by:

                 (1) entering into an agreement for promptly depositing in escrow with an acceptable depository property having a fair market value equal to at least 125% of the restricted amount,

                 (2) providing a bank letter of credit in an amount equal to at least 100% of the restricted amount, or

                 (3) posting a bond equal to at least 100% of the restricted amount.

                 If the Employee elects to post the bond, the bond will be furnished by an insurance company, bonding company or other surety for federal bonds.

         (d) The escrow arrangement may provide that an Employee may withdraw amounts in excess of 125% of the restricted amount. If the market value of the property in the escrow account falls below 110% of the remaining restricted amount, the Employee must deposit additional property to bring the value of the property held by the depository up to 125% of the restricted amount. The escrow arrangement may provide that the Employee may have the right to receive any income from the property placed in escrow, subject to the Employee's obligation to deposit additional property, as set forth in the preceding sentence.

         (e) A surety or bank may release any liability on a bond or letter of credit in excess of 100% of the restricted amount.

         (f) If the Plan Administrator certifies to the depository, surety or bank that the Employee (or the Employee's estate) is no longer obligated to repay any restricted amount, the depository may redeliver to the Employee any property held under the escrow agreement, and a surety or bank may release any liability on an Employee's bond or letter of credit.

For purposes of this paragraph, benefit includes loans in excess of the amount set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

13.8     QUALIFICATION OF EMPLOYER'S PLAN
If the adopting Employer fails to obtain or retain applicable Internal Revenue Service qualification as a Prototype Plan, such Employer's Plan shall no longer participate in this Prototype Defined Benefit Plan and will be considered an individually designed plan.

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13.9     MERGERS AND CONSOLIDATIONS

         (a) In the case of any merger or consolidation of the Employer's Plan with, or transfer of assets or liabilities of the Employer's Plan to any other plan, Participants in the Employer's Plan shall be entitled to receive benefits immediately after the merger, consolidation, or transfer which are equal to or greater than the benefits they would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

         (b) Any corporation into which the Trustee, Custodian or any successor thereto may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee, Custodian or any successor thereto may be a party, or any corporation to which all or substantially all the business of the Trustee, Custodian or any successor thereto may be transferred, shall automatically be the successor of such Trustee without the filing of any instrument or performance of any further act, before any court.

13.10    RESIGNATION AND REMOVAL
The Trustee/Custodian may resign by written notice to the Employer which shall be effective sixty (60) days after delivery. The Employer may also discharge any Trustee/Custodian upon sixty (60) days notice. In either case, the Employer will appoint a successor trustee or custodian. The Trustee/Custodian shall deliver the Fund to its successor on the effective date of the resignation or removal, or as soon thereafter as practicable, provided that this shall not waive any lien the Trustee/Custodian may have upon the Fund for its compensation or expenses. The Employer may discontinue its participation in this Prototype Plan effective upon sixty (60) days written notice to the Sponsor. In such event the Employer shall, prior to the effective date thereof, amend the Plan to eliminate any reference to this Prototype Plan.

Following the effective date of the notice of termination, the Trustee/Custodian shall have no further responsibility for providing services to the Employer or the Plan. If the Employer fails to amend the Plan and appoint a successor trustee/custodian within the said sixty (60) days, or such longer period as the Trustee/Custodian may specify in writing, the Plan shall be deemed individually designed and the Employer shall be deemed the successor trustee/custodian as the case may be. In such event, the Sponsor may continue to hold custody of the assets of the Plan until such time as appropriate arrangements have been made for the security of the Plan assets, but upon notification thereof to Plan Participants, shall no longer have any responsibility for the investment of Plan assets.

13.11    QUALIFICATION OF PROTOTYPE
The Sponsor intends that this Prototype Defined Benefit Plan will meet the requirements of the Code as a qualified Defined Benefit Plan. Should the Commissioner of Internal Revenue or any delegate of the Commissioner at any time determine that the Prototype Defined Benefit Plan fails to meet the requirements of the Code, the Sponsor will amend the Basic Plan Document #02 to maintain its qualified status.

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                                   ARTICLE XIV

                                  GOVERNING LAW

14.1     GOVERNING LAW
Construction, validity and administration of the Prototype Defined Benefit Plan, and any Employer Plan established under the terms of this Plan and accompanying Adoption Agreement, shall be governed by Federal law to the extent applicable and to the extent not applicable by the laws of the State or Commonwealth in which the principal office of the Prototype Sponsor or its affiliate is located.

14.2     STATE COMMUNITY PROPERTY LAWS
The terms and conditions of the Prototype Defined Benefit Plan and any Employer's Plan established under the terms of this Basic Plan Document #02 and accompanying Adoption Agreement shall be applicable without regard to community property laws of any state.

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                                    AMENDMENT
                                     TO THE
                         PROTOTYPE DEFINED BENEFIT PLAN
                             BASIC PLAN DOCUMENT #02

The Employer named in the Adoption Agreement hereby amends the Plan to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as a good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. This amendment shall supersede the provisions of the Basic Plan Document #02 to the extent those provisions are inconsistent with the provisions of this amendment. The Basic Plan Document #02 is hereby amended as follows:

1. Paragraph 1.15 of the Basic Plan Document #02 entitled "Compensation", under the paragraph entitled "Limitation on Compensation" is amended effective for Plan Years beginning after December 31, 2001, by the addition of the following at the end of the paragraph:

         "Unless specified otherwise in the Adoption Agreement, for purposes of determining benefit accruals in Plan Years ending after December 31, 2001, Compensation even for Plan Years ending before the 2001 Plan Year shall be $200,000, as adjusted. The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year."

2. Paragraph 1.19 of the Basic Plan Document #02 entitled "Defined Benefit Dollar Limitation" is amended by the addition of the following sub-paragraph at the end thereof:

         "For Limitation Years ending after December 31, 2001, the "Defined Benefit Dollar Limitation" is $160,000, as adjusted. Said Defined Benefit Dollar Limitation shall be effective January 1 of each year and is determined under Code Section 415(d) in such manner as the Secretary shall prescribe, and is payable in the form of a Straight Life Annuity. A limitation as adjusted under Code Section 415(d) will apply to Limitation Years ending with or within the calendar year for which the adjustment applies."

3. Paragraph 1.34 of the Basic Plan Document #02 entitled "Eligible Retirement Plan" is amended by the addition of the following at the end thereof:

         "The following shall apply only to distributions made after December 31, 2001. For purposes of the Direct Rollover provisions in paragraph
         4.5 of the Plan, an Eligible Retirement Plan shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Code Section 414(p).

         For purposes of the Direct Rollover provisions in paragraph 4.5 of the Plan, a portion of the distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of Voluntary After-tax Contributions that are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified Defined Contribution Plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."

4. Paragraph 1.50 of the Basic Plan Document #02 entitled "Key Employee", is deleted in its entirety and replaced with the following for Plan Years beginning after December 31, 2001:

         "1.50 KEY EMPLOYEE Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual Compensation greater than $130,000 [as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002], a five percent (5%) owner of the Employer, or a one percent (1%) owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means Compensation within the meaning of Code Section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the applicable Regulations and other guidance of general applicability issued thereunder."

5. Paragraph 1.54 of the Basic Plan Document #02 entitled "Maximum Permissible Amount", is amended by the addition of the following sub-paragraphs (g) - (k):

         "(g) The "Maximum Permissible Amount" is the lesser of the Defined Benefit Dollar Limitation or the defined benefit compensation limitation [both adjusted where required, as provided in (h) and, if applicable, in (i) or (j) below].

         (h) If the Participant has fewer than 10 Years of Participation in the Plan, the Defined Benefit Dollar Limitation shall be multiplied by a fraction, (1) the numerator of which is the number of Years (or part thereof) of Participation in the Plan and (2) the denominator of which is 10. In the case of a Participant who has fewer than 10 Years of Service with the Employer, the defined benefit compensation limitation shall be multiplied by a fraction, (1) the numerator of which is the number of Years (or part thereof) of Service with the Employer and (2) the denominator of which is 10.

         (i) If the benefit of a Participant begins prior to age 62, the Defined Benefit Dollar Limitation applicable to the Participant at such earlier age is an Annual Benefit payable in the form of a Straight Life Annuity beginning at the earlier age that is the Actuarial Equivalent of the Defined Benefit Dollar Limitation applicable to the Participant at age 62 [adjusted under (h) above, if required]. The Defined Benefit Dollar Limitation applicable at an age prior to age 62 is determined as the lesser of (1) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the interest rate and mortality table (or other tabular factor) specified in Section III(B) of the Adoption Agreement and (2) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a 5% interest rate and the applicable mortality table as defined in Section III(B) of the Adoption Agreement. Any decrease in the Defined Benefit Dollar Limitation determined in accordance with this paragraph (i) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the Participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

         (j) If the benefit of a Participant begins after the Participant attains age 65, the Defined Benefit Dollar Limitation applicable to the Participant at the later age is the Annual Benefit payable in the form of a Straight Life Annuity beginning at the later age that is actuarially equivalent to the Defined Benefit Dollar Limitation applicable to the Participant at age 65 [adjusted under (i) above, if required]. The Actuarial Equivalent of the Defined Benefit Dollar Limitation applicable at an age after age 65 is determined as
                 (1) the lesser of the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the interest rate and mortality table (or other tabular factor) specified in
                 Section III(B) of the Adoption Agreement and (2) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a 5% interest rate assumption and the applicable mortality table as defined in Section III(B) of the Adoption Agreement. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

         (k) Unless indicated otherwise in the Adoption Agreement, benefit increases resulting from the increase in the above limitations will be provided to all Participants who have one Hour of Service on or after the first day of the first Plan Year ending after December 31, 2001."

6. Paragraph 4.3 of the Basic Plan Document #02 entitled "Rollover Contributions", is amended by the addition of the following paragraph
         (f) which shall read as follows:

         "(f) If elected by the Employer in the Adoption Agreement, the Plan will accept Participant Rollover Contributions and/or Direct Rollovers of distributions made after December 31, 2001, from the types of plans specified in the Adoption Agreement, beginning on the Effective Date specified in the Adoption Agreement."

7. Paragraph 4.5 of the Basic Plan Document #02 entitled "Direct Rollover of Benefits", is amended effective January 1, 2002 by the addition of the following paragraph:

         "The following shall apply only to distributions made after December 31, 2001. For purposes of the Direct Rollover provisions in this paragraph 4.5 of the Plan, an Eligible Retirement Plan shall also mean an annuity

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

         contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Code Section 414(p).

         For purposes of the Direct Rollover provisions in this paragraph 4.5 of the Plan, a portion of the distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of Voluntary After-tax Contributions that are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified Defined Contribution Plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."

8. Effective as of the date set forth in the Adoption Agreement in the section entitled "Treatment of Rollovers in Application of Involuntary Cash-out Provisions", paragraph 4.10 of the Basic Plan Document #02 entitled "Withdrawal on Termination of Employment " is amended by the addition of the following at the end thereof:

         "If elected by the Employer in the Adoption Agreement, the value of a Participant's Vested Accrued Benefit shall be determined without regard to that portion of the Accrued Benefit that is attributable to Rollover Contributions (and the earnings allocable thereto) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and
         457(e)(16). If the value of the Participant's Vested Accrued Benefit as so determined is $5,000 or less, the Plan shall, within normal administrative policy, immediately distribute the Participant's entire nonforfeitable Accrued Benefit."

9. Paragraph 10.7 of the basic plan document #02 entitled "participant loans" is amended effective January 1, 2001 by deleting the language at subsection (i) and replacing it with the following:

         "(i) effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder employee shall cease to apply."

10. Paragraph 12.2 of the Basic Plan Document #02 entitled "Minimum Benefit" is amended for Plan Years beginning after December 31, 2001 by the addition of the following new subparagraphs at the end of the paragraph that shall read as follows:

         "CONTRIBUTIONS UNDER OTHER PLANS - The Employer may provide in the Adoption Agreement that the minimum benefit requirement shall be met in another plan, including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and Matching Contributions that meet the requirements of Code Section 401(m)(11).

         DETERMINING YEARS OF TOP-HEAVY SERVICE - For purposes of satisfying the minimum benefit requirements of Code Section 416(c)(1) and the Plan, in determining Years of Service with the Employer, any Service with the Employer shall be disregarded to the extent that such Service occurs during a Plan Year when the Plan benefits [within the meaning of Code
         Section 410(b)] no Key Employee or former Key Employee."

11. Paragraph 12.5 of Basic Plan Document #02 entitled "Benefit Reduction Resulting From Aggregation" shall be amended by the addition of a new sub-paragraph at the end thereof that shall read as follows:

         "The provisions of this paragraph 12.5 shall be superceded by the amended definition of Maximum Permissible Amount for Plan Years beginning after 2001."

12. This paragraph shall apply for purposes of determining whether the Plan is a Top-Heavy Plan under Code Section 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years. This section amends Article XII of the Basic Plan Document #02 by adding paragraph 12.6 entitled "Determination of Top-Heavy Status". The paragraph shall read as follows:

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

         "12.6   DETERMINATION OF TOP-HEAVY STATUS

                 (a) DETERMINATION OF PRESENT VALUES AND AMOUNTS - This paragraph 12.6 shall apply for purposes of determining the Present Values of Accrued Benefits and the amounts of account balances of Employees as of the Top-Heavy Determination Date.

                 (b) DISTRIBUTIONS DURING THE PLAN YEAR ENDING ON THE TOP-HEAVY DETERMINATION DATE - The Present Value of Accrued Benefits and the amounts of account balances of an Employee as of the Top-Heavy Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with this Plan under Code Section 416(g)(2) during the 1-year period ending on the Top-Heavy Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with this Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from Service, death, or Disability, this provision shall be applied by substituting "5-year period" for "1-year period".

                 (c) EMPLOYEES NOT PERFORMING SERVICES DURING THE PLAN YEAR ENDING ON THE TOP-HEAVY DETERMINATION DATE - The Accrued Benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Top-Heavy Determination Date shall not be taken into account."

13. A new Paragraph 5.16 entitled "Application of the 1994 Group Annuity Reserving Table" is added at the end of Article V that shall read as follows:

         "5.16   APPLICATION OF THE 1994 GROUP ANNUITY RESERVING TABLE

                 (a) Unless indicated otherwise in the Adoption Agreement, this paragraph will apply to distributions with Annuity Starting Dates on or after December 31, 2001.

                 (b) Notwithstanding any other Plan provisions to the contrary, the applicable mortality table used for purposes of adjusting any benefit or limitation under Code Sections 415(b)(2)(B), (C), or (D) as set forth in
                        Section III(B) of the Adoption Agreement and the applicable mortality table used for purposes of satisfying the requirements of Code Section 417(e) as set forth in Section III(B) of the Adoption Agreement is the table prescribed in Revenue Ruling 2001-62.

                        However, in lieu of the sub-paragraph immediately above, if the Plan uses the applicable mortality table for reasons other than those listed above, then notwithstanding any other Plan provisions to the contrary, any reference in the Plan to the mortality table prescribed in Revenue Ruling 95-6 shall be construed as a reference to the mortality table prescribed in Revenue Ruling 2001-62 for all purposes under the Plan."

                 (c) For any distribution with an Annuity Starting Date on or after the effective date of this paragraph and before the adoption date of this paragraph, if application of the amendment as of the Annuity Starting Date would have caused a reduction in the amount of any distribution, such reduction is not reflected in any payment made before the adoption date of this paragraph. However, the amount of any such reduction that is required under
                        Section 415(b)(2)(B) of the Internal Revenue Code must be reflected actuarially over any remaining payments to the Participant.

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